REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
Brighthouse Fund UL for Variable Life Insurance
and Board of Directors of
Brighthouse Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Brighthouse Fund UL for Variable Life Insurance (the “Separate Account”) of Brighthouse Life Insurance Company (the “Company”) comprising each of the individual Investment Options listed in Note 2.A as of December 31, 2025, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights in Note 8 for each of the five years in the period then ended for the Investment Options, except for the Investment Option included in the table below; the related statements of operations, changes in net assets, and financial highlights for the Investment Option and period indicated in the table below; and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Investment Options constituting the Separate Account of the Company as of December 31, 2025, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Investment Options Comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
BHFTI SSGA Emerging Markets Enhanced Index Investment Option	For the period from April 25, 2025 (commencement of operations) through December 31, 2025

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2025, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Charlotte, North Carolina
March 26, 2026

We have served as the Separate Account’s auditor since 2005.

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2025

American Funds® Global Growth Investment Option	American Funds® Growth Investment Option	American Funds® Growth-Income Investment Option	BHFTI BlackRock High Yield Investment Option
Assets:
Investments at fair value	$32,678,315	$118,459,012	$49,757,556	$73,774
Due from Brighthouse Life Insurance Company	—	—	—	—
Total Assets	32,678,315	118,459,012	49,757,556	73,774
Liabilities:
Accrued fees	—	—	—	—
Due to Brighthouse Life Insurance Company	24	57	37	2
Total Liabilities	24	57	37	2
Net Assets	$32,678,291	$118,458,955	$49,757,519	$73,772

The accompanying notes are an integral part of these financial statements.

1

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2025

BHFTI Brighthouse Asset Allocation 100 Investment Option	BHFTI Brighthouse Small Cap Value Investment Option	BHFTI CBRE Global Real Estate Investment Option	BHFTI Invesco Comstock Investment Option	BHFTI Invesco Global Equity Investment Option	BHFTI Invesco Small Cap Growth Investment Option	BHFTI Loomis Sayles Global Allocation Investment Option	BHFTI Loomis Sayles Growth Investment Option	BHFTI MFS® Research International Investment Option	BHFTI Morgan Stanley Discovery Investment Option
Assets:
Investments at fair value	$7,789,214	$12,391,974	$5,213,809	$8,078,401	$29,008,260	$5,180,177	$6,997,632	$78,957,254	$18,169,028	$455,446
Due from Brighthouse Life Insurance Company	—	—	—	—	—	—	—	—	—	—
Total Assets	7,789,214	12,391,974	5,213,809	8,078,401	29,008,260	5,180,177	6,997,632	78,957,254	18,169,028	455,446
Liabilities:
Accrued fees	—	—	—	—	—	—	—	—	—	—
Due to Brighthouse Life Insurance Company	30	15	16	71	28	36	11	47	32	3
Total Liabilities	30	15	16	71	28	36	11	47	32	3
Net Assets	$7,789,184	$12,391,959	$5,213,793	$8,078,330	$29,008,232	$5,180,141	$6,997,621	$78,957,207	$18,168,996	$455,443

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

2

3

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2025

BHFTI PIMCO Inflation Protected Bond Investment Option	BHFTI PIMCO Total Return Investment Option	BHFTI SSGA Emerging Markets Enhanced Index Investment Option	BHFTI T. Rowe Price Large Cap Value Investment Option	BHFTII BlackRock Bond Income Investment Option	BHFTII BlackRock Capital Appreciation Investment Option	BHFTII BlackRock Ultra-Short Term Bond Investment Option	BHFTII Brighthouse Asset Allocation 20 Investment Option	BHFTII Brighthouse Asset Allocation 40 Investment Option	BHFTII Brighthouse Asset Allocation 60 Investment Option
Assets:
Investments at fair value	$3,851,692	$27,921,329	$8,081,089	$38,304,920	$69,248	$56,397,677	$11,900,773	$664,788	$1,185,964	$10,605,498
Due from Brighthouse Life Insurance Company	—	—	—	—	—	—	—	—	—	—
Total Assets	3,851,692	27,921,329	8,081,089	38,304,920	69,248	56,397,677	11,900,773	664,788	1,185,964	10,605,498
Liabilities:
Accrued fees	—	—	—	—	—	—	—	—	—	—
Due to Brighthouse Life Insurance Company	34	20	29	83	16	21	86	24	21	39
Total Liabilities	34	20	29	83	16	21	86	24	21	39
Net Assets	$3,851,658	$27,921,309	$8,081,060	$38,304,837	$69,232	$56,397,656	$11,900,687	$664,764	$1,185,943	$10,605,459

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

4

5

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2025

BHFTII Brighthouse Asset Allocation 80 Investment Option	BHFTII Brighthouse/ Wellington Balanced Investment Option	BHFTII Brighthouse/ Wellington Core Equity Opportunities Investment Option	BHFTII Frontier Mid Cap Growth Investment Option	BHFTII Jennison Growth Investment Option	BHFTII MetLife Aggregate Bond Index Investment Option	BHFTII MetLife MSCI EAFE® Index Investment Option	BHFTII MetLife Russell 2000® Index Investment Option	BHFTII MetLife Stock Index Investment Option	BHFTII MFS® Total Return Investment Option
Assets:
Investments at fair value	$10,310,567	$14,820,445	$7,438,968	$4,453,545	$52,554,707	$105,513	$268,416	$22,938,380	$119,909,429	$27,400,713
Due from Brighthouse Life Insurance Company	—	—	—	—	—	—	—	—	—	—
Total Assets	10,310,567	14,820,445	7,438,968	4,453,545	52,554,707	105,513	268,416	22,938,380	119,909,429	27,400,713
Liabilities:
Accrued fees	—	—	—	—	—	—	—	—	—	—
Due to Brighthouse Life Insurance Company	30	31	53	44	20	2	10	30	47	100
Total Liabilities	30	31	53	44	20	2	10	30	47	100
Net Assets	$10,310,537	$14,820,414	$7,438,915	$4,453,501	$52,554,687	$105,511	$268,406	$22,938,350	$119,909,382	$27,400,613

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

6

7

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2025

BHFTII MFS® Value Investment Option	BHFTII T. Rowe Price Large Cap Growth Investment Option	BHFTII T. Rowe Price Small Cap Growth Investment Option	BHFTII Western Asset Management Strategic Bond Opportunities Investment Option	BHFTII Western Asset Management U.S. Government Investment Option	Fidelity® VIP Contrafund® Investment Option	Fidelity® VIP Equity-Income Investment Option	Fidelity® VIP High Income Investment Option	Fidelity® VIP Mid Cap Investment Option	FTVIPT Franklin Small-Mid Cap Growth VIP Investment Option
Assets:
Investments at fair value	$28,603,259	$14,586,804	$16,648,985	$15,507,644	$19,915,919	$48,071,738	$18,613,642	$1,977,850	$16,536,501	$7,457,629
Due from Brighthouse Life Insurance Company	—	—	—	—	—	—	—	—	—	—
Total Assets	28,603,259	14,586,804	16,648,985	15,507,644	19,915,919	48,071,738	18,613,642	1,977,850	16,536,501	7,457,629
Liabilities:
Accrued fees	—	—	—	—	1	—	—	—	—	—
Due to Brighthouse Life Insurance Company	47	30	17	46	15	35	23	14	25	8
Total Liabilities	47	30	17	46	16	35	23	14	25	8
Net Assets	$28,603,212	$14,586,774	$16,648,968	$15,507,598	$19,915,903	$48,071,703	$18,613,619	$1,977,836	$16,536,476	$7,457,621

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

8

9

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2025

FTVIPT Templeton Foreign VIP Investment Option	FTVIPT Templeton Global Bond VIP Investment Option	Goldman Sachs Strategic Growth Investment Option	Janus Henderson Enterprise Investment Option	LMPVET ClearBridge Variable Dividend Strategy Investment Option	LMPVET ClearBridge Variable Large Cap Growth Investment Option	LMPVET ClearBridge Variable Large Cap Value Investment Option	LMPVET Franklin Multi-Asset Variable Growth Investment Option	LMPVET Franklin Multi-Asset Variable Moderate Growth Investment Option	LMPVIT Western Asset Core Plus Investment Option
Assets:
Investments at fair value	$18,878,702	$565,441	$11,763,546	$11,976,665	$3,217,373	$18,635,776	$11,764,471	$262,716	$39,528	$7,387,827
Due from Brighthouse Life Insurance Company	—	—	—	—	—	—	—	—	—	—
Total Assets	18,878,702	565,441	11,763,546	11,976,665	3,217,373	18,635,776	11,764,471	262,716	39,528	7,387,827
Liabilities:
Accrued fees	—	—	—	—	—	—	—	—	—	—
Due to Brighthouse Life Insurance Company	25	11	12	48	18	39	37	16	14	36
Total Liabilities	25	11	12	48	18	39	37	16	14	36
Net Assets	$18,878,677	$565,430	$11,763,534	$11,976,617	$3,217,355	$18,635,737	$11,764,434	$262,700	$39,514	$7,387,791

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

10

11

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2025

The Merger Fund VL Investment Option	Vanguard VIF Mid-Cap Index Investment Option	Vanguard VIF Total Stock Market Index Investment Option	Victory Pioneer Mid Cap Value VCT Investment Option
Assets:
Investments at fair value	$1,815,778	$8,812,582	$58,591,413	$4,329,879
Due from Brighthouse Life Insurance Company	—	—	—	—
Total Assets	1,815,778	8,812,582	58,591,413	4,329,879
Liabilities:
Accrued fees	—	—	—	—
Due to Brighthouse Life Insurance Company	11	54	74	20
Total Liabilities	11	54	74	20
Net Assets	$1,815,767	$8,812,528	$58,591,339	$4,329,859

The accompanying notes are an integral part of these financial statements.

12

This page is intentionally left blank.

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS

For the year ended December 31, 2025

American Funds® Global Growth Investment Option	American Funds® Growth Investment Option	American Funds® Growth-Income Investment Option	BHFTI BlackRock High Yield Investment Option	BHFTI Brighthouse Asset Allocation 100 Investment Option	BHFTI Brighthouse Small Cap Value Investment Option	BHFTI CBRE Global Real Estate Investment Option	BHFTI Invesco Comstock Investment Option	BHFTI Invesco Global Equity Investment Option	BHFTI Invesco Small Cap Growth Investment Option
Investment Income:
Dividends	$422,459	$169,601	$433,116	$4,771	$50,562	$153,829	$145,641	$139,954	$33,287	$—
Expenses:
Mortality and expense risk charges	72,767	274,889	100,263	345	11,271	30,980	14,654	16,302	100,515	16,168
Administrative charges	—	—	—	—	817	—	—	—	—	695
Total expenses	72,767	274,889	100,263	345	12,088	30,980	14,654	16,302	100,515	16,863
Net investment income (loss)	349,692	(105,288)	332,853	4,426	38,474	122,849	130,987	123,652	(67,228)	(16,863)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	3,754,250	8,667,220	7,790,019	—	196,502	1,783,108	—	921,503	4,234,930	—
Realized gains (losses) on sale of investments	648,990	3,752,834	1,256,006	(53)	3,315	(94,984)	(22,157)	79,404	565,531	(38,594)
Net realized gains (losses)	4,403,240	12,420,054	9,046,025	(53)	199,817	1,688,124	(22,157)	1,000,907	4,800,461	(38,594)
Change in unrealized gains (losses) on investments	1,179,046	7,998,878	(1,616,465)	1,492	495,797	(2,240,737)	218,122	90,731	(679,077)	341,690
Net realized and change in unrealized gains (losses) on investments	5,582,286	20,418,932	7,429,560	1,439	695,614	(552,613)	195,965	1,091,638	4,121,384	303,096
Net increase (decrease) in net assets resulting from operations	$5,931,978	$20,313,644	$7,762,413	$5,865	$734,088	$(429,764)	$326,952	$1,215,290	$4,054,156	$286,233

(a) For the period April 25, 2025 to December 31, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

14

15

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2025

BHFTI Loomis Sayles Global Allocation Investment Option	BHFTI Loomis Sayles Growth Investment Option	BHFTI MFS® Research International Investment Option	BHFTI Morgan Stanley Discovery Investment Option	BHFTI PIMCO Inflation Protected Bond Investment Option	BHFTI PIMCO Total Return Investment Option	BHFTI SSGA Emerging Markets Enhanced Index Investment Option (a)	BHFTI T. Rowe Price Large Cap Value Investment Option	BHFTII BlackRock Bond Income Investment Option	BHFTII BlackRock Capital Appreciation Investment Option
Investment Income:
Dividends	$80,074	$—	$302,890	$—	$45,978	$1,521,224	$65,208	$667,624	$3,699	$—
Expenses:
Mortality and expense risk charges	32,881	212,706	48,933	890	10,910	74,186	12,988	111,842	555	174,203
Administrative charges	—	—	1,148	—	197	—	—	8,252	272	12,849
Total expenses	32,881	212,706	50,081	890	11,107	74,186	12,988	120,094	827	187,052
Net investment income (loss)	47,193	(212,706)	252,809	(890)	34,871	1,447,038	52,220	547,530	2,872	(187,052)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	519,693	9,673,711	1,013,565	—	26,731	—	—	3,424,281	—	6,991,025
Realized gains (losses) on sale of investments	48,474	1,249,561	175,030	(11,145)	(33,846)	(162,534)	108,624	(175,412)	(546)	1,041,229
Net realized gains (losses)	568,167	10,923,272	1,188,595	(11,145)	(7,115)	(162,534)	108,624	3,248,869	(546)	8,032,254
Change in unrealized gains (losses) on investments	164,426	(227,419)	2,009,666	61,822	245,450	939,554	1,787,405	303,385	2,115	(1,293,049)
Net realized and change in unrealized gains (losses) on investments	732,593	10,695,853	3,198,261	50,677	238,335	777,020	1,896,029	3,552,254	1,569	6,739,205
Net increase (decrease) in net assets resulting from operations	$779,786	$10,483,147	$3,451,070	$49,787	$273,206	$2,224,058	$1,948,249	$4,099,784	$4,441	$6,552,153

(a) For the period April 25, 2025 to December 31, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

16

17

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2025

BHFTII BlackRock Ultra-Short Term Bond Investment Option	BHFTII Brighthouse Asset Allocation 20 Investment Option	BHFTII Brighthouse Asset Allocation 40 Investment Option	BHFTII Brighthouse Asset Allocation 60 Investment Option	BHFTII Brighthouse Asset Allocation 80 Investment Option	BHFTII Brighthouse/ Wellington Balanced Investment Option	BHFTII Brighthouse/ Wellington Core Equity Opportunities Investment Option	BHFTII Frontier Mid Cap Growth Investment Option	BHFTII Jennison Growth Investment Option	BHFTII MetLife Aggregate Bond Index Investment Option
Investment Income:
Dividends	$593,699	$20,460	$34,595	$218,166	$160,923	$324,725	$104,028	$—	$—	$2,394
Expenses:
Mortality and expense risk charges	35,579	2,010	2,516	28,269	22,233	47,571	18,859	9,873	177,670	703
Administrative charges	584	103	193	95	129	—	1,486	741	—	—
Total expenses	36,163	2,113	2,709	28,364	22,362	47,571	20,345	10,614	177,670	703
Net investment income (loss)	557,536	18,347	31,886	189,802	138,561	277,154	83,683	(10,614)	(177,670)	1,691
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	14,916	259,416	341,862	1,615,041	904,558	229,848	8,825,245	—
Realized gains (losses) on sale of investments	74,290	(3,455)	(10,848)	(17,501)	7,866	98,735	(34,056)	3,099	569,290	(100)
Net realized gains (losses)	74,290	(3,455)	4,068	241,915	349,728	1,713,776	870,502	232,947	9,394,535	(100)
Change in unrealized gains (losses) on investments	(182,473)	40,158	101,361	831,500	903,854	(329,948)	(420,619)	(5,272)	(2,611,189)	5,867
Net realized and change in unrealized gains (losses) on investments	(108,183)	36,703	105,429	1,073,415	1,253,582	1,383,828	449,883	227,675	6,783,346	5,767
Net increase (decrease) in net assets resulting from operations	$449,353	$55,050	$137,315	$1,263,217	$1,392,143	$1,660,982	$533,566	$217,061	$6,605,676	$7,458

(a) For the period April 25, 2025 to December 31, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

18

19

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2025

BHFTII MetLife MSCI EAFE® Index Investment Option	BHFTII MetLife Russell 2000® Index Investment Option	BHFTII MetLife Stock Index Investment Option	BHFTII MFS® Total Return Investment Option	BHFTII MFS® Value Investment Option	BHFTII T. Rowe Price Large Cap Growth Investment Option	BHFTII T. Rowe Price Small Cap Growth Investment Option	BHFTII Western Asset Management Strategic Bond Opportunities Investment Option	BHFTII Western Asset Management U.S. Government Investment Option	Fidelity® VIP Contrafund® Investment Option
Investment Income:
Dividends	$4,740	$244,925	$1,115,661	$706,763	$499,183	$—	$3,388	$1,115,548	$774,885	$22,694
Expenses:
Mortality and expense risk charges	1,126	58,377	339,209	68,234	76,552	33,872	41,224	40,965	23,050	116,468
Administrative charges	—	—	—	4,249	816	—	—	1,328	—	—
Total expenses	1,126	58,377	339,209	72,483	77,368	33,872	41,224	42,293	23,050	116,468
Net investment income (loss)	3,614	186,548	776,452	634,280	421,815	(33,872)	(37,836)	1,073,255	751,835	(93,774)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,884	1,103,317	9,784,076	1,836,385	3,114,219	1,965,950	3,761,038	—	—	7,198,139
Realized gains (losses) on sale of investments	68,456	137,909	3,528,456	(10,892)	(75,564)	135,448	(54,063)	(304,315)	(198,263)	1,025,298
Net realized gains (losses)	70,340	1,241,226	13,312,532	1,825,493	3,038,655	2,101,398	3,706,975	(304,315)	(198,263)	8,223,437
Change in unrealized gains (losses) on investments	19,971	1,193,329	4,115,612	254,612	(74,511)	(98,166)	(2,173,576)	468,318	748,968	392,616
Net realized and change in unrealized gains (losses) on investments	90,311	2,434,555	17,428,144	2,080,105	2,964,144	2,003,232	1,533,399	164,003	550,705	8,616,053
Net increase (decrease) in net assets resulting from operations	$93,925	$2,621,103	$18,204,596	$2,714,385	$3,385,959	$1,969,360	$1,495,563	$1,237,258	$1,302,540	$8,522,279

(a) For the period April 25, 2025 to December 31, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

20

21

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2025

Fidelity® VIP Equity-Income Investment Option	Fidelity® VIP High Income Investment Option	Fidelity® VIP Mid Cap Investment Option	FTVIPT Franklin Small-Mid Cap Growth VIP Investment Option	FTVIPT Templeton Foreign VIP Investment Option	FTVIPT Templeton Global Bond VIP Investment Option	Goldman Sachs Strategic Growth Investment Option	Janus Henderson Enterprise Investment Option	LMPVET ClearBridge Variable Dividend Strategy Investment Option	LMPVET ClearBridge Variable Large Cap Growth Investment Option
Investment Income:
Dividends	$316,531	$127,086	$38,670	$—	$403,538	$—	$—	$5,517	$61,218	$—
Expenses:
Mortality and expense risk charges	67,830	7,495	36,851	20,464	47,886	1,992	34,299	26,711	4,513	50,853
Administrative charges	—	—	—	—	—	—	—	—	—	—
Total expenses	67,830	7,495	36,851	20,464	47,886	1,992	34,299	26,711	4,513	50,853
Net investment income (loss)	248,701	119,591	1,819	(20,464)	355,652	(1,992)	(34,299)	(21,194)	56,705	(50,853)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	982,656	—	1,851,636	437,950	1,126,767	—	1,742,130	983,125	438,961	1,251,021
Realized gains (losses) on sale of investments	392,478	(20,388)	34,695	(50,669)	98,248	(5,665)	422,896	137,197	41,441	1,126,930
Net realized gains (losses)	1,375,134	(20,388)	1,886,331	387,281	1,225,015	(5,665)	2,165,026	1,120,322	480,402	2,377,951
Change in unrealized gains (losses) on investments	1,436,381	85,619	(206,219)	(174,118)	2,763,192	85,013	(254,091)	(288,028)	(165,051)	(832,321)
Net realized and change in unrealized gains (losses) on investments	2,811,515	65,231	1,680,112	213,163	3,988,207	79,348	1,910,935	832,294	315,351	1,545,630
Net increase (decrease) in net assets resulting from operations	$3,060,216	$184,822	$1,681,931	$192,699	$4,343,859	$77,356	$1,876,636	$811,100	$372,056	$1,494,777

(a) For the period April 25, 2025 to December 31, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

22

23

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)

For the year ended December 31, 2025

LMPVET ClearBridge Variable Large Cap Value Investment Option	LMPVET Franklin Multi-Asset Variable Growth Investment Option	LMPVET Franklin Multi-Asset Variable Moderate Growth Investment Option	LMPVIT Western Asset Core Plus Investment Option	The Merger Fund VL Investment Option	Vanguard VIF Mid-Cap Index Investment Option	Vanguard VIF Total Stock Market Index Investment Option	Victory Pioneer Mid Cap Value VCT Investment Option
Investment Income:
Dividends	$130,739	$4,919	$782	$335,498	$75,475	$107,705	$616,246	$75,074
Expenses:
Mortality and expense risk charges	34,811	1,869	281	20,813	5,460	25,510	182,720	8,464
Administrative charges	2,577	996	148	820	—	1,554	1,939	—
Total expenses	37,388	2,865	429	21,633	5,460	27,064	184,659	8,464
Net investment income (loss)	93,351	2,054	353	313,865	70,015	80,641	431,587	66,610
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,144,568	29,364	4,337	—	56,698	429,084	2,876,781	334,094
Realized gains (losses) on sale of investments	10,859	1,497	455	(98,803)	5,668	170,920	1,951,291	(50,151)
Net realized gains (losses)	1,155,427	30,861	4,792	(98,803)	62,366	600,004	4,828,072	283,943
Change in unrealized gains (losses) on investments	(171,549)	2,759	(318)	290,861	10,005	237,006	3,270,795	66,391
Net realized and change in unrealized gains (losses) on investments	983,878	33,620	4,474	192,058	72,371	837,010	8,098,867	350,334
Net increase (decrease) in net assets resulting from operations	$1,077,229	$35,674	$4,827	$505,923	$142,386	$917,651	$8,530,454	$416,944

(a) For the period April 25, 2025 to December 31, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

24

25

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2025 and 2024

American Funds® Global Growth Investment Option		American Funds® Growth Investment Option			American Funds® Growth-Income Investment Option		BHFTI BlackRock High Yield Investment Option			BHFTI Brighthouse Asset Allocation 100 Investment Option		BHFTI Brighthouse Small Cap Value Investment Option		BHFTI CBRE Global Real Estate Investment Option
2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$349,692	$380,336	$(105,288)	$82,498	$332,853	$387,767	$4,426	$4,266	$38,474	$26,832	$122,849	$130,167	$130,987	$167,788
Net realized gains (losses)	4,403,240	1,441,574	12,420,054	4,643,336	9,046,025	2,890,783	(53)	(314)	199,817	143,860	1,688,124	881,147	(22,157)	(44,937)
Change in unrealized gains (losses) on investments	1,179,046	1,710,909	7,998,878	21,243,329	(1,616,465)	5,849,623	1,492	1,905	495,797	333,372	(2,240,737)	(19,999)	218,122	(102,677)
Net increase (decrease) in net assets resulting from operations	5,931,978	3,532,819	20,313,644	25,969,163	7,762,413	9,128,173	5,865	5,857	734,088	504,064	(429,764)	991,315	326,952	20,174
Policy Transactions:
Premium payments received from Policy owners	377,483	376,497	870,840	892,127	707,182	742,415	1,296	1,354	102,978	107,088	207,087	197,785	63,274	87,397
Net transfers (including fixed account)	(715,887)	(45,535)	(2,040,378)	(1,866,664)	(573,775)	(705,353)	665	276	2,857,305	15,802	449,434	(241,365)	176,766	(67,265)
Policy charges	(873,229)	(849,057)	(2,595,653)	(2,413,893)	(1,283,325)	(1,288,570)	(2,826)	(4,681)	(141,819)	(126,221)	(402,521)	(426,199)	(155,469)	(163,547)
Transfers for Policy benefits and terminations	(879,615)	(690,146)	(4,035,126)	(2,321,511)	(2,514,939)	(1,222,856)	—	(9,282)	(17,808)	(135,037)	(197,264)	(187,715)	(147,459)	(63,364)
Net increase (decrease) in net assets resulting from Policy transactions	(2,091,248)	(1,208,241)	(7,800,317)	(5,709,941)	(3,664,857)	(2,474,364)	(865)	(12,333)	2,800,656	(138,368)	56,736	(657,494)	(62,888)	(206,779)
Net increase (decrease) in net assets	3,840,730	2,324,578	12,513,327	20,259,222	4,097,556	6,653,809	5,000	(6,476)	3,534,744	365,696	(373,028)	333,821	264,064	(186,605)
Net Assets:
Beginning of year	28,837,561	26,512,983	105,945,628	85,686,406	45,659,963	39,006,154	68,772	75,248	4,254,440	3,888,744	12,764,987	12,431,166	4,949,729	5,136,334
End of year	$32,678,291	$28,837,561	$118,458,955	$105,945,628	$49,757,519	$45,659,963	$73,772	$68,772	$7,789,184	$4,254,440	$12,391,959	$12,764,987	$5,213,793	$4,949,729

(a) For the period April 25, 2025 to December 31, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

26

27

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

BHFTI Invesco Comstock Investment Option		BHFTI Invesco Global Equity Investment Option			BHFTI Invesco Small Cap Growth Investment Option		BHFTI Loomis Sayles Global Allocation Investment Option			BHFTI Loomis Sayles Growth Investment Option		BHFTI MFS® Research International Investment Option		BHFTI Morgan Stanley Discovery Investment Option
2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$123,652	$100,661	$(67,228)	$(36,044)	$(16,863)	$(16,428)	$47,193	$36,302	$(212,706)	$(191,977)	$252,809	$222,435	$(890)	$(633)
Net realized gains (losses)	1,000,907	677,762	4,800,461	3,067,669	(38,594)	(70,812)	568,167	341,645	10,923,272	6,211,505	1,188,595	488,625	(11,145)	(54,121)
Change in unrealized gains (losses) on investments	90,731	200,718	(679,077)	995,045	341,690	786,802	164,426	330,017	(227,419)	13,361,235	2,009,666	(283,632)	61,822	161,344
Net increase (decrease) in net assets resulting from operations	1,215,290	979,141	4,054,156	4,026,670	286,233	699,562	779,786	707,964	10,483,147	19,380,763	3,451,070	427,428	49,787	106,590
Policy Transactions:
Premium payments received from Policy owners	108,032	90,761	692,249	592,220	53,518	55,315	65,068	59,800	1,067,888	1,089,504	154,788	116,217	8,213	8,396
Net transfers (including fixed account)	(221,539)	29,300	(435,665)	(501,438)	149,065	53,299	32,225	(37,711)	(1,124,768)	(1,585,877)	(397,089)	643,869	25,018	(14,532)
Policy charges	(195,735)	(193,164)	(1,096,264)	(1,184,765)	(128,220)	(127,594)	(146,440)	(148,629)	(2,270,100)	(2,201,317)	(877,637)	(803,744)	(14,597)	(14,053)
Transfers for Policy benefits and terminations	(384,460)	(268,312)	(1,297,436)	(1,440,300)	(31,025)	(17,644)	(187,236)	(117,612)	(2,504,529)	(3,324,644)	(192,720)	(72,736)	(1,095)	(18,347)
Net increase (decrease) in net assets resulting from Policy transactions	(693,702)	(341,415)	(2,137,116)	(2,534,283)	43,338	(36,624)	(236,383)	(244,152)	(4,831,509)	(6,022,334)	(1,312,658)	(116,394)	17,539	(38,536)
Net increase (decrease) in net assets	521,588	637,726	1,917,040	1,492,387	329,571	662,938	543,403	463,812	5,651,638	13,358,429	2,138,412	311,034	67,326	68,054
Net Assets:
Beginning of year	7,556,742	6,919,016	27,091,192	25,598,805	4,850,570	4,187,632	6,454,218	5,990,406	73,305,569	59,947,140	16,030,584	15,719,550	388,117	320,063
End of year	$8,078,330	$7,556,742	$29,008,232	$27,091,192	$5,180,141	$4,850,570	$6,997,621	$6,454,218	$78,957,207	$73,305,569	$18,168,996	$16,030,584	$455,443	$388,117

(a) For the period April 25, 2025 to December 31, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

28

29

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

BHFTI PIMCO Inflation Protected Bond Investment Option		BHFTI PIMCO Total Return Investment Option			BHFTI SSGA Emerging Markets Enhanced Index Investment Option	BHFTI T. Rowe Price Large Cap Value Investment Option			BHFTII BlackRock Bond Income Investment Option		BHFTII BlackRock Capital Appreciation Investment Option			BHFTII BlackRock Ultra-Short Term Bond Investment Option
2025	2024	2025	2024	2025 (a)		2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$34,871	$(12,562)	$1,447,038	$654,987	$52,220	$547,530	$635,937	$2,872	$2,838	$(187,052)	$(138,445)	$557,536	$602,977
Net realized gains (losses)	(7,115)	(48,244)	(162,534)	(185,305)	108,624	3,248,869	1,493,293	(546)	(4,255)	8,032,254	4,195,683	74,290	55,815
Change in unrealized gains (losses) on investments	245,450	142,336	939,554	75,055	1,787,405	303,385	1,499,020	2,115	2,303	(1,293,049)	9,510,461	(182,473)	(138,021)
Net increase (decrease) in net assets resulting from operations	273,206	81,530	2,224,058	544,737	1,948,249	4,099,784	3,628,250	4,441	886	6,552,153	13,567,699	449,353	520,771
Policy Transactions:
Premium payments received from Policy owners	95,837	180,093	440,439	449,863	121,008	598,450	553,414	—	—	705,529	821,505	2,111,976	1,920,957
Net transfers (including fixed account)	(10,499)	245,451	639,764	1,603,765	6,290,700	(24,333)	265,289	—	1,618	(381,254)	(831,218)	1,141,062	1,813,588
Policy charges	(172,137)	(266,536)	(975,017)	(977,935)	(213,004)	(1,351,268)	(1,330,748)	(3,556)	(3,991)	(1,763,878)	(1,841,927)	(2,535,463)	(2,410,277)
Transfers for Policy benefits and terminations	(836,720)	(146,779)	(410,507)	(411,749)	(65,893)	(955,604)	(1,289,281)	(10)	(33,663)	(2,264,828)	(2,947,015)	(1,111,723)	(388,491)
Net increase (decrease) in net assets resulting from Policy transactions	(923,519)	12,229	(305,321)	663,944	6,132,811	(1,732,755)	(1,801,326)	(3,566)	(36,036)	(3,704,431)	(4,798,655)	(394,148)	935,777
Net increase (decrease) in net assets	(650,313)	93,759	1,918,737	1,208,681	8,081,060	2,367,029	1,826,924	875	(35,150)	2,847,722	8,769,044	55,205	1,456,548
Net Assets:
Beginning of year	4,501,971	4,408,212	26,002,572	24,793,891	—	35,937,808	34,110,884	68,357	103,507	53,549,934	44,780,890	11,845,482	10,388,934
End of year	$3,851,658	$4,501,971	$27,921,309	$26,002,572	$8,081,060	$38,304,837	$35,937,808	$69,232	$68,357	$56,397,656	$53,549,934	$11,900,687	$11,845,482

(a) For the period April 25, 2025 to December 31, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

30

31

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

BHFTII Brighthouse Asset Allocation 20 Investment Option		BHFTII Brighthouse Asset Allocation 40 Investment Option			BHFTII Brighthouse Asset Allocation 60 Investment Option		BHFTII Brighthouse Asset Allocation 80 Investment Option			BHFTII Brighthouse/ Wellington Balanced Investment Option		BHFTII Brighthouse/ Wellington Core Equity Opportunities Investment Option		BHFTII Frontier Mid Cap Growth Investment Option
2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$18,347	$15,219	$31,886	$27,566	$189,802	$149,561	$138,561	$108,954	$277,154	$230,287	$83,683	$85,769	$(10,614)	$(3,808)
Net realized gains (losses)	(3,455)	(9,118)	4,068	(18,151)	241,915	76,829	349,728	160,544	1,713,776	629,923	870,502	254,360	232,947	(18,513)
Change in unrealized gains (losses) on investments	40,158	15,612	101,361	61,662	831,500	481,056	903,854	699,072	(329,948)	1,012,649	(420,619)	253,996	(5,272)	718,074
Net increase (decrease) in net assets resulting from operations	55,050	21,713	137,315	71,077	1,263,217	707,446	1,392,143	968,570	1,660,982	1,872,859	533,566	594,125	217,061	695,753
Policy Transactions:
Premium payments received from Policy owners	36,337	39,566	86,913	90,443	646,646	684,421	190,494	232,291	330,959	375,764	90,869	89,198	72,760	81,016
Net transfers (including fixed account)	2,065	2,912	(34,170)	89,488	25,234	22,285	(2,759)	(442,429)	(596,103)	45,395	(148,080)	(48,706)	(65,459)	(51,345)
Policy charges	(51,370)	(54,593)	(157,271)	(135,811)	(908,666)	(864,103)	(317,860)	(304,462)	(574,771)	(597,592)	(254,735)	(248,025)	(139,065)	(147,502)
Transfers for Policy benefits and terminations	(3,545)	(33,427)	(137,267)	(100,943)	(238,478)	(246,287)	(96,767)	(451,137)	(704,744)	(1,595,427)	(215,726)	(132,134)	(188,563)	(116,265)
Net increase (decrease) in net assets resulting from Policy transactions	(16,513)	(45,542)	(241,795)	(56,823)	(475,264)	(403,684)	(226,892)	(965,737)	(1,544,659)	(1,771,860)	(527,672)	(339,667)	(320,327)	(234,096)
Net increase (decrease) in net assets	38,537	(23,829)	(104,480)	14,254	787,953	303,762	1,165,251	2,833	116,323	100,999	5,894	254,458	(103,266)	461,657
Net Assets:
Beginning of year	626,227	650,056	1,290,423	1,276,169	9,817,506	9,513,744	9,145,286	9,142,453	14,704,091	14,603,092	7,433,021	7,178,563	4,556,767	4,095,110
End of year	$664,764	$626,227	$1,185,943	$1,290,423	$10,605,459	$9,817,506	$10,310,537	$9,145,286	$14,820,414	$14,704,091	$7,438,915	$7,433,021	$4,453,501	$4,556,767

(a) For the period April 25, 2025 to December 31, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

32

33

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

BHFTII Jennison Growth Investment Option		BHFTII MetLife Aggregate Bond Index Investment Option			BHFTII MetLife MSCI EAFE® Index Investment Option		BHFTII MetLife Russell 2000® Index Investment Option			BHFTII MetLife Stock Index Investment Option		BHFTII MFS® Total Return Investment Option		BHFTII MFS® Value Investment Option
2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(177,670)	$(166,399)	$1,691	$2,826	$3,614	$20,097	$186,548	$245,109	$776,452	$949,929	$634,280	$595,515	$421,815	$414,158
Net realized gains (losses)	9,394,535	5,671,654	(100)	(78)	70,340	20,632	1,241,226	787,045	13,312,532	8,613,615	1,825,493	1,346,562	3,038,655	2,417,063
Change in unrealized gains (losses) on investments	(2,611,189)	6,534,636	5,867	(2,431)	19,971	(25,066)	1,193,329	1,220,103	4,115,612	12,721,035	254,612	24,791	(74,511)	73,712
Net increase (decrease) in net assets resulting from operations	6,605,676	12,039,891	7,458	317	93,925	15,663	2,621,103	2,252,257	18,204,596	22,284,579	2,714,385	1,966,868	3,385,959	2,904,933
Policy Transactions:
Premium payments received from Policy owners	636,628	653,053	101	101	16,335	88,917	310,922	352,129	973,817	1,130,734	692,349	787,359	276,615	307,731
Net transfers (including fixed account)	(1,404,520)	186,161	(12,552)	174	(9,463)	62,369	(221,308)	(726,658)	(1,968,108)	(1,374,334)	(127,474)	(286,851)	(433,083)	(285,518)
Policy charges	(1,595,345)	(1,583,009)	(3,250)	(3,488)	(16,918)	(96,744)	(836,029)	(867,905)	(3,696,073)	(3,577,780)	(1,035,598)	(1,142,069)	(913,741)	(906,681)
Transfers for Policy benefits and terminations	(2,469,576)	(1,809,457)	(751)	(3)	(582,500)	(3,774)	(844,501)	(238,515)	(3,758,875)	(2,300,192)	(2,367,155)	(1,360,306)	(485,231)	(782,524)
Net increase (decrease) in net assets resulting from Policy transactions	(4,832,813)	(2,553,252)	(16,452)	(3,216)	(592,546)	50,768	(1,590,916)	(1,480,949)	(8,449,239)	(6,121,572)	(2,837,878)	(2,001,867)	(1,555,440)	(1,666,992)
Net increase (decrease) in net assets	1,772,863	9,486,639	(8,994)	(2,899)	(498,621)	66,431	1,030,187	771,308	9,755,357	16,163,007	(123,493)	(34,999)	1,830,519	1,237,941
Net Assets:
Beginning of year	50,781,824	41,295,185	114,505	117,404	767,027	700,596	21,908,163	21,136,855	110,154,025	93,991,018	27,524,106	27,559,105	26,772,693	25,534,752
End of year	$52,554,687	$50,781,824	$105,511	$114,505	$268,406	$767,027	$22,938,350	$21,908,163	$119,909,382	$110,154,025	$27,400,613	$27,524,106	$28,603,212	$26,772,693

(a) For the period April 25, 2025 to December 31, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

34

35

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

BHFTII T. Rowe Price Large Cap Growth Investment Option		BHFTII T. Rowe Price Small Cap Growth Investment Option			BHFTII Western Asset Management Strategic Bond Opportunities Investment Option		BHFTII Western Asset Management U.S. Government Investment Option			Fidelity® VIP Contrafund® Investment Option		Fidelity® VIP Equity-Income Investment Option		Fidelity® VIP High Income Investment Option
2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(33,872)	$(31,127)	$(37,836)	$(40,855)	$1,073,255	$985,664	$751,835	$501,155	$(93,774)	$(68,600)	$248,701	$233,692	$119,591	$106,548
Net realized gains (losses)	2,101,398	906,946	3,706,975	910,720	(304,315)	(416,549)	(198,263)	(203,656)	8,223,437	6,256,075	1,375,134	1,561,939	(20,388)	(27,722)
Change in unrealized gains (losses) on investments	(98,166)	2,320,038	(2,173,576)	984,583	468,318	57,948	748,968	105,140	392,616	4,667,820	1,436,381	728,639	85,619	75,237
Net increase (decrease) in net assets resulting from operations	1,969,360	3,195,857	1,495,563	1,854,448	1,237,258	627,063	1,302,540	402,639	8,522,279	10,855,295	3,060,216	2,524,270	184,822	154,063
Policy Transactions:
Premium payments received from Policy owners	220,339	190,965	160,881	168,796	279,997	367,374	975,778	920,392	337,894	312,668	443,196	513,637	70,437	68,697
Net transfers (including fixed account)	(125,990)	(332,036)	124,449	(155,540)	1,578,385	(459,697)	2,382,911	2,422,149	(192,611)	(1,467,570)	(181,050)	10,633	(10,126)	11,746
Policy charges	(457,132)	(433,981)	(468,142)	(470,952)	(642,914)	(731,983)	(2,149,039)	(2,042,662)	(1,134,209)	(1,086,084)	(971,049)	(1,028,664)	(115,121)	(116,918)
Transfers for Policy benefits and terminations	(300,732)	(509,832)	(426,177)	(494,839)	(758,677)	(747,705)	(1,705,522)	(257,007)	(1,067,268)	(457,336)	(975,860)	(1,905,340)	(74,096)	(17,821)
Net increase (decrease) in net assets resulting from Policy transactions	(663,515)	(1,084,884)	(608,989)	(952,535)	456,791	(1,572,011)	(495,872)	1,042,872	(2,056,194)	(2,698,322)	(1,684,763)	(2,409,734)	(128,906)	(54,296)
Net increase (decrease) in net assets	1,305,845	2,110,973	886,574	901,913	1,694,049	(944,948)	806,668	1,445,511	6,466,085	8,156,973	1,375,453	114,536	55,916	99,767
Net Assets:
Beginning of year	13,280,929	11,169,956	15,762,394	14,860,481	13,813,549	14,758,497	19,109,235	17,663,724	41,605,618	33,448,645	17,238,166	17,123,630	1,921,920	1,822,153
End of year	$14,586,774	$13,280,929	$16,648,968	$15,762,394	$15,507,598	$13,813,549	$19,915,903	$19,109,235	$48,071,703	$41,605,618	$18,613,619	$17,238,166	$1,977,836	$1,921,920

(a) For the period April 25, 2025 to December 31, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

36

37

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

Fidelity® VIP Mid Cap Investment Option		FTVIPT Franklin Small-Mid Cap Growth VIP Investment Option			FTVIPT Templeton Foreign VIP Investment Option		FTVIPT Templeton Global Bond VIP Investment Option			Goldman Sachs Strategic Growth Investment Option		Janus Henderson Enterprise Investment Option		LMPVET ClearBridge Variable Dividend Strategy Investment Option
2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,819	$16,030	$(20,464)	$(20,120)	$355,652	$338,767	$(1,992)	$(1,956)	$(34,299)	$(30,890)	$(21,194)	$45,102	$56,705	$29,933
Net realized gains (losses)	1,886,331	2,227,177	387,281	(52,157)	1,225,015	61,494	(5,665)	(8,617)	2,165,026	971,230	1,120,322	699,674	480,402	420,896
Change in unrealized gains (losses) on investments	(206,219)	107,608	(174,118)	846,800	2,763,192	(576,967)	85,013	(52,900)	(254,091)	1,876,943	(288,028)	824,685	(165,051)	18,637
Net increase (decrease) in net assets resulting from operations	1,681,931	2,350,815	192,699	774,523	4,343,859	(176,706)	77,356	(63,473)	1,876,636	2,817,283	811,100	1,569,461	372,056	469,466
Policy Transactions:
Premium payments received from Policy owners	223,417	247,341	76,776	68,818	217,159	225,916	27,069	27,970	54,723	61,071	268,009	269,043	59,332	57,133
Net transfers (including fixed account)	(95,934)	(537,930)	(230,917)	(69,796)	(265,567)	426,740	1,859	27,300	(295,221)	(292,737)	18,218	(206,128)	(118,098)	(70,527)
Policy charges	(444,756)	(462,520)	(238,452)	(233,449)	(582,922)	(546,012)	(32,774)	(32,189)	(401,298)	(366,582)	(461,518)	(460,254)	(59,191)	(60,788)
Transfers for Policy benefits and terminations	(404,642)	(327,837)	(147,956)	(54,031)	(206,888)	(233,789)	(1,651)	(14,944)	(718,939)	(336,161)	(267,664)	(355,674)	(130,981)	(276,953)
Net increase (decrease) in net assets resulting from Policy transactions	(721,915)	(1,080,946)	(540,549)	(288,458)	(838,218)	(127,145)	(5,497)	8,137	(1,360,735)	(934,409)	(442,955)	(753,013)	(248,938)	(351,135)
Net increase (decrease) in net assets	960,016	1,269,869	(347,850)	486,065	3,505,641	(303,851)	71,859	(55,336)	515,901	1,882,874	368,145	816,448	123,118	118,331
Net Assets:
Beginning of year	15,576,460	14,306,591	7,805,471	7,319,406	15,373,036	15,676,887	493,571	548,907	11,247,633	9,364,759	11,608,472	10,792,024	3,094,237	2,975,906
End of year	$16,536,476	$15,576,460	$7,457,621	$7,805,471	$18,878,677	$15,373,036	$565,430	$493,571	$11,763,534	$11,247,633	$11,976,617	$11,608,472	$3,217,355	$3,094,237

(a) For the period April 25, 2025 to December 31, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

38

39

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

LMPVET ClearBridge Variable Large Cap Growth Investment Option		LMPVET ClearBridge Variable Large Cap Value Investment Option			LMPVET Franklin Multi-Asset Variable Growth Investment Option		LMPVET Franklin Multi-Asset Variable Moderate Growth Investment Option			LMPVIT Western Asset Core Plus Investment Option		The Merger Fund VL Investment Option		Vanguard VIF Mid-Cap Index Investment Option
2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(50,853)	$(47,901)	$93,351	$104,193	$2,054	$1,814	$353	$165	$313,865	$542,059	$70,015	$22,967	$80,641	$85,784
Net realized gains (losses)	2,377,951	1,525,062	1,155,427	1,849,500	30,861	20,541	4,792	2,600	(98,803)	(207,132)	62,366	23,444	600,004	259,704
Change in unrealized gains (losses) on investments	(832,321)	2,659,886	(171,549)	(1,067,874)	2,759	12,849	(318)	1,975	290,861	(403,421)	10,005	8,310	237,006	769,092
Net increase (decrease) in net assets resulting from operations	1,494,777	4,137,047	1,077,229	885,819	35,674	35,204	4,827	4,740	505,923	(68,494)	142,386	54,721	917,651	1,114,580
Policy Transactions:
Premium payments received from Policy owners	333,269	356,308	163,214	176,612	—	—	—	—	339,983	249,759	11,530	8,823	105,048	186,131
Net transfers (including fixed account)	(344,188)	(230,564)	(87,376)	(451,123)	—	—	—	—	503,360	20,001	26,912	(49,919)	101,153	(318,205)
Policy charges	(743,654)	(740,002)	(450,434)	(454,645)	(14,972)	(13,385)	(2,256)	(2,043)	(404,071)	(397,117)	(78,349)	(76,335)	(269,980)	(257,405)
Transfers for Policy benefits and terminations	(631,613)	(449,481)	(345,118)	(402,474)	(6)	(10)	(5)	(9)	(125,193)	(161,853)	(29,425)	(8,599)	(238,005)	(102,993)
Net increase (decrease) in net assets resulting from Policy transactions	(1,386,186)	(1,063,739)	(719,714)	(1,131,630)	(14,978)	(13,395)	(2,261)	(2,052)	314,079	(289,210)	(69,332)	(126,030)	(301,784)	(492,472)
Net increase (decrease) in net assets	108,591	3,073,308	357,515	(245,811)	20,696	21,809	2,566	2,688	820,002	(357,704)	73,054	(71,309)	615,867	622,108
Net Assets:
Beginning of year	18,527,146	15,453,838	11,406,919	11,652,730	242,004	220,195	36,948	34,260	6,567,789	6,925,493	1,742,713	1,814,022	8,196,661	7,574,553
End of year	$18,635,737	$18,527,146	$11,764,434	$11,406,919	$262,700	$242,004	$39,514	$36,948	$7,387,791	$6,567,789	$1,815,767	$1,742,713	$8,812,528	$8,196,661

(a) For the period April 25, 2025 to December 31, 2025.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

40

41

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2025 and 2024

Vanguard VIF Total Stock Market Index Investment Option		Victory Pioneer Mid Cap Value VCT Investment Option
2025	2024	2025	2024
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$431,587	$443,011	$66,610	$60,221
Net realized gains (losses)	4,828,072	4,153,289	283,943	115,352
Change in unrealized gains (losses) on investments	3,270,795	5,539,853	66,391	212,298
Net increase (decrease) in net assets resulting from operations	8,530,454	10,136,153	416,944	387,871
Policy Transactions:
Premium payments received from Policy owners	415,739	642,355	81,338	82,084
Net transfers (including fixed account)	(835,493)	(515,115)	15,524	(67,455)
Policy charges	(1,026,653)	(1,625,270)	(113,797)	(113,717)
Transfers for Policy benefits and terminations	(1,077,627)	(240,371)	(119,814)	(293,872)
Net increase (decrease) in net assets resulting from Policy transactions	(2,524,034)	(1,738,401)	(136,749)	(392,960)
Net increase (decrease) in net assets	6,006,420	8,397,752	280,195	(5,089)
Net Assets:
Beginning of year	52,584,919	44,187,167	4,049,664	4,054,753
End of year	$58,591,339	$52,584,919	$4,329,859	$4,049,664

(a) For the period April 25, 2025 to December 31, 2025.

The accompanying notes are an integral part of these financial statements.

42

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.
ORGANIZATION

Brighthouse Fund UL for Variable Life Insurance (the “Separate Account”), a separate account of Brighthouse Life Insurance Company (the “Company”), was established by the Board of Directors of MetLife Insurance Company of Connecticut (“MICC”) on November 10, 1983 to support MICC’s operations with respect to certain variable life insurance policies (the “Policies”). The Company is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the U.S. Securities and Exchange Commission, as well as the Delaware Department of Insurance.

The Separate Account is divided into Investment Options, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Option invests in shares of the corresponding fund or portfolio (with the same name) of registered investment management companies (the “Trusts”), which are presented below:

American Funds Insurance Series® (“American Funds®”)

Brighthouse Funds Trust I (“BHFTI”)*

Brighthouse Funds Trust II (“BHFTII”)*

Fidelity® Variable Insurance Products (“Fidelity® VIP”)

Franklin Templeton Variable Insurance Products Trust (“FTVIPT”)

Goldman Sachs Variable Insurance Trust (“Goldman Sachs”)

Janus Aspen Series (“Janus”)

Legg Mason Partners Variable Equity Trust (“LMPVET”)

Legg Mason Partners Variable Income Trust (“LMPVIT”)

The Merger Fund VL

Vanguard Variable Insurance Fund (“Vanguard VIF”)

Victory Variable Insurance Funds II (“Victory”)

*See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Investment Options of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

2.
LIST OF INVESTMENT OPTIONS

A. Premium payments, less any applicable charges applied to the Separate Account, are invested in one or more Investment Options in accordance with the selection made by the policy owner. The following Investment Options had net assets as of December 31, 2025:

American Funds® Global Growth Investment Option

American Funds® Growth Investment Option

American Funds® Growth-Income Investment Option

BHFTI BlackRock High Yield Investment Option

BHFTI Brighthouse Asset Allocation 100 Investment Option

BHFTI Brighthouse Small Cap Value Investment Option

BHFTI CBRE Global Real Estate Investment Option

BHFTI Invesco Comstock Investment Option

BHFTI Invesco Global Equity Investment Option (a)

BHFTI Invesco Small Cap Growth Investment Option

BHFTI Loomis Sayles Global Allocation Investment Option

BHFTI Loomis Sayles Growth Investment Option

BHFTI MFS® Research International Investment Option

BHFTI Morgan Stanley Discovery Investment Option

BHFTI PIMCO Inflation Protected Bond Investment Option

BHFTI PIMCO Total Return Investment Option

BHFTI SSGA Emerging Markets Enhanced Index Investment Option (a)(b)

BHFTI T. Rowe Price Large Cap Value Investment Option (a)

BHFTII BlackRock Bond Income Investment Option

BHFTII BlackRock Capital Appreciation Investment Option

BHFTII BlackRock Ultra-Short Term Bond Investment Option

43

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.
LIST OF INVESTMENT OPTIONS — (Concluded)

BHFTII Brighthouse Asset Allocation 20 Investment Option

BHFTII Brighthouse Asset Allocation 40 Investment Option

BHFTII Brighthouse Asset Allocation 60 Investment Option

BHFTII Brighthouse Asset Allocation 80 Investment Option

BHFTII Brighthouse/Wellington Balanced Investment Option

BHFTII Brighthouse/Wellington Core Equity Opportunities Investment Option

BHFTII Frontier Mid Cap Growth Investment Option

BHFTII Jennison Growth Investment Option

BHFTII MetLife Aggregate Bond Index Investment Option

BHFTII MetLife MSCI EAFE® Index Investment Option

BHFTII MetLife Russell 2000® Index Investment Option

BHFTII MetLife Stock Index Investment Option

BHFTII MFS® Total Return Investment Option

BHFTII MFS® Value Investment Option

BHFTII T. Rowe Price Large Cap Growth Investment Option

BHFTII T. Rowe Price Small Cap Growth Investment Option

BHFTII Western Asset Management Strategic Bond Opportunities Investment Option

BHFTII Western Asset Management U.S. Government Investment Option

Fidelity® VIP Contrafund® Investment Option

Fidelity® VIP Equity-Income Investment Option

Fidelity® VIP High Income Investment Option

Fidelity® VIP Mid Cap Investment Option

FTVIPT Franklin Small-Mid Cap Growth VIP Investment Option

FTVIPT Templeton Foreign VIP Investment Option

FTVIPT Templeton Global Bond VIP Investment Option

Goldman Sachs Strategic Growth Investment Option

Janus Henderson Enterprise Investment Option

LMPVET ClearBridge Variable Dividend Strategy Investment Option

LMPVET ClearBridge Variable Large Cap Growth Investment Option

LMPVET ClearBridge Variable Large Cap Value Investment Option

LMPVET Franklin Multi-Asset Variable Growth Investment Option

LMPVET Franklin Multi-Asset Variable Moderate Growth Investment Option

LMPVIT Western Asset Core Plus Investment Option

The Merger Fund VL Investment Option

Vanguard VIF Mid-Cap Index Investment Option

Vanguard VIF Total Stock Market Index Investment Option

Victory Pioneer Mid Cap Value VCT Investment Option

(a) This Investment Option may invest in two or more share classes within the underlying fund or portfolio of the Trusts.

(b) This Investment Option began operations during the period ended December 31, 2025.

B. The following Investment Option had no net assets as of December 31, 2025:

LMPVET Franklin Multi-Asset Variable Conservative Growth Investment Option

3.
PORTFOLIO CHANGES

The following Investment Option ceased operations during the year ended December 31, 2025:

BHFTI SSGA Emerging Markets Enhanced Index II Investment Option

44

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

3.
PORTFOLIO CHANGES — (Concluded)

The operations of the Investment Options were affected by the following changes that occurred during the year ended December 31, 2025:

Merger:

Former Fund

BHFTI SSGA Emerging Markets Enhanced Index Portfolio II

New Fund

BHFTI SSGA Emerging Markets Enhanced Index Portfolio

Name Change:

Former Name

Pioneer Mid Cap Value VCT Portfolio

New Name

Victory Pioneer Mid Cap Value VCT Portfolio

Trust Name Change:

Former Trust Name

Pioneer Variable Contracts Trust

New Trust Name

Victory Variable Insurance Funds II

4.
SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applicable for variable life separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

An Investment Option’s investment in shares of a fund or portfolio of the Trusts is valued at fair value based on the closing net asset value (“NAV”) or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Options. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Investment Option invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day.

Accounting Standards Codification Topic 820, Fair Value Measurement (“ASC 820”) provides that the Separate Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The Separate Account’s investments in shares of a fund or portfolio of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC 820 fair value hierarchy.

45

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.
SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

Premium Payments

The Company deducts a sales charge for certain Policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Investment Options and are credited as accumulation units.

Net Transfers

Assets transferred by the policy owner into or out of Investment Options within the Separate Account or into or out of the fixed account, which is part of the Company’s general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Options.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

Segment Disclosure

Each Investment Option of the Separate Account constitutes a single operating segment and therefore, a single reportable segment. The chief operating decision maker (“CODM”) oversees the activities of the Separate Account using information of each Investment Option. The Separate Account is engaged in a single line of business as a registered unit investment trust. The Separate Account is a funding vehicle for individual variable life policies with the assets owned by the Company to support the liabilities of the applicable insurance policies. The Investment Options have identified the Controller of the Company as the CODM.

The CODM uses increase (decrease) in net assets from operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the Investment Options within the Separate Account. The accounting policies used to measure profit and loss of the segments are the same as those described in the summary of significant accounting policies. The measure of segment assets is reported on the Statements of Assets and Liabilities as net assets. Refer to the Statements of Operations and Changes in Net Assets and related notes for each Investment Option’s operating segment significant expenses. All assets and revenue are generated in the US and there is no customer greater than 10% of consolidated results for all periods presented.

5.
EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges paid to the Company are asset-based charges and assessed through a daily reduction in unit values which are recorded as expenses in the accompanying statements of operations of the applicable Investment Options:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

46

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.
EXPENSES AND RELATED PARTY TRANSACTIONS — (Concluded)

Administrative Charge — The Company has responsibility for the administration of the Policies and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each policy and the Separate Account.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2025:

Mortality and Expense Risk	0.00% - 0.90%
Administrative Charge	0.00% - 0.40%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy. The range of effective rates disclosed above excludes waivers granted to certain Investment Options.

Policy charges are assessed on a monthly basis and generally include: cost of insurance (“COI”) charges, administrative charges, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria.

Depending on the policy, administrative charges are as follows: $0 to $20 for every $1,000 of the policy face amount for the first 3 to 6 policy years, plus $0.00 to $0.39 for every $1,000 of initial stated policy face amount per month for the first 3 to 6 policy years, or 0% to .40% annually and/or $5 per month if the initial premium is less than $25,000. In addition, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period that ranges from $1.63 to $42.20 for every $1,000 of the policy face amount between the first 10 to 15 years or 0% to 7.50% of premium payments made in the last 10 years depending on the policy. These charges are paid to the Company and are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Investment Options.

BHFTI and BHFTII currently offer shares of their portfolios only to separate accounts established by the Company and other affiliated life insurance companies, along with separate accounts of Metropolitan Life Insurance Company and its affiliated insurance companies. BHFTI and BHFTII portfolios are managed by Brighthouse Investment Advisers, LLC (“Brighthouse Advisers”), an affiliate of the Company. Brighthouse Advisers is also the investment adviser to the portfolios of BHFTI and BHFTII.

47

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.
STATEMENTS OF INVESTMENTS
	As of December 31, 2025			For the year ended December 31, 2025
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
American Funds® Global Growth Investment Option	857,473		24,600,624	4,764,220	2,751,515
American Funds® Growth Investment Option	853,451		67,354,790	9,929,905	9,168,244
American Funds® Growth-Income Investment Option	750,718		36,337,964	8,842,964	4,384,928
BHFTI BlackRock High Yield Investment Option	9,669		73,732	7,338	3,777
BHFTI Brighthouse Asset Allocation 100 Investment Option	636,374		7,365,839	3,188,497	152,849
BHFTI Brighthouse Small Cap Value Investment Option	1,112,385		14,927,505	2,571,371	608,675
BHFTI CBRE Global Real Estate Investment Option	490,942		5,429,927	383,309	315,205
BHFTI Invesco Comstock Investment Option	618,087		7,356,480	1,422,729	1,071,219
BHFTI Invesco Global Equity Investment Option	1,161,898		24,192,549	5,514,217	3,483,604
BHFTI Invesco Small Cap Growth Investment Option	510,362		5,802,249	226,283	199,792
BHFTI Loomis Sayles Global Allocation Investment Option	421,290		5,830,978	683,925	353,415
BHFTI Loomis Sayles Growth Investment Option	4,095,293		60,080,156	10,123,328	5,493,810
BHFTI MFS® Research International Investment Option	1,356,910		15,815,581	1,824,424	1,870,683
BHFTI Morgan Stanley Discovery Investment Option	73,697		545,838	59,907	43,258
BHFTI PIMCO Inflation Protected Bond Investment Option	373,951		3,800,745	467,168	1,329,070
BHFTI PIMCO Total Return Investment Option	2,811,816		30,407,085	2,597,570	1,455,847
BHFTI SSGA Emerging Markets Enhanced Index Investment Option (a)	577,571		6,293,684	6,925,257	740,198
BHFTI T. Rowe Price Large Cap Value Investment Option	1,422,988		39,724,972	4,957,417	2,718,308
BHFTII BlackRock Bond Income Investment Option	755		76,918	3,699	4,384
BHFTII BlackRock Capital Appreciation Investment Option	1,270,504		42,655,931	7,572,343	4,472,975
BHFTII BlackRock Ultra-Short Term Bond Investment Option	116,218		11,877,276	6,499,067	6,335,604
BHFTII Brighthouse Asset Allocation 20 Investment Option	65,886		691,253	50,917	49,074
BHFTII Brighthouse Asset Allocation 40 Investment Option	112,520		1,198,655	135,329	330,314
BHFTII Brighthouse Asset Allocation 60 Investment Option	955,450		10,348,137	1,129,828	1,155,854
BHFTII Brighthouse Asset Allocation 80 Investment Option	829,491		9,674,149	632,063	378,516
BHFTII Brighthouse/Wellington Balanced Investment Option	781,669		13,693,397	2,131,033	1,783,477
BHFTII Brighthouse/Wellington Core Equity Opportunities Investment Option	271,694		7,997,034	1,124,928	664,323
BHFTII Frontier Mid Cap Growth Investment Option	160,952		4,458,850	287,822	388,896
BHFTII Jennison Growth Investment Option	3,349,567		46,918,653	9,333,258	5,518,480
BHFTII MetLife Aggregate Bond Index Investment Option	10,811		102,591	81,658	96,419
BHFTII MetLife MSCI EAFE® Index Investment Option	14,285		200,058	23,542	610,582
BHFTII MetLife Russell 2000® Index Investment Option	1,179,351		20,414,933	1,882,050	2,183,082
BHFTII MetLife Stock Index Investment Option	1,612,770		77,302,850	12,727,799	10,616,467
BHFTII MFS® Total Return Investment Option	183,577		27,336,781	2,902,341	3,269,458
BHFTII MFS® Value Investment Option	2,098,552		29,354,011	3,930,573	1,949,958
BHFTII T. Rowe Price Large Cap Growth Investment Option	614,440		12,539,765	2,362,175	1,093,787
BHFTII T. Rowe Price Small Cap Growth Investment Option	1,101,852		18,431,414	4,045,390	931,171
BHFTII Western Asset Management Strategic Bond Opportunities Investment Option	1,447,959		17,190,087	3,910,597	2,380,530
BHFTII Western Asset Management U.S. Government Investment Option	1,854,369		20,687,971	3,992,564	3,736,591
Fidelity® VIP Contrafund® Investment Option	810,243		32,757,933	7,722,910	2,674,719
Fidelity® VIP Equity-Income Investment Option	632,472		14,719,005	1,443,547	1,896,931
Fidelity® VIP High Income Investment Option	405,297		2,133,061	193,707	203,013
Fidelity® VIP Mid Cap Investment Option	470,188		15,806,205	2,071,472	939,918
FTVIPT Franklin Small-Mid Cap Growth VIP Investment Option	521,148		8,271,054	564,660	687,717
FTVIPT Templeton Foreign VIP Investment Option	1,163,915		16,234,748	1,910,238	1,266,027
FTVIPT Templeton Global Bond VIP Investment Option	40,389		618,368	27,049	34,531
Goldman Sachs Strategic Growth Investment Option	759,428		9,664,193	1,934,770	1,587,666
Janus Henderson Enterprise Investment Option	163,281		9,560,563	1,168,186	649,170
(a)
For the period April 25, 2025 to December 31, 2025.

48

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OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.
STATEMENTS OF INVESTMENTS — (Concluded)
	As of December 31, 2025			For the year ended December 31, 2025
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
LMPVET ClearBridge Variable Dividend Strategy Investment Option	157,560		2,966,293	562,529	315,792
LMPVET ClearBridge Variable Large Cap Growth Investment Option	387,438		10,956,511	2,301,537	2,487,520
LMPVET ClearBridge Variable Large Cap Value Investment Option	613,372		11,830,619	1,383,138	864,901
LMPVET Franklin Multi-Asset Variable Growth Investment Option	18,206		244,116	34,282	17,835
LMPVET Franklin Multi-Asset Variable Moderate Growth Investment Option	2,741		33,646	5,119	2,685
LMPVIT Western Asset Core Plus Investment Option	1,588,780		8,647,108	1,171,676	543,712
The Merger Fund VL Investment Option	160,546		1,778,908	159,667	102,281
Vanguard VIF Mid-Cap Index Investment Option	315,185		6,709,805	983,557	775,585
Vanguard VIF Total Stock Market Index Investment Option	961,618		41,037,779	7,149,812	6,365,428
Victory Pioneer Mid Cap Value VCT Investment Option	386,942		5,104,362	465,442	201,481
(a)
For the period April 25, 2025 to December 31, 2025.

49

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.

SCHEDULES OF UNITS
For the years ended December 31, 2025 and 2024:
	American Funds® Global Growth Investment Option		American Funds® Growth Investment Option			American Funds® Growth-Income Investment Option	BHFTI BlackRock High Yield Investment Option			BHFTI Brighthouse Asset Allocation 100 Investment Option		BHFTI Brighthouse Small Cap Value Investment Option
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Units beginning of year	6,587,736	6,864,621		14,299,969	15,184,893	8,354,600	8,846,558		5,162	6,093	1,203,107	1,244,235	3,923,172	4,119,647
Units issued and transferred from other funding options	217,100	360,120		292,970	352,980	222,858	253,371		289	204	750,770	62,056	283,090	155,144
Units redeemed and transferred to other funding options	(652,659)	(637,005)		(1,260,785)	(1,237,904)	(852,815)	(745,329)		(353)	(1,135)	(48,990)	(103,184)	(259,773)	(351,619)
Units end of year	6,152,177	6,587,736		13,332,154	14,299,969	7,724,643	8,354,600		5,098	5,162	1,904,887	1,203,107	3,946,489	3,923,172
	BHFTI CBRE Global Real Estate Investment Option		BHFTI Invesco Comstock Investment Option			BHFTI Invesco Global Equity Investment Option	BHFTI Invesco Small Cap Growth Investment Option			BHFTI Loomis Sayles Global Allocation Investment Option		BHFTI Loomis Sayles Growth Investment Option
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Units beginning of year	2,528,949	2,631,891		1,666,820	1,748,416	5,931,471	6,534,518		1,039,572	1,043,153	1,287,446	1,351,489	14,835,739	16,210,426
Units issued and transferred from other funding options	141,989	265,828		98,455	40,655	382,673	225,629		56,012	101,524	25,680	19,212	344,056	381,341
Units redeemed and transferred to other funding options	(173,671)	(368,770)		(241,023)	(122,251)	(805,103)	(828,676)		(46,116)	(105,105)	(82,174)	(83,255)	(1,240,700)	(1,756,028)
Units end of year	2,497,267	2,528,949		1,524,252	1,666,820	5,509,041	5,931,471		1,049,468	1,039,572	1,230,952	1,287,446	13,939,095	14,835,739
	BHFTI MFS® Research International Investment Option		BHFTI Morgan Stanley Discovery Investment Option			BHFTI PIMCO Inflation Protected Bond Investment Option	BHFTI PIMCO Total Return Investment Option				BHFTI SSGA Emerging Markets Enhanced Index Investment Option		BHFTI T. Rowe Price Large Cap Value Investment Option
	2025	2024	2025	2024	2025	2024	2025	2024		2025 (a)		2025	2024
Units beginning of year	9,001,201	9,061,945		69,295	79,232	2,926,009	2,925,773		11,119,111		10,821,322		—	8,828,453	9,200,888
Units issued and transferred from other funding options	395,517	745,413		10,316	4,921	268,545	531,236		689,415		1,099,533		5,784,852	389,941	583,046
Units redeemed and transferred to other funding options	(1,038,941)	(806,157)		(7,626)	(14,858)	(866,413)	(531,000)		(813,255)		(801,744)		(574,520)	(789,846)	(955,481)
Units end of year	8,357,777	9,001,201		71,985	69,295	2,328,141	2,926,009		10,995,271		11,119,111		5,210,332	8,428,548	8,828,453
	BHFTII BlackRock Bond Income Investment Option		BHFTII BlackRock Capital Appreciation Investment Option			BHFTII BlackRock Ultra-Short Term Bond Investment Option	BHFTII Brighthouse Asset Allocation 20 Investment Option			BHFTII Brighthouse Asset Allocation 40 Investment Option		BHFTII Brighthouse Asset Allocation 60 Investment Option
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Units beginning of year	33,147	52,110		8,083,522	8,895,809	10,150,534	9,235,416		337,107	362,259	569,895	599,008	3,707,567	3,863,847
Units issued and transferred from other funding options	21,466	28,132		269,761	431,203	5,402,040	3,580,125		19,813	24,733	86,187	86,525	250,738	359,259
Units redeemed and transferred to other funding options	(22,243)	(47,095)		(804,703)	(1,243,490)	(5,874,886)	(2,665,007)		(28,437)	(49,885)	(188,319)	(115,638)	(427,559)	(515,539)
Units end of year	32,370	33,147		7,548,580	8,083,522	9,677,688	10,150,534		328,483	337,107	467,763	569,895	3,530,746	3,707,567

(a) For the period April 25, 2025 to December 31, 2025.

50

51

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.

SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2025 and 2024:
	BHFTII Brighthouse Asset Allocation 80 Investment Option		BHFTII Brighthouse/Wellington Balanced Investment Option			BHFTII Brighthouse/Wellington Core Equity Opportunities Investment Option	BHFTII Frontier Mid Cap Growth Investment Option		BHFTII Jennison Growth Investment Option			BHFTII MetLife Aggregate Bond Index Investment Option
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Units beginning of year	2,914,409	3,220,509		3,644,803	4,146,636	1,737,368	1,821,145	1,140,371	1,202,747		6,165,160	6,509,135	37,517	38,574
Units issued and transferred from other funding options	86,347	119,761		117,562	161,412	75,146	102,522	33,044	38,050		158,648	206,144	25,515	93
Units redeemed and transferred to other funding options	(154,699)	(425,861)		(458,671)	(663,245)	(194,211)	(186,299)	(110,363)	(100,426)		(677,051)	(550,119)	(30,541)	(1,150)
Units end of year	2,846,057	2,914,409		3,303,694	3,644,803	1,618,303	1,737,368	1,063,052	1,140,371		5,646,757	6,165,160	32,491	37,517
	BHFTII MetLife MSCI EAFE® Index Investment Option		BHFTII MetLife Russell 2000® Index Investment Option			BHFTII MetLife Stock Index Investment Option	BHFTII MFS® Total Return Investment Option			BHFTII MFS® Value Investment Option		BHFTII T. Rowe Price Large Cap Growth Investment Option
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Units beginning of year	452,869	426,631		5,474,421	5,865,985	18,240,760	19,351,709		9,473,951	10,157,953	6,492,692	6,911,975	2,091,544	2,275,501
Units issued and transferred from other funding options	16,214	91,604		224,178	213,307	349,748	378,079		381,732	501,527	145,652	258,625	83,771	138,904
Units redeemed and transferred to other funding options	(340,077)	(65,366)		(600,856)	(604,871)	(1,636,536)	(1,489,028)		(1,345,602)	(1,185,529)	(497,604)	(677,908)	(187,425)	(322,861)
Units end of year	129,006	452,869		5,097,743	5,474,421	16,953,972	18,240,760		8,510,081	9,473,951	6,140,740	6,492,692	1,987,890	2,091,544
	BHFTII T. Rowe Price Small Cap Growth Investment Option		BHFTII Western Asset Management Strategic Bond Opportunities Investment Option			BHFTII Western Asset Management U.S. Government Investment Option	Fidelity® VIP Contrafund® Investment Option			Fidelity® VIP Equity-Income Investment Option		Fidelity® VIP High Income Investment Option
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Units beginning of year	2,779,255	2,957,389		6,655,567	7,445,895	14,061,401	13,255,620		6,880,498	7,374,115	4,046,030	4,647,565	816,450	838,224
Units issued and transferred from other funding options	84,723	74,650		1,516,344	745,315	2,494,166	2,667,658		137,166	218,499	115,096	189,951	42,945	85,300
Units redeemed and transferred to other funding options	(186,633)	(252,784)	(1,295,949)		(1,535,643)	(2,845,099)	(1,861,877)		(449,499)	(712,116)	(470,813)	(791,486)	(86,993)	(107,074)
Units end of year	2,677,345	2,779,255	6,875,962		6,655,567	13,710,468	14,061,401		6,568,165	6,880,498	3,690,313	4,046,030	772,402	816,450
	Fidelity® VIP Mid Cap Investment Option		FTVIPT Franklin Small-Mid Cap Growth VIP Investment Option			FTVIPT Templeton Foreign VIP Investment Option	FTVIPT Templeton Global Bond VIP Investment Option			Goldman Sachs Strategic Growth Investment Option		Janus Henderson Enterprise Investment Option
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Units beginning of year	3,897,543	4,185,889		1,760,885	1,827,972	10,732,403	10,803,778		321,554	316,897	1,592,372	1,749,396	2,019,656	2,159,272
Units issued and transferred from other funding options	96,198	114,422		51,886	44,924	398,063	895,061		27,662	43,025	30,561	35,112	80,530	78,635
Units redeemed and transferred to other funding options	(271,449)	(402,768)		(168,133)	(112,011)	(897,979)	(966,436)		(30,982)	(38,368)	(206,250)	(192,136)	(155,303)	(218,251)
Units end of year	3,722,292	3,897,543		1,644,638	1,760,885	10,232,487	10,732,403		318,234	321,554	1,416,683	1,592,372	1,944,883	2,019,656

(a) For the period April 25, 2025 to December 31, 2025.

52

53

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.

SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2025 and 2024:
	LMPVET ClearBridge Variable Dividend Strategy Investment Option		LMPVET ClearBridge Variable Large Cap Growth Investment Option			LMPVET ClearBridge Variable Large Cap Value Investment Option	LMPVET Franklin Multi-Asset Variable Growth Investment Option			LMPVET Franklin Multi-Asset Variable Moderate Growth Investment Option		LMPVIT Western Asset Core Plus Investment Option
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Units beginning of year	685,539	769,403		2,277,277	2,421,823	2,759,016	3,036,043		83,642	88,497	10,161	10,752		3,307,406	3,455,725
Units issued and transferred from other funding options	19,144	39,481		162,698	100,446	96,058	90,600		—	—	—	—	530,125	564,683
Units redeemed and transferred to other funding options	(69,875)	(123,345)		(325,945)	(244,992)	(262,711)	(367,627)		(4,849)	(4,855)	(591)	(591)		(369,532)	(713,002)
Units end of year	634,808	685,539		2,114,030	2,277,277	2,592,363	2,759,016		78,793	83,642	9,570	10,161		3,467,999	3,307,406
	The Merger Fund VL Investment Option		Vanguard VIF Mid-Cap Index Investment Option			Vanguard VIF Total Stock Market Index Investment Option	Victory Pioneer Mid Cap Value VCT Investment Option
	2025	2024	2025	2024	2025	2024	2025	2024
Units beginning of year	1,008,007	1,081,696		1,711,929	1,815,389	9,090,919	9,419,072		1,229,071	1,358,036
Units issued and transferred from other funding options	23,900	39,918		112,902	155,467	665,851	419,033		35,173	36,882
Units redeemed and transferred to other funding options	(61,702)	(113,607)		(171,136)	(258,927)	(1,060,285)	(747,186)		(75,847)	(165,847)
Units end of year	970,205	1,008,007		1,653,695	1,711,929	8,696,485	9,090,919		1,188,397	1,229,071

(a) For the period April 25, 2025 to December 31, 2025.

54

55

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS

The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Investment Options. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Policies, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying fund or portfolio, and total return ratios for the respective stated periods in the five years ended December 31, 2025:

		As of December 31					For the year ended December 31
		Units	Unit Value Lowest to Highest ($)		Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
American Funds® Global	2025	6,152,177		5.17 - 5.54	32,678,291		1.39	0.00 - 0.40	21.14 - 21.63
Growth Investment Option	2024	6,587,736		4.30 - 4.55	28,837,561		1.55	0.00 - 0.35	13.28 - 13.68
	2023	6,864,621		3.77 - 5.38	26,512,983		0.89	0.00 - 0.90	21.51 - 22.60
	2022	7,224,512		3.08 - 4.42	23,551,849		0.67	0.00 - 0.90	(25.41) - (24.74)
	2021	7,626,591		4.11 - 6.18	33,435,175		0.34	0.00 - 0.90	15.38 - 16.42
American Funds® Growth	2025	13,332,154		8.73 - 9.77	118,458,955		0.15	0.00 - 0.85	19.21 - 20.23
Investment Option	2024	14,299,969		7.29 - 8.19	105,945,628		0.34	0.00 - 0.85	30.50 - 31.63
	2023	15,184,893		5.51 - 6.28	85,686,406		0.36	0.00 - 0.90	37.25 - 38.48
	2022	15,644,702		4.00 - 4.57	64,200,845		0.32	0.00 - 0.90	(30.56) - (29.94)
	2021	17,255,681		5.73 - 6.86	101,543,155		0.22	0.00 - 0.90	20.90 - 21.99
American Funds® Growth-Income	2025	7,724,643		6.29 - 6.69	49,757,519		0.92	0.00 - 0.35	17.65 - 18.06
Investment Option	2024	8,354,600		5.35 - 5.66	45,659,963		1.11	0.00 - 0.35	23.79 - 24.23
	2023	8,846,558		4.28 - 4.89	39,006,154		1.39	0.00 - 0.90	25.01 - 26.14
	2022	9,175,324		3.41 - 3.91	32,426,040		1.29	0.00 - 0.90	(17.24) - (16.49)
	2021	9,540,042		4.10 - 4.92	40,707,842		1.13	0.00 - 0.90	22.98 - 24.10
BHFTI BlackRock High Yield	2025	5,098		14.47	73,772		6.74	0.49	8.62
Investment Option	2024	5,162		13.32	68,772		6.13	0.49	7.89
	2023	6,093		12.35	75,248		5.43	0.49	12.86
	2022	6,487		10.94	70,980		5.38	0.49	(10.61)
	2021	8,633	3.14 - 12.24		105,674		4.08	0.49 - 1.15	4.33 - 5.02
BHFTI Brighthouse Asset	2025	1,904,887		3.83 - 4.29	7,789,184		0.99	0.00 - 1.15	15.72 - 17.06
Allocation 100	2024	1,203,107		3.31 - 3.69	4,254,440		0.87	0.00 - 1.15	12.08 - 13.39
Investment Option	2023	1,244,235		2.87 - 3.27	3,888,744		2.68	0.00 - 1.30	19.25 - 20.81
	2022	1,395,176		2.41 - 2.73	3,605,651		1.33	0.00 - 1.30	(21.18) - (20.15)
	2021	1,416,283		3.06 - 3.44	4,592,554		1.08	0.00 - 1.30	16.60 - 18.13
BHFTI Brighthouse Small Cap	2025	3,946,489		3.09 - 4.75	12,391,959		1.26	0.00 - 0.85	(4.02) - (3.21)
Value Investment Option	2024	3,923,172		3.20 - 4.95	12,764,987		1.26	0.00 - 0.85	7.19 - 8.10
	2023	4,119,647		2.95 - 4.62	12,431,166		1.01	0.00 - 0.90	12.93 - 13.95
	2022	4,291,717		2.60 - 4.09	11,421,194		0.61	0.00 - 0.90	(13.87) - (13.09)
	2021	4,671,363		3.00 - 4.92	14,435,043		0.85	0.00 - 0.90	30.61 - 31.77
BHFTI CBRE Global Real	2025	2,497,267		2.07 - 2.20	5,213,793		2.89	0.00 - 0.35	6.74 - 7.11
Estate Investment Option	2024	2,528,949		1.94 - 2.05	4,949,729		3.61	0.00 - 0.35	0.30 - 0.66
	2023	2,631,891		1.92 - 2.48	5,136,334		2.78	0.00 - 0.90	11.86 - 12.87
	2022	2,650,509		1.70 - 2.21	4,748,010		4.39	0.00 - 0.90	(25.39) - (24.71)
	2021	2,720,527		2.27 - 3.07	6,508,416		3.11	0.00 - 0.90	33.49 - 34.70

56

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS — (Continued)
		As of December 31				For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
BHFTI Invesco Comstock	2025	1,524,252	5.16 - 5.54		8,078,330	1.84	0.00 - 0.40	16.84 - 17.31
Investment Option	2024	1,666,820	4.42 - 4.72		7,556,742	1.58	0.00 - 0.35	14.32 - 14.73
	2023	1,748,416	3.86 - 5.13		6,919,016	1.95	0.00 - 0.90	11.21 - 12.21
	2022	1,791,052	3.46 - 4.61		6,442,444	1.85	0.00 - 0.90	(0.26) - 0.64
	2021	1,818,863	3.45 - 4.80		6,637,679	1.90	0.00 - 0.90	31.99 - 33.18
BHFTI Invesco Global Equity	2025	5,509,041	4.57 - 14.61		29,008,232	0.12	0.00 - 0.60	15.19 - 15.65
Investment Option	2024	5,931,471	3.97 - 12.69		27,091,192	0.23	0.00 - 0.60	15.72 - 16.19
	2023	6,534,518	3.43 - 10.96		25,598,805	0.33	0.00 - 0.60	34.11 - 34.72
	2022	6,910,041	2.54 - 8.17		20,121,629	—	0.00 - 0.90	(32.42) - (31.83)
	2021	7,222,030	2.22 - 12.04		30,952,197	0.11	0.00 - 0.90	14.43 - 15.53
BHFTI Invesco Small Cap	2025	1,049,468	4.77 - 5.87		5,180,141	—	0.00 - 1.15	4.96 - 6.17
Growth Investment Option	2024	1,039,572	4.51 - 5.57		4,850,570	—	0.00 - 1.30	15.07 - 16.59
	2023	1,043,153	3.89 - 4.80		4,187,632	—	0.00 - 1.30	10.88 - 12.33
	2022	1,035,106	3.48 - 4.30		3,725,352	—	0.00 - 1.30	(35.88) - (35.04)
	2021	786,062	5.38 - 6.66		4,436,190	—	0.00 - 1.30	5.74 - 7.12
BHFTI Loomis Sayles Global	2025	1,230,952	3.84 - 13.88		6,997,621	1.21	0.25 - 0.60	12.26 - 12.65
Allocation Investment Option	2024	1,287,446	3.42 - 12.36		6,454,218	1.06	0.25 - 0.60	11.83 - 12.22
	2023	1,351,489	3.05 - 11.06		5,990,406	—	0.25 - 0.60	21.78 - 22.21
	2022	1,403,179	2.50 - 9.08		5,099,502	—	0.25 - 0.60	(23.58) - (23.31)
	2021	1,460,098	3.27 - 11.88		6,989,244	1.02	0.25 - 0.90	13.54 - 14.28
BHFTI Loomis Sayles Growth	2025	13,939,095	5.33 - 33.74		78,957,207	—	0.00 - 0.90	14.18 - 15.21
Investment Option	2024	14,835,739	4.17 - 29.46		73,305,569	—	0.00 - 0.90	33.26 - 34.47
	2023	16,210,426	3.13 - 22.04		59,947,140	—	0.00 - 0.90	50.71 - 52.06
	2022	17,158,374	2.07 - 14.58		41,912,034	—	0.00 - 0.90	(28.51) - (27.86)
	2021	17,113,321	2.90 - 20.33		58,443,233	0.22	0.00 - 0.90	17.60 - 18.66
BHFTI MFS® Research	2025	8,357,777	2.10 - 3.95		18,168,996	1.74	0.00 - 1.30	20.83 - 22.41
International	2024	9,001,201	1.72 - 3.25		16,030,584	1.63	0.00 - 1.30	1.61 - 2.95
Investment Option	2023	9,061,945	1.68 - 3.17		15,719,550	1.50	0.00 - 1.30	11.37 - 12.82
	2022	9,337,921	1.50 - 2.83		14,384,598	1.81	0.00 - 1.30	(18.63) - (17.57)
	2021	9,590,625	1.82 - 3.45		17,990,934	0.93	0.00 - 1.30	10.27 - 11.71
BHFTI Morgan Stanley	2025	71,985	6.33		455,443	—	0.20	12.96
Discovery Investment Option	2024	69,295	5.60		388,117	—	0.20	38.65
	2023	79,232	4.04		320,063	—	0.20	40.58
	2022	146,448	2.87		420,819	—	0.20	(62.60)
	2021	145,885	5.99 - 7.68		1,120,739	—	0.20 - 0.85	(11.53) - (10.96)
BHFTI PIMCO Inflation	2025	2,328,141	1.61 - 1.83		3,851,658	1.23	0.00 - 1.15	6.70 - 7.93
Protected Bond	2024	2,926,009	1.48 - 1.70		4,501,971	—	0.00 - 1.30	1.19 - 2.53
Investment Option	2023	2,925,773	1.46 - 1.67		4,408,212	2.44	0.00 - 1.30	2.41 - 3.74
	2022	3,002,713	1.42 - 1.62		4,425,828	6.35	0.00 - 1.30	(12.74) - (11.60)
	2021	2,966,092	1.61 - 1.84		4,946,503	0.92	0.00 - 1.30	4.25 - 5.61
BHFTI PIMCO Total Return	2025	10,995,271	2.49 - 2.72		27,921,309	5.64	0.00 - 0.35	8.52 - 8.90
Investment Option	2024	11,119,111	2.30 - 2.50		26,002,572	2.84	0.00 - 0.35	2.07 - 2.43
	2023	10,821,322	1.57 - 2.44		24,793,891	2.88	0.00 - 0.90	5.11 - 6.05
	2022	10,992,176	1.49 - 2.30		23,608,028	2.93	0.00 - 0.90	(15.33) - (14.56)
	2021	11,476,806	1.75 - 2.69		28,855,244	1.79	0.00 - 0.90	(2.28) - (1.39)

57

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS — (Continued)
		As of December 31				For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
BHFTI SSGA Emerging Markets	2025	5,210,332	1.46 - 1.68		8,081,060	0.85		0.00 - 0.35	29.55 - 30.10
Enhanced Index
Investment Option
(Commenced 4/25/2025)
BHFTI T. Rowe Price Large	2025	8,428,548	4.09 - 10.51		38,304,837	1.82		0.00 - 1.30	10.71 - 12.16
Cap Value Investment Option	2024	8,828,453	3.67 - 9.43		35,937,808	2.09		0.00 - 1.30	9.73 - 11.18
	2023	9,200,888	3.31 - 8.53		34,110,884	1.90		0.00 - 1.30	8.37 - 9.78
	2022	9,186,718	3.03 - 7.82		31,920,922	1.66		0.00 - 1.30	(6.30) - (5.07)
	2021	9,721,019	3.21 - 8.28		35,923,441	1.91		0.00 - 1.30	24.49 - 26.12
BHFTII BlackRock Bond	2025	32,370	2.10 - 2.20		69,232	5.37		1.15 - 1.30	6.55 - 6.71
Income Investment Option	2024	33,147	1.97 - 2.06		68,357	4.09		1.15 - 1.30	0.18 - 0.34
	2023	52,110	1.97 - 2.06		103,507	3.08		1.15 - 1.30	4.47 - 4.63
	2022	57,586	1.89 - 1.96		108,646	2.82		1.15 - 1.30	(15.25) - (15.13)
	2021	71,996	2.23 - 2.31		164,860	2.71		1.15 - 1.30	(1.72) - (1.57)
BHFTII BlackRock Capital	2025	7,548,580	4.10 - 12.38		56,397,656	—		0.00 - 1.30	11.73 - 13.19
Appreciation	2024	8,083,522	3.65 - 11.00		53,549,934	0.08		0.00 - 1.30	30.27 - 31.99
Investment Option	2023	8,895,809	2.79 - 8.38		44,780,890	0.04		0.00 - 1.30	47.69 - 49.61
	2022	9,497,225	1.88 - 5.64		32,063,706	—		0.00 - 1.30	(38.42) - (37.61)
	2021	10,200,961	3.04 - 9.09		55,491,459	—		0.00 - 1.30	19.64 - 21.20
BHFTII BlackRock	2025	9,677,688	1.16 - 2.37		11,900,687	4.97		0.00 - 1.30	2.81 - 4.15
Ultra-Short Term Bond	2024	10,150,534	1.11 - 2.29		11,845,482	5.72		0.00 - 1.30	3.74 - 5.11
Investment Option	2023	9,235,416	1.07 - 2.19		10,388,934	1.75		0.00 - 1.30	3.69 - 5.05
	2022	10,883,149	1.02 - 2.10		11,670,776	—		0.00 - 1.30	0.14 - 1.44
	2021	11,715,765	1.01 - 2.08		12,460,680	0.33		0.00 - 1.30	(1.48) - (0.19)
BHFTII Brighthouse Asset	2025	328,483	1.83 - 2.11		664,764	3.17		0.00 - 1.30	7.84 - 9.25
Allocation 20	2024	337,107	1.69 - 1.94		626,227	2.74		0.00 - 1.30	2.50 - 3.85
Investment Option	2023	362,259	1.65 - 1.88		650,056	3.48		0.00 - 1.30	6.44 - 7.83
	2022	374,187	1.55 - 1.76		623,526	3.10		0.00 - 1.30	(13.81) - (12.69)
	2021	383,981	1.80 - 2.02		739,118	3.26		0.00 - 1.30	2.35 - 3.69
BHFTII Brighthouse Asset	2025	467,763	2.25 - 2.60		1,185,943	2.74		0.00 - 1.30	10.06 - 11.50
Allocation 40	2024	569,895	2.05 - 2.35		1,290,423	2.37		0.00 - 1.30	4.45 - 5.83
Investment Option	2023	599,008	1.96 - 2.23		1,276,169	3.43		0.00 - 1.30	9.10 - 10.52
	2022	628,663	1.80 - 2.03		1,207,264	2.57		0.00 - 1.30	(14.95) - (13.84)
	2021	675,304	2.11 - 2.37		1,508,151	2.76		0.00 - 1.30	6.03 - 7.42
BHFTII Brighthouse Asset	2025	3,530,746	2.55 - 3.16		10,605,459	2.17		0.00 - 1.15	12.47 - 13.77
Allocation 60	2024	3,707,567	2.20 - 2.78		9,817,506	1.81		0.00 - 1.30	6.56 - 7.96
Investment Option	2023	3,863,847	2.07 - 2.57		9,513,744	3.03		0.00 - 1.30	12.13 - 13.59
	2022	3,779,469	1.97 - 2.26		8,113,630	2.10		0.00 - 0.90	(16.09) - (15.33)
	2021	3,945,544	2.20 - 2.67		9,726,846	2.06		0.00 - 1.30	9.47 - 10.90
BHFTII Brighthouse Asset	2025	2,846,057	3.24 - 3.77		10,310,537	1.66		0.00 - 1.30	14.14 - 15.63
Allocation 80	2024	2,914,409	2.83 - 3.26		9,145,286	1.37		0.00 - 1.30	9.36 - 10.80
Investment Option	2023	3,220,509	2.59 - 2.95		9,142,453	3.02		0.00 - 1.30	15.79 - 17.30
	2022	3,327,345	2.24 - 2.53		8,042,464	1.78		0.00 - 1.30	(19.03) - (17.97)
	2021	3,365,466	2.76 - 3.11		9,938,612	1.69		0.00 - 1.30	13.23 - 14.71

58

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS — (Continued)
		As of December 31				For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
BHFTII Brighthouse/Wellington	2025	3,303,694	3.86 - 7.47	14,820,414		2.25	0.00 - 0.60	11.99 - 12.67
Balanced Investment Option	2024	3,644,803	3.44 - 6.67	14,704,091		1.87	0.00 - 0.60	13.17 - 13.86
	2023	4,146,636	3.03 - 5.89	14,603,092		2.15	0.00 - 0.90	17.05 - 18.10
	2022	4,320,804	2.58 - 5.02	12,924,611		1.73	0.00 - 0.90	(17.82) - (17.08)
	2021	4,564,140	3.12 - 6.09	16,676,861		1.83	0.00 - 0.90	13.00 - 14.02
BHFTII Brighthouse/Wellington	2025	1,618,303	4.11 - 5.19	7,438,915		1.43	0.00 - 1.30	6.44 - 7.83
Core Equity Opportunities	2024	1,737,368	3.86 - 4.83	7,433,021		1.43	0.00 - 1.30	7.20 - 8.61
Investment Option	2023	1,821,145	3.60 - 4.66	7,178,563		1.44	0.00 - 1.30	6.27 - 7.66
	2022	1,913,926	3.39 - 4.37	7,027,457		1.45	0.00 - 1.30	(6.30) - (5.08)
	2021	1,997,485	3.61 - 4.82	7,788,071		1.39	0.00 - 1.30	22.82 - 24.43
BHFTII Frontier Mid Cap	2025	1,063,052	4.05 - 4.34	4,453,501		—	0.00 - 1.30	3.72 - 5.08
Growth Investment Option	2024	1,140,371	3.90 - 4.13	4,556,767		0.16	0.00 - 1.30	16.11 - 17.64
	2023	1,202,747	2.17 - 3.51	4,095,110		—	0.00 - 1.30	16.36 - 17.88
	2022	1,251,347	1.86 - 2.98	3,567,215		—	0.00 - 1.30	(29.14) - (28.21)
	2021	1,318,031	2.61 - 4.19	5,175,434		—	0.00 - 1.30	13.06 - 14.54
BHFTII Jennison Growth	2025	5,646,757	7.56 - 20.92	52,554,687		—	0.00 - 0.90	13.01 - 14.04
Investment Option	2024	6,165,160	6.66 - 18.45	50,781,824		—	0.00 - 0.90	29.10 - 30.28
	2023	6,509,135	5.14 - 14.25	41,295,185		—	0.00 - 0.90	51.90 - 53.26
	2022	7,263,522	3.37 - 9.35	30,118,643		—	0.00 - 0.90	(39.42) - (38.87)
	2021	7,654,157	5.45 - 15.39	52,048,937		—	0.00 - 0.90	16.12 - 17.17
BHFTII MetLife Aggregate	2025	32,491	3.25	105,511		2.04	0.60	6.40
Bond Index Investment Option	2024	37,517	3.05	114,505		3.04	0.60	0.28
	2023	38,574	3.04	117,404		2.83	0.60	4.57
	2022	16,273	2.91	47,364		3.55	0.60	(13.61)
	2021	5,937	3.37	20,005		2.53	0.60	(2.51)
BHFTII MetLife MSCI EAFE®	2025	129,006	1.86 - 2.26	268,406		1.65	0.25 - 0.60	30.24 - 30.70
Index Investment Option	2024	452,869	1.43 - 1.73	767,027		3.06	0.25 - 0.60	2.70 - 3.06
	2023	426,631	1.39 - 1.68	700,596		2.50	0.25 - 0.60	17.23 - 17.64
	2022	470,099	1.19 - 1.43	657,313		3.52	0.25 - 0.60	(14.98) - (14.69)
	2021	423,056	1.40 - 1.67	692,295		1.71	0.25 - 0.60	10.06 - 10.45
BHFTII MetLife Russell 2000®	2025	5,097,743	4.31 - 6.46	22,938,350		1.14	0.00 - 0.90	11.65 - 12.66
Index Investment Option	2024	5,474,421	3.85 - 5.77	21,908,163		1.42	0.00 - 0.90	10.28 - 11.29
	2023	5,865,985	3.47 - 5.22	21,136,855		1.34	0.00 - 0.90	15.76 - 16.80
	2022	6,078,523	2.99 - 4.49	18,818,311		1.08	0.00 - 0.90	(20.94) - (20.23)
	2021	6,525,076	3.76 - 5.67	25,533,053		0.99	0.00 - 0.90	13.49 - 14.52
BHFTII MetLife Stock Index	2025	16,953,972	6.77 - 20.42	119,909,382		0.99	0.00 - 0.58	16.91 - 17.59
Investment Option	2024	18,240,760	5.79 - 17.46	110,154,025		1.21	0.00 - 0.58	23.95 - 24.67
	2023	19,351,709	3.97 - 14.09	93,991,018		1.40	0.00 - 0.90	24.81 - 25.94
	2022	19,833,233	3.18 - 11.25	76,689,174		1.29	0.00 - 0.90	(19.03) - (18.30)
	2021	21,652,232	3.92 - 13.85	102,625,593		1.50	0.00 - 0.90	27.21 - 28.36
BHFTII MFS® Total Return	2025	8,510,081	3.03 - 7.53	27,400,613		2.63	0.00 - 1.30	9.46 - 10.89
Investment Option	2024	9,473,951	2.75 - 6.83	27,524,106		2.41	0.00 - 1.30	6.17 - 7.57
	2023	10,157,953	2.57 - 6.39	27,559,105		2.02	0.00 - 1.30	8.77 - 10.19
	2022	10,605,276	2.34 - 5.84	26,486,290		1.61	0.00 - 1.30	(10.98) - (9.82)
	2021	11,167,028	2.61 - 6.51	31,250,234		1.71	0.00 - 1.30	12.52 - 13.99

59

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS — (Continued)
		As of December 31				For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
BHFTII MFS® Value	2025	6,140,740	4.51 - 5.34		28,603,212	1.80		0.00 - 1.15	12.00 - 13.29
Investment Option	2024	6,492,692	4.00 - 4.74		26,772,693	1.82		0.00 - 1.30	10.46 - 11.91
	2023	6,911,975	3.59 - 4.26		25,534,752	1.86		0.00 - 1.30	6.76 - 8.15
	2022	7,166,700	3.33 - 3.97		24,568,311	1.71		0.00 - 1.30	(7.19) - (5.98)
	2021	7,674,973	3.56 - 4.24		28,096,342	1.55		0.00 - 1.30	23.92 - 25.54
BHFTII T. Rowe Price Large	2025	1,987,890	3.01 - 8.03		14,586,774	—		0.00 - 0.90	14.42 - 15.45
Cap Growth Investment Option	2024	2,091,544	2.63 - 6.95		13,280,929	—		0.00 - 0.90	28.81 - 29.98
	2023	2,275,501	2.03 - 5.35		11,169,956	—		0.00 - 0.90	45.23 - 46.53
	2022	2,404,070	1.39 - 3.65		8,117,617	—		0.00 - 0.90	(41.20) - (40.67)
	2021	2,453,112	2.22 - 6.15		13,855,999	—		0.00 - 0.90	18.88 - 19.95
BHFTII T. Rowe Price Small	2025	2,677,345	6.13 - 6.51		16,648,968	0.02		0.00 - 0.35	9.61 - 10.00
Cap Growth Investment Option	2024	2,779,255	5.04 - 5.92		15,762,394	—		0.00 - 0.85	12.23 - 13.20
	2023	2,957,389	4.43 - 5.23		14,860,481	—		0.00 - 0.90	20.19 - 21.28
	2022	3,127,280	3.69 - 4.31		12,971,759	—		0.00 - 0.90	(23.04) - (22.34)
	2021	3,245,100	4.79 - 5.55		17,352,243	—		0.00 - 0.90	10.36 - 11.36
BHFTII Western Asset	2025	6,875,962	2.16 - 3.53		15,507,598	7.55		0.00 - 1.30	7.67 - 9.07
Management Strategic Bond	2024	6,655,567	1.99 - 3.26		13,813,549	7.18		0.00 - 1.30	3.52 - 4.88
Opportunities	2023	7,445,895	1.91 - 3.13		14,758,497	6.51		0.00 - 1.30	8.03 - 9.44
Investment Option	2022	7,333,459	1.75 - 2.87		13,527,209	6.03		0.00 - 1.30	(17.73) - (16.66)
	2021	7,584,454	2.11 - 3.47		16,981,375	3.72		0.00 - 1.30	1.49 - 2.82
BHFTII Western Asset	2025	13,710,468	1.40 - 2.92		19,915,903	3.97		0.00 - 0.70	6.32 - 7.23
Management U.S. Government	2024	14,061,401	1.31 - 2.74		19,109,235	2.86		0.00 - 0.70	1.62 - 2.49
Investment Option	2023	13,255,620	1.28 - 2.69		17,663,724	2.30		0.00 - 0.75	4.09 - 5.02
	2022	13,662,460	1.23 - 2.57		17,411,551	2.27		0.00 - 0.75	(9.69) - (8.87)
	2021	14,665,467	1.35 - 2.84		20,612,022	2.70		0.00 - 0.75	(2.26) - (1.37)
Fidelity® VIP Contrafund®	2025	6,568,165	7.15 - 7.67		48,071,703	0.05		0.00 - 0.40	20.89 - 21.38
Investment Option	2024	6,880,498	5.96 - 6.32		41,605,618	0.09		0.00 - 0.35	33.16 - 33.63
	2023	7,374,115	4.44 - 6.55		33,448,645	0.39		0.00 - 0.90	32.15 - 33.34
	2022	7,882,636	3.35 - 4.95		27,235,938	0.41		0.00 - 0.90	(27.04) - (26.38)
	2021	7,955,949	4.56 - 7.07		37,769,127	0.05		0.00 - 0.90	26.57 - 27.71
Fidelity® VIP Equity-Income	2025	3,690,313	4.58 - 13.04		18,613,619	1.77		0.20 - 0.60	18.31 - 18.78
Investment Option	2024	4,046,030	3.86 - 11.02		17,238,166	1.68		0.20 - 0.60	14.65 - 15.12
	2023	4,647,565	3.36 - 9.61		17,123,630	1.87		0.20 - 0.60	9.99 - 10.43
	2022	5,281,545	3.05 - 8.74		17,647,096	1.87		0.20 - 0.90	(5.81) - (5.15)
	2021	5,650,276	3.23 - 9.25		19,959,337	1.89		0.20 - 0.90	23.77 - 24.64
Fidelity® VIP High Income	2025	772,402	2.42 - 3.99		1,977,836	6.50		0.20 - 0.60	9.70 - 10.14
Investment Option	2024	816,450	2.21 - 3.64		1,921,920	6.07		0.20 - 0.60	8.31 - 8.75
	2023	838,224	2.03 - 3.36		1,822,153	5.63		0.20 - 0.60	9.82 - 10.26
	2022	891,472	1.85 - 3.06		1,766,281	5.11		0.20 - 0.60	(11.90) - (11.55)
	2021	922,005	2.10 - 3.48		2,074,909	5.16		0.20 - 0.90	3.48 - 4.20
Fidelity® VIP Mid Cap	2025	3,722,292	4.36 - 4.63		16,536,476	0.25		0.00 - 0.35	11.10 - 11.49
Investment Option	2024	3,897,543	3.92 - 4.16		15,576,460	0.34		0.00 - 0.35	16.76 - 17.18
	2023	4,185,889	3.33 - 7.32		14,306,591	0.39		0.00 - 0.90	13.78 - 14.80
	2022	4,388,414	2.92 - 6.43		13,579,033	0.27		0.00 - 0.90	(15.73) - (14.97)
	2021	4,470,349	3.44 - 7.91		16,647,100	0.37		0.00 - 0.90	24.18 - 25.31

60

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS — (Continued)
		As of December 31					For the year ended December 31
		Units	Unit Value Lowest to Highest ($)		Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
FTVIPT Franklin Small-Mid	2025	1,644,638		4.47 - 4.75		7,457,621	—	0.00 - 0.35	2.16 - 2.52
Cap Growth VIP	2024	1,760,885		4.37 - 4.63		7,805,471	—	0.00 - 0.35	10.64 - 11.04
Investment Option	2023	1,827,972		3.95 - 4.17		7,319,406	—	0.00 - 0.35	26.30 - 26.74
	2022	2,020,735		3.13 - 3.29		6,404,780	—	0.00 - 0.35	(33.92) - (33.69)
	2021	2,047,289		4.65 - 4.96		9,811,440	—	0.00 - 0.90	9.03 - 10.01
FTVIPT Templeton Foreign	2025	10,232,487		1.82 - 1.94		18,878,677	2.33	0.00 - 0.35	28.74 - 29.19
VIP Investment Option	2024	10,732,403		1.42 - 1.50		15,373,036	2.39	0.00 - 0.35	(1.35) - (1.00)
	2023	10,803,778		1.42 - 2.71		15,676,887	3.19	0.00 - 0.90	19.68 - 20.76
	2022	11,452,996		1.18 - 2.27		14,038,458	3.04	0.00 - 0.90	(8.43) - (7.61)
	2021	12,111,626		1.29 - 2.57		16,404,477	1.84	0.00 - 0.90	3.23 - 4.16
FTVIPT Templeton Global	2025	318,234		1.52 - 3.86		565,430	—	0.25 - 0.60	15.39 - 15.80
Bond VIP Investment Option	2024	321,554		1.32 - 3.35		493,571	—	0.25 - 0.60	(11.66) - (11.35)
	2023	316,897		1.49 - 3.79		548,907	—	0.25 - 0.60	2.58 - 2.94
	2022	316,413		1.45 - 3.70		534,992	—	0.25 - 0.60	(5.42) - (5.09)
	2021	336,319		1.53 - 3.91		620,818	—	0.25 - 0.60	(5.19) - (4.86)
Goldman Sachs Strategic	2025	1,416,683		8.24 - 8.76		11,763,534	—	0.00 - 0.35	17.51 - 17.92
Growth Investment Option	2024	1,592,372		7.01 - 7.43		11,247,633	—	0.00 - 0.35	31.90 - 32.37
	2023	1,749,396		5.27 - 5.88		9,364,759	—	0.00 - 0.90	40.67 - 41.94
	2022	1,815,991		3.73 - 4.18		6,871,289	—	0.00 - 0.90	(33.12) - (32.52)
	2021	1,868,489		5.55 - 6.47		10,536,287	—	0.00 - 0.90	20.83 - 21.93
Janus Henderson Enterprise	2025	1,944,883		3.71 - 6.46		11,976,617	0.05	0.00 - 0.60	6.77 - 7.41
Investment Option	2024	2,019,656		3.21 - 6.01		11,608,472	0.63	0.00 - 0.85	14.34 - 15.32
	2023	2,159,272		2.81 - 5.21		10,792,024	0.09	0.00 - 0.90	16.72 - 17.78
	2022	2,695,620		2.41 - 4.43		11,192,874	0.08	0.00 - 0.90	(16.90) - (16.15)
	2021	2,866,501		2.90 - 5.28		14,128,083	0.24	0.00 - 0.90	15.50 - 16.54
LMPVET ClearBridge Variable	2025	634,808		4.89 - 5.19		3,217,355	1.93	0.00 - 0.35	12.07 - 12.46
Dividend Strategy	2024	685,539		4.36 - 4.62		3,094,237	1.12	0.00 - 0.35	16.28 - 16.69
Investment Option	2023	769,403		3.72 - 3.96		2,975,906	1.98	0.00 - 0.90	12.99 - 14.01
	2022	800,771		3.28 - 3.47		2,711,507	1.26	0.00 - 0.90	(9.05) - (8.23)
	2021	780,477		3.58 - 3.87		2,877,242	1.35	0.00 - 0.90	25.48 - 26.61
LMPVET ClearBridge Variable	2025	2,114,030		6.63 - 9.29		18,635,737	—	0.00 - 0.60	7.97 - 8.62
Large Cap Growth	2024	2,277,277		6.14 - 8.55		18,527,146	—	0.00 - 0.60	27.12 - 27.89
Investment Option	2023	2,421,823		4.50 - 6.69		15,453,838	—	0.00 - 0.90	42.74 - 44.02
	2022	2,591,998		3.15 - 4.64		11,513,545	—	0.00 - 0.90	(32.85) - (32.24)
	2021	2,776,485		4.70 - 6.85		18,224,374	—	0.00 - 0.90	20.85 - 21.94
LMPVET ClearBridge Variable	2025	2,592,363		4.31 - 8.52		11,764,434	1.15	0.00 - 1.30	8.77 - 10.20
Large Cap Value	2024	2,759,016		3.93 - 7.77		11,406,919	1.22	0.00 - 1.30	6.67 - 8.08
Investment Option	2023	3,036,043		3.65 - 7.24		11,652,730	1.29	0.00 - 1.30	13.61 - 15.09
	2022	3,201,907		3.19 - 6.32		10,703,066	1.31	0.00 - 1.30	(7.64) - (6.43)
	2021	3,469,337		3.42 - 6.80		12,462,023	1.04	0.00 - 1.30	24.58 - 26.21
LMPVET Franklin Multi-Asset	2025	78,793		3.33		262,700	1.97	1.15	15.23
Variable Growth	2024	83,642		2.89		242,004	1.92	1.15	16.28
Investment Option	2023	88,497		2.40 - 2.49		220,195	1.18	1.15 - 1.30	18.04 - 18.21
	2022	97,210		2.03 - 2.10		197,763	3.12	1.15 - 1.30	(15.89) - (15.77)
	2021	98,906		2.42 - 2.50		247,153	4.11	1.15 - 1.30	19.14 - 19.32

61

BRIGHTHOUSE FUND UL FOR VARIABLE LIFE INSURANCE
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

8.
FINANCIAL HIGHLIGHTS — (Concluded)
		As of December 31					For the year ended December 31
		Units	Unit Value Lowest to Highest ($)		Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
LMPVET Franklin Multi-Asset	2025	9,570		4.13		39,514	2.07	1.15	13.55
Variable Moderate Growth	2024	10,161		3.64		36,948	1.60	1.15	14.13
Investment Option	2023	10,752		3.06 - 3.19		34,260	1.80	1.15 - 1.30	16.29 - 16.47
	2022	11,893		2.63 - 2.74		31,321	1.69	1.15 - 1.30	(15.47) - (15.34)
	2021	19,060		3.12 - 3.23		61,592	4.11	1.15 - 1.30	15.16 - 15.33
LMPVIT Western Asset Core	2025	3,467,999		2.05 - 3.25		7,387,791	4.75	0.00 - 1.30	6.35 - 7.75
Plus Investment Option	2024	3,307,406		1.91 - 3.03		6,567,789	8.47	0.00 - 1.30	(1.72) - (0.42)
	2023	3,455,725		1.93 - 3.06		6,925,493	3.96	0.00 - 1.30	5.44 - 6.82
	2022	3,359,138		1.81 - 2.88		6,399,002	2.03	0.00 - 1.30	(18.30) - (17.23)
	2021	3,524,979		2.20 - 3.50		8,142,722	2.66	0.00 - 1.30	(3.23) - (1.97)
The Merger Fund VL	2025	970,205		1.86 - 1.97		1,815,767	4.22	0.00 - 0.35	8.25 - 8.63
Investment Option	2024	1,008,007		1.72 - 1.82		1,742,713	1.58	0.00 - 0.35	3.07 - 3.44
	2023	1,081,696		1.66 - 2.01		1,814,022	1.63	0.00 - 0.85	3.46 - 4.34
	2022	1,209,606		1.59 - 1.94		1,955,306	1.49	0.00 - 0.85	0.03 - 0.88
	2021	1,364,726		1.58 - 1.94		2,197,331	—	0.00 - 0.90	0.18 - 1.08
Vanguard VIF Mid-Cap Index	2025	1,653,695		5.11 - 6.22		8,812,528	1.25	0.00 - 1.15	10.27 - 11.54
Investment Option	2024	1,711,929		4.60 - 5.61		8,196,661	1.38	0.00 - 1.30	13.58 - 15.08
	2023	1,815,389		4.02 - 4.90		7,574,553	1.41	0.00 - 1.30	14.34 - 15.83
	2022	1,811,736		3.49 - 4.26		6,640,677	1.12	0.00 - 1.30	(19.87) - (18.82)
	2021	2,040,319		4.31 - 5.28		9,318,353	1.07	0.00 - 1.30	22.75 - 24.36
Vanguard VIF Total Stock	2025	8,696,485		6.61 - 7.47		58,591,339	1.15	0.00 - 1.15	15.60 - 16.93
Market Index	2024	9,090,919		5.60 - 6.43		52,584,919	1.25	0.00 - 1.30	22.10 - 23.71
Investment Option	2023	9,419,072		4.58 - 5.23		44,187,167	1.15	0.00 - 1.30	24.33 - 25.95
	2022	9,611,402		3.68 - 4.17		35,998,553	1.35	0.00 - 1.30	(20.63) - (19.59)
	2021	8,411,843		4.59 - 5.22		39,395,858	1.18	0.00 - 1.30	24.02 - 25.64
Victory Pioneer Mid Cap	2025	1,188,397		3.55 - 3.78		4,329,859	1.83	0.00 - 0.35	10.47 - 10.86
Value VCT	2024	1,229,071		3.22 - 3.41		4,049,664	1.71	0.00 - 0.35	10.25 - 10.64
Investment Option	2023	1,358,036		2.90 - 4.07		4,054,753	1.72	0.00 - 0.90	11.20 - 12.20
	2022	1,429,141		2.59 - 3.65		3,849,432	1.38	0.00 - 0.90	(6.73) - (5.89)
	2021	1,489,435		2.76 - 4.07		4,288,346	0.75	0.00 - 0.90	28.21 - 29.37
1
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Option from the underlying fund or portfolio, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Investment Option is affected by the timing of the declaration of dividends by the underlying fund or portfolio in which the Investment Option invests. The investment income ratio is calculated as a weighted average ratio since the Investment Option may invest in two or more share classes, within the underlying fund or portfolio of the Trusts which may have unique investment income ratios.
2
These amounts represent annualized policy expenses of each of the applicable Investment Options, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund or portfolio have been excluded.
3
These amounts represent the total return for the period indicated, including changes in the value of the underlying fund or portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Investment Option.

62

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Index to Consolidated Financial Statements, Notes and Schedules

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholders and the Board of Directors of Brighthouse Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Brighthouse Life Insurance Company and subsidiaries (the “Company”) as of December 31, 2025 and 2024, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2025, and the related notes and the schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Certain Assumptions Used in the Valuation of Liability for Future Policy Benefits — Refer to Notes 1 and 3 to the financial statements

Critical Audit Matter Description

The Company has obligations under insurance contracts to pay benefits over an extended period of time. The Company establishes a liability for future policy benefits (“LFPB”) for nonparticipating traditional and limited-payment contracts and the additional insurance liabilities for universal life-type contracts with secondary guarantees.

Management regularly reviews its cash flow assumptions supporting the estimates of these actuarial liabilities and, if such assumptions change significantly, the associated liability is adjusted. The measurement of LFPBs can be significantly impacted by changes in economic assumptions related to market interest rates and the general account rate of return and changes in assumptions for policyholder behavior including premium persistency, mortality, lapses and withdrawals.

Given the future policy benefit obligation for certain contracts is sensitive to changes in these economic and policyholder behavior assumptions and the significant uncertainty inherent in estimating these actuarial liabilities, we identified management’s evaluation of these assumptions in the valuation of certain LFPBs as a critical audit matter. This required a high degree of auditor judgment and an increased extent of effort, including the involvement of our actuarial specialists.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to these assumptions in the valuation of certain LFPBs included the following, among others:

•
We tested the effectiveness of management’s controls over the assumption review process, including those over the selection of the significant economic and policyholder behavior assumptions.
•
With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions used, developed an independent estimate of the LFPBs for a sample of policies and cohorts, and compared our estimates to management’s estimates.
•
We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs to the actuarial estimate were reasonable.
•
We evaluated the methods and significant assumptions used by management to identify potential bias.
•
We evaluated whether the significant assumptions used were consistent with evidence obtained in other areas of the audit.

Certain Assumptions Used in the Valuation of Market Risk Benefits — Refer to Notes 1, 4, and 10 to the financial statements

Critical Audit Matter Description

Market risk benefits are measured at fair value and separately presented on the consolidated balance sheet. The Company estimates market risk benefit assets and liabilities using significant judgment including discount rate assumptions, nonperformance risk, and actuarially determined assumptions including policyholder behavior, mortality and risk margins.

Given the sensitivity of certain market risk benefits to changes in these assumptions and the significant uncertainty inherent in estimating the market risk benefits, we identified management’s evaluation of these assumptions in the valuation of certain market risk benefits as a critical audit matter. This required a high degree of auditor judgment and an increased extent of effort, including the involvement of our actuarial and fair value specialists.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to these assumptions in the valuation of certain market risk benefits included the following, among others:

•
We tested the effectiveness of management’s controls over the assumption review process, including those over the selection of the significant assumptions related to policyholder behavior, mortality and risk margins, as well as changes in nonperformance risk.
•
With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions used, developed an independent estimate of the market risk benefits for a sample of policies, and compared our estimates to management’s estimates.
•
We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs to the actuarial estimate were reasonable.
•
We evaluated the reasonableness of the Company’s assumptions by comparing those selected by management to those independently derived by our fair value and actuarial specialists, drawing upon standard actuarial and industry practice.

•
We evaluated the methods and assumptions used by management to identify potential bias in the determination of the market risk benefits.
•
We evaluated whether the assumptions used were consistent with evidence obtained in other areas of the audit.

/s/ DELOITTE & TOUCHE LLP

Charlotte, North Carolina
February 27, 2026

We have served as the Company’s auditor since 2005.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Balance Sheets
December 31, 2025 and 2024

(In millions, except share and per share data)

2025	2024
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $85,907 and $86,565, respectively; allowance for credit losses of $62 and $79, respectively)	$80,960	$79,129
Trading securities, at estimated fair value	506	—
Equity securities, at estimated fair value	23	32
Mortgage loans (net of allowance for credit losses of $200 and $178, respectively)	22,726	23,254
Policy loans	1,047	1,626
Limited partnerships and limited liability companies	4,696	4,827
Short-term investments, principally at estimated fair value	668	1,157
Other invested assets, principally at estimated fair value (net of allowance for credit losses of $0 and $0, respectively)	7,932	5,244
Total investments	118,558	115,269
Cash and cash equivalents	5,057	4,592
Accrued investment income	1,242	1,261
Premiums, reinsurance and other receivables (net of allowance for credit losses of $3 and $3, respectively)	21,238	20,809
Deferred policy acquisition costs and value of business acquired	4,276	4,374
Current income tax recoverable	62	51
Deferred income tax asset	1,389	1,823
Market risk benefit assets	1,060	1,092
Other assets	279	314
Separate account assets	78,825	79,006
Total assets	$231,986	$228,591
Liabilities and Equity
Liabilities
Future policy benefits	$31,682	$31,085
Policyholder account balances	87,174	87,162
Market risk benefit liabilities	8,079	8,346
Other policy-related balances	3,715	3,677
Payables for collateral under securities loaned and other transactions	4,696	3,874
Long-term debt	832	833
Other liabilities	8,885	8,460
Separate account liabilities	78,825	79,006
Total liabilities	223,888	222,443
Contingencies, Commitments and Guarantees (Note 15)
Equity
Brighthouse Life Insurance Company’s stockholder’s equity:
Common stock, par value $25,000 per share; 4,000 shares authorized; 3,000 shares issued and outstanding	75	75
Additional paid-in capital	17,607	17,507
Retained earnings (deficit)	(5,997)	(6,286)
Accumulated other comprehensive income (loss)	(3,602)	(5,163)
Total Brighthouse Life Insurance Company’s stockholder’s equity	8,083	6,133
Noncontrolling interests	15	15
Total equity	8,098	6,148
Total liabilities and equity	$231,986	$228,591

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Operations
For the Years Ended December 31, 2025, 2024 and 2023

(In millions)

2025	2024	2023
Revenues
Premiums	$682	$759	$811
Universal life and investment-type product policy fees	1,678	1,601	1,778
Net investment income	5,139	5,100	4,560
Other revenues	478	499	418
Net investment gains (losses)	(102)	(298)	(242)
Net derivative gains (losses)	(1,789)	(3,688)	(3,920)
Total revenues	6,086	3,973	3,405
Expenses
Policyholder benefits and claims (including liability remeasurement gains (losses) of ($273), ($980), ($233), respectively)	1,750	2,139	2,418
Interest credited to policyholder account balances	2,161	2,110	1,801
Amortization of deferred policy acquisition costs and value of business acquired	564	550	564
Change in market risk benefits	(261)	(2,669)	(1,497)
Other expenses	1,609	1,601	1,625
Total expenses	5,823	3,731	4,911
Income (loss) before provision for income tax	263	242	(1,506)
Provision for income tax expense (benefit)	(27)	(15)	(383)
Net income (loss)	290	257	(1,123)
Less: Net income (loss) attributable to noncontrolling interests	1	1	1
Net income (loss) attributable to Brighthouse Life Insurance Company	$289	$256	$(1,124)

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Comprehensive Income (Loss)
For the Years Ended December 31, 2025, 2024 and 2023

(In millions)

2025	2024	2023
Net income (loss)	$290	$257	$(1,123)
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	2,065	(1,053)	2,313
Unrealized gains (losses) on derivatives	(241)	116	(284)
Changes in instrument-specific credit risk on market risk benefits	440	352	(637)
Changes in discount rates on the liability for future policy benefits	(330)	541	(376)
Foreign currency translation adjustments	43	(18)	18
Other comprehensive income (loss), before income tax	1,977	(62)	1,034
Income tax (expense) benefit related to items of other comprehensive income (loss)	(416)	13	(217)
Other comprehensive income (loss), net of income tax	1,561	(49)	817
Comprehensive income (loss)	1,851	208	(306)
Less: Comprehensive income (loss) attributable to noncontrolling interests, net of income tax	1	1	1
Comprehensive income (loss) attributable to Brighthouse Life Insurance Company	$1,850	$207	$(307)

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Equity
For the Years Ended December 31, 2025, 2024 and 2023

(In millions)

Common Stock		Additional Paid-in Capital		Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Brighthouse Life Insurance Company’s Stockholder’s Equity	Noncontrolling Interests	Total Equity
Balance at December 31, 2022	$75		$17,773		$(5,418)	$(5,931)	$6,499		$15	$6,514
Dividends paid to parent			(266)				(266)			(266)
Change in noncontrolling interests							—		(1)	(1)
Net income (loss)					(1,124)		(1,124)		1	(1,123)
Other comprehensive income (loss), net of income tax						817	817			817
Balance at December 31, 2023	75		17,507		(6,542)	(5,114)	5,926		15	5,941
Change in noncontrolling interests							—		(1)	(1)
Net income (loss)					256		256		1	257
Other comprehensive income (loss), net of income tax						(49)	(49)			(49)
Balance at December 31, 2024	75		17,507		(6,286)	(5,163)	6,133		15	6,148
Capital contribution			100				100			100
Change in noncontrolling interests							—		(1)	(1)
Net income (loss)					289		289		1	290
Other comprehensive income (loss), net of income tax						1,561	1,561			1,561
Balance at December 31, 2025	$75		$17,607		$(5,997)	$(3,602)	$8,083		$15	$8,098

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Cash Flows
For the Years Ended December 31, 2025, 2024 and 2023

(In millions)

2025	2024	2023
Cash flows from operating activities
Net income (loss)	$290	$257	$(1,123)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(304)	(301)	(258)
(Gains) losses on investments, net	56	267	227
(Gains) losses on derivatives, net	(1,360)	1,456	2,632
(Income) loss from equity method investments, net of dividends and distributions	(25)	41	76
Interest credited to policyholder account balances	2,161	2,110	1,801
Universal life and investment-type product policy fees	(1,678)	(1,601)	(1,778)
Change in market risk benefits, net	203	(2,089)	(888)
Change in accrued investment income	145	(117)	(212)
Change in premiums, reinsurance and other receivables	(403)	(1,482)	(1,279)
Change in deferred policy acquisition costs and value of business acquired, net	98	113	155
Change in income tax	18	(8)	(380)
Change in other assets	1,094	1,116	1,100
Change in future policy benefits and other policy-related balances	(215)	(316)	(62)
Change in other liabilities	402	377	(18)
Net cash provided by (used in) operating activities	482	(177)	(7)
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	12,445	11,559	5,922
Trading securities	44	—	—
Equity securities	26	46	30
Mortgage loans	2,541	1,518	1,206
Limited partnerships and limited liability companies	570	337	205
Purchases of:
Fixed maturity securities	(11,973)	(11,811)	(8,699)
Trading securities	(199)	—	—
Equity securities	(2)	(3)	(4)
Mortgage loans	(2,163)	(2,374)	(813)
Limited partnerships and limited liability companies	(278)	(299)	(453)
Cash received in connection with freestanding derivatives	16,795	12,453	5,048
Cash paid in connection with freestanding derivatives	(18,258)	(11,856)	(5,422)
Receipts on loans to affiliate	—	—	125
Net change in policy loans	578	(688)	(40)
Net change in short-term investments	513	(572)	(259)
Net change in other invested assets	21	(369)	(109)
Net cash provided by (used in) investing activities	$660	$(2,059)	$(3,263)

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Cash Flows (continued)
For the Years Ended December 31, 2025, 2024 and 2023

(In millions)

2025	2024	2023
Cash flows from financing activities
Policyholder account balances:
Deposits	$19,746	$29,950	$21,514
Withdrawals	(20,899)	(26,287)	(17,641)
Net change in payables for collateral under securities loaned and other transactions	822	214	(887)
Long-term and short-term debt repaid	(2)	(2)	(127)
Dividends paid to parent	—	—	(266)
Capital contribution	100	—	—
Financing element on certain derivative instruments and other derivative related transactions, net	(443)	(211)	91
Other, net	(1)	(1)	(1)
Net cash provided by (used in) financing activities	(677)	3,663	2,683
Change in cash, cash equivalents and restricted cash	465	1,427	(587)
Cash, cash equivalents and restricted cash, beginning of year	4,592	3,165	3,752
Cash, cash equivalents and restricted cash, end of year	$5,057	$4,592	$3,165
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$67	$67	$71
Income tax	$(35)	$—	$—
Non-cash transactions:
Transfer of mortgage loans to affiliates	$43	$—	$—
Transfer of limited partnerships and limited liability companies from affiliates	$43	$—	$—

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting Policies

Business

“BLIC” and the “Company” refer to Brighthouse Life Insurance Company, a Delaware corporation originally incorporated in Connecticut in 1863, and its subsidiaries. Brighthouse Life Insurance Company is a wholly-owned subsidiary of Brighthouse Holdings, LLC (“BH Holdings”) and an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. (“BHF” and, together with its subsidiaries, “Brighthouse Financial”).

BLIC offers a range of annuity and life insurance products to individuals. The Company is organized into the following reportable segments: Annuities; Life; Run-off; and Corporate & Other.

On November 6, 2025, BHF entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Aquarian Holdings VI L.P., a Delaware limited partnership (“Aquarian Parent”), Aquarian Beacon Merger Sub Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Aquarian Parent (“Merger Sub”), and Aquarian Holdings LLC, a Delaware limited liability company, solely for the purpose of certain provisions, pursuant to which, at the closing of the transactions contemplated by the Merger Agreement, Merger Sub will merge with and into BHF, with BHF surviving as a wholly-owned subsidiary of Aquarian Parent (the “Merger”).

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company’s business and operations. Actual results could differ from these estimates.

Consolidation

The accompanying consolidated financial statements include the accounts of Brighthouse Life Insurance Company and its subsidiaries, as well as partnerships and limited liability companies (“LLC”) that the Company controls. Intercompany accounts and transactions have been eliminated.

The Company uses the equity method of accounting for investments in limited partnerships and LLCs when it has more than a minor ownership interest or more than a minor influence over the investee’s operations. The Company generally recognizes its share of the investee’s earnings on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period. When the Company has virtually no influence over the investee’s operations, the investment is carried at fair value.

Summary of Significant Accounting Policies

Insurance Contract Obligations

The Company has obligations under insurance contracts to pay benefits over an extended period of time. The Company establishes liabilities for future obligations under long-duration insurance contracts based on the accounting model appropriate for each type of contract or contract feature. Liabilities for insurance contract benefits are generally accrued over time as revenue is recognized, or established based on the balance that accrues to the contract holder. In addition, certain insurance contracts may contain features that are required to be measured at fair value separately from the base contracts, either as a market risk benefit (“MRB”) or embedded derivative.

The discussion below provides an overview of the different accounting models for insurance contract obligations and the applicability of such models to the Company’s insurance products.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Liability for Future Policy Benefits

The Company establishes a liability for future policy benefits (“LFPB”) for non-participating term and whole life insurance and income annuities. LFPBs are accrued over time as revenue is recognized based on a net premium ratio. The net premium ratio is the portion of gross premiums required to provide for all future benefits. LFPBs are established using the Company’s current assumptions of future cash flows, discounted at a rate that approximates a single A corporate bond curve. The Company generally aggregates insurance contracts into groupings by issue year, product and segment for determining the net premium ratio and related LFPBs.

The Company reviews cash flow assumptions regularly, and if they change significantly, LFPBs are adjusted by determining a revised net premium ratio. The revised net premium ratio is calculated as of contract inception using both actual historical experience and updated future cash flow assumptions. The recalculated net premium ratio is applied to derive a remeasurement gain or loss recognized in the current period net income. For insurance policies in-force as of December 31, 2020, January 1, 2021 is considered the contract inception date. The net premium ratio is also updated quarterly for the difference between actual and expected experience.

The net premium ratio is not updated for changes in discount rate assumptions, as changes in the discount rate are updated quarterly and the impacts are reflected in other comprehensive income (loss) (“OCI”). The discount rate assumption is determined by developing a yield curve based on market observable yields for upper-medium grade fixed income instruments derived from an external index. The yield curve is applied to the expected future cash flows used in the measurement of LFPBs based on the duration characteristics of those liabilities.

The most significant cash flow assumptions used in the establishment of LFPBs are mortality, policy lapses and market interest rates. See Note 3 for more information on the effect of changes in assumptions on the measurement of LFPBs.

The Company also establishes an LFPB for participating term and whole life insurance using a net premium ratio and the Company’s current assumptions of future cash flows. Assumptions are determined at issuance of the policy and are not updated unless a premium deficiency exists. A premium deficiency exists when the LFPB plus the present value of expected future gross premiums are less than expected future benefits and expenses (based on current assumptions). When a premium deficiency exists, the Company will reduce any deferred acquisition costs and may also establish an additional liability to eliminate the deficiency. See Note 3 for more information on assumptions used in establishing LFPBs related to participating term and whole life insurance.

Policyholder Account Balances

The Company establishes a policyholder account balance liability for customer deposits on universal life insurance, universal life insurance with secondary guarantees (“ULSG”) and deferred annuity contracts. The policyholder account balance liability is equal to the sum of deposits, plus interest credited, less charges and withdrawals, excluding the impact of any applicable charge that may be incurred upon surrender. The Company also holds additional liabilities for certain product features including secondary guarantees on universal life insurance contracts and the crediting rates associated with index-linked annuities.

Additional Liabilities for ULSG

The Company establishes a liability in addition to the account balance for ULSG. These liabilities are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the contract period based on total expected assessments. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios. The Company also maintains a liability for profits followed by losses on ULSG determined by projecting future earnings and establishing a liability to offset losses that are expected to occur in later years. Both ULSG liabilities are adjusted for the effects of unrealized investment gains and losses.

The Company reviews cash flow assumptions regularly, and, if they change significantly, the liability for secondary guarantees is adjusted by a cumulative charge or credit to net income. Liabilities for secondary guarantees are presented within future policy benefits with changes in the liabilities reported in policyholder benefits and claims, except for the effects of unrealized investment gains and losses, which are reported in OCI.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The most significant assumptions used in estimating liabilities for secondary guarantees are the general account rate of return, mortality, premium persistency, lapses and withdrawals. See Note 3 for more information on the effect of changes in assumptions on the measurement of liabilities for secondary guarantees.

Market Risk Benefits on Annuity Guarantees

MRBs are contracts or contract features that provide protection to the policyholder from capital markets risks by transferring such risks to the Company. MRBs are required to be separated from the deferred annuity host contract and measured at fair value. The Company establishes MRB assets and liabilities for guaranteed minimum benefits on variable annuity contracts including guaranteed minimum death benefits, guaranteed minimum income benefits (“GMIB”), guaranteed minimum accumulation benefits (“GMAB”) and guaranteed minimum withdrawal benefits (“GMWB”). MRB assets are also established for reinsured benefits related to these guarantees. Certain index-linked annuity products may also have guaranteed minimum benefits classified as MRBs.

The measurement of fair value includes an adjustment for the risk that the Company fails to satisfy its obligations, which is referred to as nonperformance risk, as well as risk margin to capture the non-capital markets risks of the instrument, which represents the additional compensation a market participant would require to assume the risks related to the uncertainties in certain actuarial assumptions. MRBs are measured at estimated fair value, with changes reported in change in MRBs, except for the change due to nonperformance risk, which is reported in OCI.

See Note 4 for more information on the effect of changes in inputs and assumptions on the measurement of MRBs and Note 10 for more information on the determination of fair value of MRBs.

Embedded Derivatives on Index-Linked Annuities

The Company issues, and assumes through reinsurance, index-linked annuities which allow the policyholder to participate in returns from certain specified equity indices. The crediting rates associated with these features are classified as embedded derivatives and measured at estimated fair value, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

Embedded derivative liabilities are required to be separated from the deferred annuity host contract and measured at fair value. The estimated fair value is determined using a combination of an option pricing model and an option-budget approach. Under this approach, the Company estimates the cost of funding the crediting rate using option pricing and establishes that cost on the balance sheet as a reduction to the initial deposit amount. The estimate of fair value includes an adjustment for nonperformance risk, as well as a risk margin.

Actuarial assumptions are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted through net income. Capital market inputs used in the measurement of index-linked crediting rate embedded derivatives are updated quarterly through net income. The reduction to the initial deposit is accreted back up to the initial deposit over the estimated life of the contract. Embedded derivatives related to index-linked annuities are presented within policyholder account balances while changes in the estimated fair value are reported in net derivative gains (losses).

For more information on the determination of estimated fair value of embedded derivatives, see Note 10.

Recognition of Revenues and Deposits on Insurance Contracts

Premiums related to traditional long-duration contracts are recognized as revenues when due from policyholders. When premiums for income annuities are due over a significantly shorter period than the period over which policyholder benefits are incurred, the Company establishes a deferred profit liability (“DPL”) for the excess of the gross premium over the net premium. DPLs are amortized into net income in proportion to the amount of expected future benefit payments. Assumptions used in the measurement of the DPL are updated at the same time as the related LFPBs, with the updated estimates used to recalculate the DPL as of contract inception. The remeasurement gain or loss from updating DPLs is recognized in current period net income along with the related change in LFPBs.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Deposits related to universal life insurance, deferred annuity contracts and investment contracts are credited to policyholder account balances. Revenues from such contracts consist of asset-based investment management fees, cost of insurance (“COI”) charges, risk charges, policy administration fees and surrender charges. These fees, which are included in universal life and investment-type product policy fees, are recognized when assessed to the contract holder, except for non-level insurance charges which are deferred by the establishment of an unearned revenue liability and amortized over the expected life of the contracts.

Premiums and policy fees are presented net of reinsurance.

Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are directly related to the successful acquisition or renewal of insurance contracts are capitalized as deferred policy acquisition costs (“DAC”). These costs mainly consist of commissions and include the portion of employees’ compensation and benefits related to time spent selling, underwriting or processing the issuance of new insurance contracts. All other acquisition-related costs are expensed as incurred.

Value of business acquired (“VOBA”) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity and investment-type contracts in-force as of the acquisition date.

The Company amortizes DAC and VOBA in a manner that approximates a straight-line basis over the expected life of the related contracts. For life insurance contracts, amortization is based on projections of amounts of insurance in-force, while projections of policy counts are used for deferred annuity contracts and expected future benefits payments for income annuities. These assumptions are reviewed at least annually, and if they change significantly, updates are recognized through changes to future amortization. VOBA balances are tested annually to determine if the balance is deemed unrecoverable from expected future profits. All changes in DAC and VOBA balances are recorded to net income.

Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of an existing contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If a modification is considered to have substantially changed the contract, the associated DAC or VOBA is written off immediately through net income and any new acquisition costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

The Company also has intangible assets representing deferred sales inducements (“DSI”), which are included in other assets, and unearned revenue liabilities, which are included in other policy-related balances. The Company defers sales inducements and unearned revenue and amortizes the balances using the same methodology and assumptions used to amortize DAC and VOBA.

Reinsurance

The Company enters into reinsurance arrangements pursuant to which it cedes certain insurance risks to unaffiliated and former related party reinsurers. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The accounting for reinsurance arrangements depends on whether the arrangement provides indemnification against loss or liability relating to insurance risk in accordance with GAAP.

For ceded reinsurance of existing in-force blocks of insurance contracts that transfer significant insurance risk, premiums, benefits and the amortization of DAC are reported net of reinsurance ceded. Amounts recoverable from reinsurers related to incurred claims and ceded reserves are included in premiums, reinsurance and other receivables and amounts payable to reinsurers included in other liabilities.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included in premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. Under certain reinsurance agreements, the Company withholds the funds rather than transferring the underlying investments and, as a result, records a funds withheld liability in other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

Certain funds withheld arrangements may also contain embedded derivatives measured at fair value that are related to the investment return on the assets withheld. Embedded derivatives related to funds withheld arrangements are presented within policyholder account balances on the consolidated balance sheets, with changes in the estimated fair value reported in net derivative gains (losses).

Reinsurance arrangements may also contain features classified as MRBs, including reinsurance of guaranteed minimum benefits associated with variable annuity contracts.

The Company accounts for assumed reinsurance similar to directly written business.

Investments

Net Investment Income and Net Investment Gains (Losses)

Income from investments is reported in net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported in net investment gains (losses), unless otherwise stated herein.

Fixed Maturity Securities Available-For-Sale

Fixed maturity securities classified as available-for-sale are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of OCI, net of policy-related amounts and deferred income taxes. Publicly-traded security transactions are recorded on a trade date basis, while privately-placed and bank loan security transactions are recorded on a settlement date basis. Investment gains and losses on sales are determined on a specific identification basis.

Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts and is based on the estimated economic life of the securities, which for residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) (collectively, “Structured Securities”) considers the estimated timing and amount of prepayments of the underlying loans. The amortization of premium and accretion of discount of fixed maturity securities also takes into consideration call and maturity dates.

Amortization of premium and accretion of discount on Structured Securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed, and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Securities are estimated using inputs obtained from third-party specialists and based on management’s knowledge of the current market. For credit-sensitive Structured Securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other Structured Securities, the effective yield is recalculated on a retrospective basis.

The Company regularly evaluates fixed maturity securities for declines in fair value to determine if a credit loss exists. This evaluation is based on management’s case-by-case evaluation of the underlying reasons for the decline in fair value including, but not limited to, an analysis of the gross unrealized losses by severity and financial condition of the issuer.

For fixed maturity securities in an unrealized loss position, when the Company has the intent to sell the security, or it is more likely than not that the Company will be required to sell the security before recovery, the amortized cost basis of the security is written down to fair value through net investment gains (losses).

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. If the Company determines the decline in estimated fair value is due to credit losses, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an allowance through net investment gains (losses). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the allowance related to other-than-credit factors is recorded in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Trading Securities

Fixed maturity securities classified as trading securities are reported at their estimated fair value. The recognition and measurement of trading securities and related interest income is consistent with the accounting for fixed maturity securities available-for-sale. Realized and unrealized investment gains (losses) are recorded in net investment income.

Mortgage Loans

Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and any deferred fees or expenses, and net of an allowance for credit losses. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts. The allowance for credit losses for mortgage loans represents the Company’s best estimate of expected credit losses over the remaining life of the loans and is determined using relevant available information from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast.

Policy Loans

Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy’s anniversary date. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Limited Partnerships and LLCs

The Company uses the equity method of accounting for investments when it has more than a minor ownership interest or more than a minor influence over the investee’s operations; when the Company has virtually no influence over the investee’s operations the investment is carried at estimated fair value. The Company generally recognizes its share of the equity method investee’s earnings on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period; while distributions on investments carried at estimated fair value are recognized as earned or received.

Short-term Investments

Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. The Company’s short-term investments generally involve large dollar amounts that turn over quickly and have short maturities.

For the years ended December 31, 2025, 2024 and 2023, cash proceeds from sales, maturities and repayments of short-term investments were $2.1 billion, $1.1 billion and $1.1 billion, respectively. For the years ended December 31, 2025, 2024 and 2023, cash payments on purchases of short-term investments were $1.6 billion, $1.7 billion and $1.4 billion, respectively.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Other Invested Assets

Other invested assets consist principally of freestanding derivatives with positive estimated fair values which are described in “— Derivatives” below.

Securities Lending Program

Securities lending transactions whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, in net investment income.

The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received.

Funding Agreements

The Company established liabilities for funding agreements associated with the Company’s institutional spread margin business, which are equal to the unpaid principal balance, adjusted for any unamortized premium or discount. Liabilities related to funding agreements are reported in policyholder account balances.

Derivatives

Freestanding Derivatives

Freestanding derivatives are carried at estimated fair value on the Company’s balance sheet either as assets in other invested assets or as liabilities in other liabilities. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

If a derivative is not designated or did not qualify as an accounting hedge, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

The Company generally reports cash received or paid for a derivative in the investing activity section of the statement of cash flows except for cash flows of certain derivative options with deferred premiums, which are reported in the financing activity section of the statement of cash flows.

Hedge Accounting

The Company primarily designates derivatives as a hedge of a forecasted transaction or a variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge). When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in fair value are recorded in OCI and subsequently reclassified into the statement of operations when the Company’s earnings are affected by the variability in cash flows of the hedged item.

To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative or hedged item expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

When hedge accounting is discontinued the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses). The changes in estimated fair value of derivatives previously recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company’s earnings are affected by the variability in cash flows of the hedged item. When the hedged item matures or is sold, or the forecasted transaction is not probable of occurring, the Company immediately reclassifies any remaining balances in OCI to net derivative gains (losses).

Embedded Derivatives

The Company has index-linked annuities that are directly written or assumed through reinsurance contracts that contain embedded derivatives which are required to be separated from their host contracts and reported as derivatives. Certain funds withheld arrangements associated with reinsurance may also contain embedded derivatives. See “— Insurance Contract Obligations” and “— Reinsurance” for additional information on the accounting policies for embedded derivatives.

Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

In determining the estimated fair value of the Company’s investments, fair values are based on unadjusted quoted prices for identical investments in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical investments, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of investments.

Separate Accounts

Separate accounts underlying the Company’s variable life and annuity contracts are reported at fair value. Assets in separate accounts supporting the contract liabilities are legally insulated from the Company’s general account liabilities. Investments in these separate accounts are directed by the contract holder and all investment performance, net of contract fees and assessments, is passed through to the contract holder. Investment performance and the corresponding amounts credited to contract holders of such separate accounts are offset in the same line on the statements of operations.

Separate accounts that do not pass all investment performance to the contract holder, including those underlying certain index-linked annuities, are combined on a line-by-line basis with the Company’s general account assets, liabilities, revenues and expenses. The accounting for investments in these separate accounts is consistent with the methodologies described herein for similar financial instruments held in the general account.

The Company receives asset-based distribution and service fees from mutual funds available to the variable life and annuity contract holders as investment options in its separate accounts. These fees are recognized in the period in which the related services are performed and are included in other revenues.

Income Tax

The Company’s income tax provision was prepared following the modified separate return method. The modified separate return method applies the Accounting Standards Codification 740 — Income Taxes (“ASC 740”) to the standalone financial statements of each member of the consolidated group as if the member were a separate taxpayer and a standalone enterprise, after providing benefits for losses. The Company’s accounting for income taxes represents management’s best estimate of various events and transactions. Current and deferred income taxes included herein and attributable to periods up until the Company’s separation from MetLife, Inc. (together with its subsidiaries and affiliates, “MetLife”) (“Separation”) have been allocated to the Company in a manner that is systematic, rational and consistent with the asset and liability method prescribed by ASC 740.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including the jurisdiction in which the deferred tax asset was generated, the length of time that carryforward can be utilized in the various taxing jurisdictions, future taxable income exclusive of reversing temporary differences and carryforwards, future reversals of existing taxable temporary differences, taxable income in prior carryback years, tax planning strategies and the nature, frequency, and amount of cumulative financial reporting income and losses in recent years.

The Inflation Reduction Act, which was enacted in 2022, established a 15% corporate alternative minimum tax (“CAMT”) for corporations whose average annual adjusted financial statement income for any consecutive three — tax year period ending after December 31, 2021, and preceding the tax year exceeds $1.0 billion. The Company elects not to consider any future effects resulting from applicability of the CAMT when assessing the valuation allowance for regular deferred tax assets.

The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included in other liabilities and are charged to earnings in the period that such determination is made.

The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

Litigation and Other Loss Contingencies

The Company is a party to or involved in a number of legal disputes, including litigation matters, as well as disputes or other matters involving third parties (e.g., vendors, reinsurers or tax or other authorities), and are subject in the ordinary course to a number of regulatory examinations and investigations. The Company reviews relevant information with respect to litigation and other loss contingencies related to these matters and establishes liabilities when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred.

In matters where it is not probable, but it is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of a reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed.

Other Accounting Policies

Cash and Cash Equivalents

The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Employee Benefit Plans

Brighthouse Services, LLC, an affiliate, sponsors qualified and non-qualified defined contribution plans, and New England Life Insurance Company (“NELICO”), an affiliate, sponsors certain frozen defined benefit pension and postretirement plans. Within its consolidated statement of operations, the Company has included expenses associated with its participants in these plans.

Adoption of New Accounting Pronouncements

Changes to GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of accounting standards updates (“ASU”) to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. Except as noted below, there were no significant ASUs adopted during the year ended December 31, 2025.

In December 2023, the FASB issued new guidance on Income Tax Disclosures (ASU 2023‑09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures). This ASU updates the required income tax disclosures to include disclosure of income taxes paid disaggregated by jurisdiction and greater disaggregation of information in the required rate reconciliation. The Company adopted this guidance during fiscal year 2025 on a retrospective basis.

Future Adoption of New Accounting Pronouncements

In November 2025, the FASB issued new guidance on financial instrument credit losses (ASU 2025‑08, Financial Instruments — Credit Losses (Topic 326): Purchased Loans). Under current GAAP, an allowance for credit losses for assets purchased with credit deterioration is established by grossing up the amortized cost basis of the asset, while the allowance for all other loans is recognized separately as an expense. The ASU expands the population of purchased financial instruments subject to the gross-up approach for determining the allowance for credit losses to include all purchased loans that meet certain criteria. The ASU is effective for annual and interim periods starting with fiscal year 2027. This ASU is required to be adopted prospectively for all loans acquired on or after the effective date. The Company is currently evaluating the impact of this guidance on its financial statements.

In November 2024, the FASB issued new guidance on income statement expense disclosures (ASU 2024‑03, Income Statement — Reporting Comprehensive Income — Expense Disaggregation Disclosures (Subtopic 220‑40): Disaggregation of Income Statement Expenses). This ASU requires public companies to disclose additional disaggregated information about expenses in the notes to financial statements at each interim and annual reporting period. This ASU is effective for fiscal years starting January 1, 2027, and for interim periods starting January 1, 2028. This ASU is required to be adopted prospectively with the option of retrospective application. The Company is currently evaluating the impact of this guidance on its financial statements.

2. Segment Information

The Company is organized into and provides its products and services through the following reportable segments: Annuities; Life; Run-off; and Corporate & Other. The Company’s chief operating decision maker (“CODM”) views and manages the business through these segments.

Annuities

The Annuities segment consists of a variety of variable, fixed, index-linked and income annuities designed to address contract holders’ needs for protected wealth accumulation on a tax-deferred basis, wealth transfer and income security.

Life

The Life segment consists of insurance products, including term, universal, whole and variable life products designed to address policyholders’ needs for financial security and protected wealth transfer, which may be on a tax-advantaged basis.

Run-off

The Run-off segment consists primarily of products that are no longer actively sold and are separately managed, including ULSG, structured settlements, pension risk transfer contracts, certain company-owned life insurance policies and certain funding agreements.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

Corporate & Other

The Corporate & Other segment consists of activities related to funding agreements associated with the Company’s institutional spread margin business, excess capital not allocated to the other segments and interest expense related to the Company’s outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. The Corporate & Other segment also includes long-term care business reinsured through 100% quota share reinsurance agreements.

Financial Measure and Segment Accounting Policies

The Company’s CODM is its Chief Executive Officer (“CEO”). The CEO uses adjusted earnings to evaluate segment performance and facilitate comparisons to industry results. The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by the investor community by highlighting the results of operations and the underlying profitability drivers of the business.

Adjusted earnings, which may be positive or negative, focuses on the Company’s primary businesses by excluding the impact of market volatility, which could distort trends. Adjusted earnings was updated during the first quarter of 2025 in connection with the establishment of a trading portfolio comprised of certain fixed income securities (classified as “trading securities” under GAAP). The Company did not have trading securities prior to the first quarter of 2025.

The following items are excluded from total revenues in calculating adjusted earnings:

•
Net investment gains (losses);
•
Investment gains (losses) on trading securities measured at estimated fair value through net investment income; and
•
Net derivative gains (losses), excluding earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”).

The following items are excluded from total expenses in calculating adjusted earnings:

•
Change in MRBs; and
•
Change in fair value of the crediting rate on experience-rated contracts and market value adjustments on institutional group annuities that are economically offset by gains (losses) on the related trading securities (“Market Value Adjustments”).

The provision for income tax related to adjusted earnings is calculated using the statutory tax rate of 21%, net of impacts related to the dividends received deduction, tax credits and current period non-recurring items.

The segment accounting policies are the same as those used to prepare the Company’s consolidated financial statements, except for the adjustments to calculate adjusted earnings described above. In addition, segment accounting policies include the methods of capital allocation described below.

Segment investment and capitalization targets are based on statutory oriented risk principles and metrics. Segment invested assets backing liabilities are based on net statutory liabilities plus excess capital, with excess capital determined based on statutory risk-based capital (“RBC”) metrics. Assets in excess of those allocated to the Annuities, Life and Run-off segments, if any, are held in the Corporate & Other segment. Segment net investment income reflects the performance of each segment’s respective invested assets.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

The tables below provide information about the Company’s segments, including significant segment expenses, and reconciliations to Net income (loss) attributable to Brighthouse Life Insurance Company.

	Year Ended December 31, 2025
	Annuities	Life		Run-off	Corporate & Other	Total
				(In millions)
Total revenues	$3,230		$933		$1,275	$648	$6,086
Less: Revenues excluded from adjusted earnings (1)	(1,707)		(18)		(257)	91
Less: Segment expenses:
Policyholder benefits and claims	458		667		625	—
Interest credited to policyholder account balances, excluding market value adjustments	1,416		92		236	409
Amortization of DAC and VOBA	514		50		—	—
Interest expense on debt	—		—		—	67
Other expenses (2)	1,032		180		127	203
Less: Provision for income tax expense (benefit)	289		(12)		108	(69)
Less: Net income (loss) attributable to noncontrolling interests	—	—		—		1
Adjusted earnings (loss)	$1,228		$(26)		$436	$(54)	1,584
Adjustments for:
Net investment gains (losses)							(102)
Investment gains (losses) on trading securities							—
Net derivative gains (losses), excluding investment hedge adjustments of $0							(1,789)
Change in market risk benefits							261
Market value adjustments							(8)
Provision for income tax (expense) benefit							343
Net income (loss) attributable to Brighthouse Life Insurance Company							$289
Interest revenue	$3,049		$382		$1,152	$556

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

	Year Ended December 31, 2024
	Annuities	Life		Run-off	Corporate & Other	Total
				(In millions)
Total revenues	$1,500		$898		$995	$580	$3,973
Less: Revenues excluded from adjusted earnings (1)	(3,350)		(20)		(599)	(47)
Less: Segment expenses:
Policyholder benefits and claims	486		548		1,105	—
Interest credited to policyholder account balances, excluding market value adjustments	1,346		85		243	449
Amortization of DAC and VOBA	497		53		—	—
Interest expense on debt	—		—		—	67
Other expenses (2)	1,007		169		165	193
Less: Provision for income tax expense (benefit)	291		12		16	(55)
Less: Net income (loss) attributable to noncontrolling interests	—	—		—		1
Adjusted earnings (loss)	$1,223		$51		$65	$(28)	1,311
Adjustments for:
Net investment gains (losses)							(298)
Investment gains (losses) on trading securities							—
Net derivative gains (losses), excluding investment hedge adjustments of $30							(3,718)
Change in market risk benefits							2,669
Market value adjustments							13
Provision for income tax (expense) benefit							279
Net income (loss) attributable to Brighthouse Life Insurance Company							$256
Interest revenue	$2,850		$420		$1,234	$626

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

	Year Ended December 31, 2023
	Annuities	Life	Run-off	Corporate & Other	Total
			(In millions)
Total revenues	$508		$987	$1,404		$506	$3,405
Less: Revenues excluded from adjusted earnings (1)	(3,932)		(26)	(239)		(70)
Less: Segment expenses:
Policyholder benefits and claims	508		609	1,301		—
Interest credited to policyholder account balances, excluding market value adjustments	1,048		79	274		388
Amortization of DAC and VOBA	507		57	—		—
Interest expense on debt	—		—	—		70
Other expenses (2)	997		182	167		209
Less: Provision for income tax expense (benefit)	257		17	(22)		(50)
Less: Net income (loss) attributable to noncontrolling interests	—	—	—		1
Adjusted earnings (loss)	$1,123		$69	$(77)		$(42)	1,073
Adjustments for:
Net investment gains (losses)							(242)
Investment gains (losses) on trading securities							—
Net derivative gains (losses), excluding investment hedge adjustments of $105							(4,025)
Change in market risk benefits							1,497
Market value adjustments							(12)
Provision for income tax (expense) benefit							585
Net income (loss) attributable to Brighthouse Life Insurance Company							$(1,124)
Interest revenue	$2,558		$391	$1,141		$575
(1)
For each reportable segment, certain revenues are excluded from adjusted earnings (loss), including net investment gains (losses), investment gains (losses) on trading securities and net derivative gains (losses), excluding Investment Hedge Adjustments.
(2)
Other expenses include corporate expense allocations directly attributable to each of the segments.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

Total assets by segment were as follows at:

December 31,
	2025		2024
		(In millions)
Annuities		$164,175		$160,887
Life		21,802		20,821
Run-off		25,470		24,894
Corporate & Other	20,539		21,989
Total		$231,986		$228,591

Total premiums, universal life and investment-type product policy fees and other revenues by major product group were as follows:

	Years Ended December 31,
	2025		2024	2023
			(In millions)
Annuity products		$1,892		$2,001	$1,890
Life insurance products		934		848	1,110
Other products	12			10	7
Total		$2,838		$2,859	$3,007

Substantially all of the Company’s premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

Revenues derived from any individual customer did not exceed 10% of premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2025, 2024 and 2023.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities

Liability for Future Policy Benefits

Information regarding LFPBs for non-participating traditional and limited-payment contracts was as follows:

Years Ended December 31,
2025	2024	2023
Term and Whole Life Insurance	Income Annuities	Structured Settlement and Pension Risk Transfer Annuities	Term and Whole Life Insurance	Income Annuities	Structured Settlement and Pension Risk Transfer Annuities	Term and Whole Life Insurance	Income Annuities	Structured Settlement and Pension Risk Transfer Annuities
(Dollars in millions)
Present value of expected net premiums:
Balance, beginning of year	$2,758	$—	$—	$2,899	$—	$—	$2,804	$—	$—
Beginning balance at original discount rate	3,110	—	—	3,162	—	—	3,146	—	—
Effect of model refinements	3	—	—	4	—	—	—	—	—
Effect of changes in cash flow assumptions	(115)	—	—	146	—	—	206	—	—
Effect of actual variances from expected experience	(46)	—	—	8	—	—	(17)	—	—
Adjusted beginning of year balance	2,952	—	—	3,320	—	—	3,335	—	—
Issuances	14	—	—	67	—	—	93	—	—
Interest accrual	102	—	—	110	—	—	108	—	—
Net premiums collected	(363)	—	—	(387)	—	—	(374)	—	—
Ending balance at original discount rate	2,705	—	—	3,110	—	—	3,162	—	—
Effect of changes in discount rate assumptions	(243)	—	—	(352)	—	—	(263)	—	—
Balance, end of year	$2,462	$—	$—	$2,758	$—	$—	$2,899	$—	$—
Present value of expected future policy benefits:
Balance, beginning of year	$5,245	$3,728	$6,118	$5,385	$3,719	$6,697	$5,172	$3,469	$6,793
Beginning balance at original discount rate	5,908	4,121	6,876	5,905	3,993	7,085	5,816	3,848	7,410
Effect of model refinements	2	—	4	10	—	—	—	—	—
Effect of changes in cash flow assumptions	(128)	18	22	235	(23)	82	296	—	—
Effect of actual variances from expected experience	(73)	(37)	(29)	(5)	—	(10)	(15)	(21)	(47)
Adjusted beginning of year balance	5,709	4,102	6,873	6,145	3,970	7,157	6,097	3,827	7,363
Issuances	14	383	—	72	400	—	99	369	—
Interest accrual	205	156	293	213	148	305	211	139	314
Benefit payments	(482)	(410)	(531)	(522)	(397)	(586)	(502)	(342)	(592)
Ending balance at original discount rate	5,446	4,231	6,635	5,908	4,121	6,876	5,905	3,993	7,085
Effect of changes in discount rate assumptions	(462)	(284)	(626)	(663)	(393)	(758)	(520)	(274)	(388)
Balance, end of year	$4,984	$3,947	$6,009	$5,245	$3,728	$6,118	$5,385	$3,719	$6,697
Net liability for future policy benefits, end of year	$2,522	$3,947	$6,009	$2,487	$3,728	$6,118	$2,486	$3,719	$6,697
Less: Reinsurance recoverable, end of year	15	32	56	19	31	59	24	30	65
Net liability for future policy benefits, after reinsurance recoverable	$2,507	$3,915	$5,953	$2,468	$3,697	$6,059	$2,462	$3,689	$6,632
Weighted-average duration of liability	7.2 years	7.7 years	11.5 years	7.6 years	7.9 years	11.6 years	8.8 years	8.2 years	11.6 years
Weighted-average interest accretion rate	3.90%	4.14%	4.47%	3.92%	4.04%	4.46%	3.91%	3.99%	4.46%
Current discount rate	5.01%	5.14%	5.47%	5.42%	5.48%	5.64%	4.94%	4.95%	5.03%
Gross premiums or assessments recognized during period	$519	$492	$—	$563	$485	$—	$595	$472	$—
Expected future gross premiums, undiscounted	$4,959	$—	$—	$5,714	$—	$—	$5,999	$—	$—
Expected future gross premiums, discounted	$3,738	$—	$—	$4,244	$—	$—	$4,535	$—	$—
Expected future benefit payments, undiscounted	$7,284	$5,896	$12,820	$8,031	$5,759	$13,336	$8,148	$5,616	$13,767
Expected future benefit payments, discounted	$5,446	$4,231	$6,635	$5,908	$4,121	$6,876	$5,905	$3,993	$7,085

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

The measurement of LFPBs can be significantly impacted by changes in assumptions for policyholder behavior. As part of the 2025 and 2024 annual actuarial reviews (“AAR”), the Company updated assumptions regarding mortality and lapses for term participating and non-participating whole life insurance. The impact from changes in assumptions is presented in effect of changes in cash flow assumptions in the table above.

Information regarding the additional insurance liabilities for universal life-type contracts with secondary guarantees was as follows:

	Years Ended December 31,
	2025	2024	2023
		(Dollars in millions)
Balance, beginning of year	$8,986		$7,607	$6,935
Beginning balance before the effect of unrealized gains and losses	9,277		7,784	7,175
Effect of changes in cash flow assumptions	480		895	52
Effect of actual variances from expected experience	133		167	145
Adjusted beginning of year balance	9,890		8,846	7,372
Interest accrual	469		406	357
Net assessments collected	480		446	414
Benefit payments	(541)		(421)	(359)
Ending balance before the effect of unrealized gains and losses	10,298		9,277	7,784
Effect of unrealized gains and losses	(221)		(291)	(177)
Balance, end of year	10,077		8,986	7,607
Less: Reinsurance recoverable, end of year	1,801		1,535	1,438
Net additional liability, after reinsurance recoverable	$8,276		$7,451	$6,169
Weighted-average duration of liability	6.6 years		6.6 years	6.7 years
Weighted-average interest accretion rate	4.95%		4.94%	4.92%
Gross assessments recognized during period	$1,076		$1,083	$1,064

The measurement of liabilities for secondary guarantees can be significantly impacted by changes in assumptions for policyholder behavior, as well as the expected general account rate of return, which is driven by the Company’s assumption for long-term treasury yields. The Company’s practice of projecting treasury yields uses a mean reversion approach that assumes that long-term interest rates are less influenced by short-term fluctuations and are only changed when sustained interim deviations are expected. As part of the 2025 and 2024 AARs, the Company updated assumptions regarding policyholder behavior, including mortality, premium persistency, lapses and withdrawals. In 2025, the Company also increased the long-term general account earned rate, driven by an increase in the mean reversion rate, from 4.00% to 4.50%. The impact from changes in assumptions, excluding the effects on the ULSG liability for profits followed by losses, is presented in effect of changes in cash flow assumptions in the table above.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

A reconciliation of the net LFPBs for non-participating traditional and limited-payment contracts and the additional insurance liabilities for universal life-type contracts with secondary guarantees reported in the preceding rollforward tables to LFPBs on the consolidated balance sheets was as follows at:

	December 31,
	2025	2024
		(In millions)
Liabilities reported in the preceding rollforward tables	$22,555	$21,319
Long-term care insurance (1)	5,203	5,190
ULSG liabilities, including liability for profits followed by losses (2)	57	875
Participating whole life insurance (3)	3,054	2,969
Deferred profit liabilities	452	428
Other	361	304
Total liability for future policy benefits	$31,682	$31,085
(1)
Includes liabilities related to fully reinsured individual long-term care insurance. See Notes 2 and 7.
(2)
The effect of changes in assumptions for ULSG liabilities, including the liability for profits followed by losses was ($1.2) billion for the year ended December 31, 2025.
(3)
Participating whole life insurance uses an interest assumption based on the non-forfeiture interest rate, ranging from 3.5% to 4.0%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts, and also includes a liability for terminal dividends. Participating whole life insurance represented 3% of the Company’s life insurance in-force at both December 31, 2025 and 2024, and 38% and 39% of gross traditional life insurance premiums for the years ended December 31, 2025 and 2024, respectively.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

Policyholder Account Balances

Information regarding policyholder account balances was as follows:

Universal Life Insurance	Variable Annuities (1)	Index-linked Annuities	Fixed Rate Annuities	ULSG	Company- Owned Life Insurance (1)
(Dollars in millions)
Year Ended December 31, 2025
Balance, beginning of year	$2,028	$3,667	$48,605	$14,665	$4,779	$1,166
Premiums and deposits	248	50	8,396	1,225	604	—
Surrenders and withdrawals	(62)	(554)	(7,861)	(2,835)	(29)	—
Benefit payments	(47)	(89)	(365)	(365)	(87)	(10)
Net transfers from (to) separate account	18	107	—	—	—	(524)
Interest credited	89	101	756	562	154	21
Policy charges	(199)	(18)	(39)	—	(960)	(7)
Changes related to embedded derivatives	2	—	3,102	—	—	—
Balance, end of year	$2,077	$3,264	$52,594	$13,252	$4,461	$646
Weighted-average crediting rate (2)	4.35%	2.88%	1.93%	3.97%	3.33%	2.78%
Year Ended December 31, 2024
Balance, beginning of year	$1,980	$4,111	$41,627	$14,672	$5,052	$653
Premiums and deposits	229	73	8,228	1,127	645	—
Surrenders and withdrawals	(56)	(616)	(5,532)	(1,356)	(23)	—
Benefit payments	(46)	(93)	(324)	(345)	(70)	(9)
Net transfers from (to) separate account	32	102	—	—	—	500
Interest credited	82	109	673	567	163	29
Policy charges	(193)	(19)	(23)	—	(988)	(7)
Changes related to embedded derivatives	—	—	3,956	—	—	—
Balance, end of year	$2,028	$3,667	$48,605	$14,665	$4,779	$1,166
Weighted-average crediting rate (2)	4.10%	2.81%	1.79%	3.84%	3.32%	3.63%
Year Ended December 31, 2023
Balance, beginning of year	$2,100	$4,664	$33,897	$14,274	$5,307	$641
Premiums and deposits	210	75	7,183	2,694	660	—
Surrenders and withdrawals	(129)	(647)	(3,732)	(2,405)	(23)	—
Benefit payments	(59)	(101)	(240)	(377)	(85)	(8)
Net transfers from (to) separate account	18	14	—	—	—	1
Interest credited	40	129	445	486	208	28
Policy charges	(200)	(23)	(11)	—	(1,015)	(9)
Changes related to embedded derivatives	—	—	4,085	—	—	—
Balance, end of year	$1,980	$4,111	$41,627	$14,672	$5,052	$653
Weighted-average crediting rate (2)	2.03%	2.91%	1.47%	3.31%	4.02%	4.33%
(1)
Includes liabilities related to separate account products where the contract holder elected a general account investment option.
(2)
Excludes the effects of embedded derivatives related to index-linked crediting rates.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

A reconciliation of policyholder account balances reported in the preceding rollforward table to the liability for policyholder account balances on the consolidated balance sheets was as follows at:

	December 31,
	2025		2024
		(In millions)
Policyholder account balances reported in the preceding rollforward table		$76,294		$74,910
Funding agreements classified as investment contracts		9,502		11,002
Institutional group annuities		569		370
Other investment contract liabilities	809		880
Total policyholder account balances		$87,174		$87,162

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

The balance of account values by range of guaranteed minimum crediting rates and the related range of difference, in basis points, between rates being credited to policyholders and the respective guaranteed minimums was as follows at:

Range of Guaranteed Minimum Crediting Rate	At Guaranteed Minimum	1 to 50 Basis Points Above	51 to 150 Basis Points Above	Greater than 150 Basis Points Above	Total
			(In millions)
December 31, 2025
Annuities (1):
Less than 2.00%	$384	$127		$188	$8,133	$8,832
2.00% to 3.99%	6,155	497		518	327	7,497
Greater than 3.99%	740	—		—	—	740
Total	$7,279	$624		$706	$8,460	$17,069
Life insurance (2) (3):
Less than 2.00%	$—	$—		$—	$413	$413
2.00% to 3.99%	—	476		43	112	631
Greater than 3.99%	969	—		—	—	969
Total	$969	$476		$43	$525	$2,013
ULSG (3):
Less than 2.00%	$—	$—		$—	$—	$—
2.00% to 3.99%	965	1,279		1,496	222	3,962
Greater than 3.99%	484	—		—	—	484
Total	$1,449	$1,279		$1,496	$222	$4,446
December 31, 2024
Annuities (1):
Less than 2.00%	$516	$112		$230	$8,749	$9,607
2.00% to 3.99%	6,633	439		416	334	7,822
Greater than 3.99%	781	—		—	—	781
Total	$7,930	$551		$646	$9,083	$18,210
Life insurance (2) (3):
Less than 2.00%	$—	$—		$—	$308	$308
2.00% to 3.99%	—	471		47	128	646
Greater than 3.99%	1,020	—		—	—	1,020
Total	$1,020	$471		$47	$436	$1,974
ULSG (3):
Less than 2.00%	$—	$—		$—	$—	$—
2.00% to 3.99%	1,052	1,386		1,602	238	4,278
Greater than 3.99%	484	—		—	—	484
Total	$1,536	$1,386		$1,602	$238	$4,762
(1)
Includes policyholder account balances for fixed rate annuities and the fixed account portion of variable annuities.
(2)
Includes policyholder account balances for retained asset accounts, universal life policies and the fixed account portion of universal variable life insurance policies.
(3)
Amounts are gross of policy loans.

See Note 5 for information regarding net amount at risk and cash surrender values.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

Obligations Under Funding Agreements

Institutional Spread Margin Business

Brighthouse Life Insurance Company has issued unsecured fixed and floating rate funding agreements to certain special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. The Company had obligations outstanding under these funding agreements of $4.3 billion and $5.5 billion at December 31, 2025 and 2024, respectively.

Brighthouse Life Insurance Company established a secured funding agreement-backed repurchase agreement program in January 2024. Brighthouse Life Insurance Company may enter into repurchase agreements with bank counterparties and the proceeds of the repurchase agreements are then used by a special purpose entity to purchase funding agreements from Brighthouse Life Insurance Company. The Company had obligations under this program of $500 million at both December 31, 2025 and 2024.

Brighthouse Life Insurance Company has a secured funding agreement program with the Federal Home Loan Bank (“FHLB”) of Atlanta and the Federal Agricultural Mortgage Corporation and its affiliate Farmer Mac Mortgage Securities Corporation (“Farmer Mac”). Funding agreements are issued to FHLB and Farmer Mac in exchange for cash, for which these programs have been granted liens on certain assets, some of which are in their custody to collateralize the Company’s obligations under the funding agreements. Upon any event of default by the Company, the program recovery on the collateral is limited to the amount of the Company’s liabilities to FHLB and Farmer Mac, respectively. The Company had obligations outstanding under these programs of $4.7 billion and $5.0 billion at December 31, 2025 and 2024, respectively.

See Note 8 for information on invested assets pledged as collateral in connection with funding agreements.

4. Market Risk Benefits

Information regarding MRB assets and liabilities associated with variable annuities was as follows:

	Years Ended December 31,
	2025	2024	2023
	(Dollars in millions)
Balance, beginning of year	$7,250	$9,722	$9,997
Balance, beginning of year, before effect of changes in nonperformance risk	5,236	7,348	8,253
Decrements	(198)	(180)	(176)
Effect of changes in future expected assumptions	613	(53)	260
Effect of actual different from expected experience	153	140	186
Effect of changes in interest rates	194	(1,940)	(427)
Effect of changes in fund returns	(1,736)	(973)	(2,203)
Effect of changes in equity index volatility	38	75	(106)
Issuances	(4)	(4)	(7)
Effect of changes in risk margin	(69)	(72)	(34)
Aging of the block and other	1,202	895	1,602
Balance, end of year, before effect of changes in nonperformance risk	5,429	5,236	7,348
Effect of changes in nonperformance risk	1,588	2,014	2,374
Balance, end of year	7,017	7,250	9,722
Less: Reinsurance recoverable, end of year	8	17	43
Balance, end of year, net of reinsurance (1)	$7,009	$7,233	$9,679
Weighted-average attained age of contract holder	74.6 years	73.9 years	73.0 years
(1)
Amounts represent the sum of MRB assets and MRB liabilities presented on the consolidated balance sheets at December 31, 2025, 2024 and 2023, with the exception of $10 million, $21 million and $9 million, respectively, of index‑linked annuity MRBs not included in this table.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

4. Market Risk Benefits (continued)

Market conditions, including, but not limited to, changes in interest rates, equity indices, market volatility and variations in actuarial assumptions, including policyholder behavior, mortality and risk margins related to non-capital markets inputs, as well as changes in nonperformance risk, may result in significant fluctuations in the estimated fair value of the guarantees. As part of the 2025 and 2024 AARs, the Company updated assumptions regarding policyholder behavior, mortality and separate account fund allocations. The impact from changes in assumptions is presented in effect of changes in future expected assumptions in the table above.

5. Separate Accounts

Separate Accounts

Information regarding separate account liabilities was as follows:

Years Ended December 31,
2025				2024			2023
Variable Annuities	Universal Life Insurance	Company- Owned Life Insurance	Variable Annuities	Universal Life Insurance	Company- Owned Life Insurance	Variable Annuities	Universal Life Insurance	Company- Owned Life Insurance
					(In millions)
Balance, beginning of year	$74,483	$2,484	$1,799	$77,086	$2,276	$2,148		$74,845	$1,970	$1,919
Premiums and deposits	974	73	—	828	80	—		762	84	—
Surrenders and withdrawals	(7,885)	(89)	(32)	(7,836)	(80)	(21)		(6,073)	(68)	(20)
Benefit payments	(1,652)	(33)	(35)	(1,511)	(25)	(22)		(1,391)	(18)	(28)
Investment performance	9,628	350	245	8,150	346	251		11,071	405	327
Policy charges	(2,001)	(80)	(63)	(2,109)	(81)	(62)		(2,098)	(78)	(58)
Net transfers from (to) general account	(107)	(18)	524	(102)	(32)	(500)		(14)	(18)	(1)
Other	(24)	—	9	(23)	—	5		(16)	(1)	9
Balance, end of year	$73,416	$2,687	$2,447	$74,483	$2,484	$1,799		$77,086	$2,276	$2,148

A reconciliation of separate account liabilities reported in the preceding rollforward table to the separate account liabilities balance on the consolidated balance sheets was as follows at:

	December 31,
	2025		2024
		(In millions)
Separate account liabilities reported in the preceding rollforward table		$78,550		$78,766
Variable income annuities		249		217
Pension risk transfer annuities	26		23
Total separate account liabilities		$78,825		$79,006

The aggregate estimated fair value of assets, by major investment asset category, supporting separate accounts was as follows at:

	December 31,
	2025	2024
	(In millions)
Equity securities	$78,611	$78,793
Fixed maturity securities	211	207
Cash and cash equivalents	—	2
Other assets	3	4
Total aggregate estimated fair value of assets	$78,825	$79,006

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Separate Accounts (continued)

Net Amount at Risk and Cash Surrender Values

Information regarding the net amount at risk and cash surrender value for insurance products was as follows at:

Universal Life Insurance	Variable Annuities	Index- linked Annuities	Fixed Rate Annuities	ULSG	Company- Owned Life Insurance
(In millions)
December 31, 2025
Account balances reported in the preceding rollforward tables:
Policyholder account balances	$2,077	$3,264	$52,594	$13,252	$4,461	$646
Separate account liabilities	2,687	73,416	—	—	—	2,447
Total account balances	$4,764	$76,680	$52,594	$13,252	$4,461	$3,093
Net amount at risk	$19,904	$11,864	N/A	N/A	$61,647	$2,603
Cash surrender value	$4,553	$76,347	$52,999	$13,275	$4,074	$2,891
December 31, 2024
Account balances reported in the preceding rollforward tables:
Policyholder account balances	$2,028	$3,667	$48,605	$14,665	$4,779	$1,166
Separate account liabilities	2,484	74,483	—	—	—	1,799
Total account balances	$4,512	$78,150	$48,605	$14,665	$4,779	$2,965
Net amount at risk	$20,958	$12,757	N/A	N/A	$63,580	$2,649
Cash surrender value	$4,303	$77,761	$47,013	$14,361	$4,316	$2,134
December 31, 2023
Account balances reported in the preceding rollforward tables:
Policyholder account balances	$1,980	$4,111	$41,627	$14,672	$5,052	$653
Separate account liabilities	2,276	77,086	—	—	—	2,148
Total account balances	$4,256	$81,197	$41,627	$14,672	$5,052	$2,801
Net amount at risk	$22,214	$13,156	N/A	N/A	$65,299	$2,644
Cash surrender value	$4,049	$80,756	$39,270	$14,068	$4,498	$2,579

Products may contain both separate account and general account fund options; accordingly, net amount at risk and cash surrender value reported in the table above relate to the total account balance for each respective product grouping.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

Deferred Policy Acquisition Costs and Value of Business Acquired

See Note 1 for a description of capitalized acquisition costs.

Information regarding DAC and VOBA was as follows:

Variable Annuities	Fixed Rate Annuities	Index-linked Annuities	Term and Whole Life Insurance	Universal Life Insurance
(In millions)
DAC:
Balance at January 1, 2023	$2,414	$107	$1,213	$347	$115
Capitalization	36	14	344	2	13
Amortization	(233)	(11)	(225)	(43)	(9)
Balance at December 31, 2023	2,217	110	1,332	306	119
Capitalization	39	8	373	4	13
Amortization	(216)	(3)	(243)	(39)	(10)
Balance at December 31, 2024	2,040	115	1,462	271	122
Capitalization	46	7	394	(2)	21
Amortization	(205)	(2)	(275)	(38)	(8)
Balance at December 31, 2025	$1,881	$120	$1,581	$231	$135
VOBA:
Balance at January 1, 2023	$341	$65	$—	$5	$35
Amortization	(32)	(6)	—	(1)	(4)
Balance at December 31, 2023	309	59	—	4	31
Amortization	(30)	(4)	—	(1)	(4)
Balance at December 31, 2024	279	55	—	3	27
Amortization	(28)	(4)	—	—	(4)
Balance at December 31, 2025	$251	$51	$—	$3	$23
Total DAC and VOBA:
Balance at December 31, 2025	$2,132	$171	$1,581	$234	$158
Balance at December 31, 2024	$2,319	$170	$1,462	$274	$149
Balance at December 31, 2023	$2,526	$169	$1,332	$310	$150

Deferred Sales Inducements

Information regarding DSI, included in other assets, was as follows:

	December 31,
	2025			2024				2023
Variable Annuities		Fixed Rate Annuities		Variable Annuities		Fixed Rate Annuities	Variable Annuities	Fixed Rate Annuities
					(In millions)
Balance, beginning of year	$189		$6		$209		$8	$233	$9
Capitalization	—		—		1		—	1	—
Amortization	(20)		(1)		(21)		(2)	(25)	(1)
Balance, end of year	$169		$5		$189		$6	$209	$8

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)

Unearned Revenue

Information regarding unearned revenue, included in other policy-related balances, was as follows:

	December 31,
	2025					2024			2023
Universal Life Insurance		ULSG		Variable Annuities	Universal Life Insurance	ULSG	Variable Annuities	Universal Life Insurance	ULSG		Variable Annuities
						(In millions)
Balance, beginning of year	$190		$715		$59	$167	$612	$66		$143		$488	$73
Capitalization	38		154		—	34	166	—		35		174	—
Amortization	(13)	(76)			(6)	(11)	(63)		(7)	(11)		(50)	(7)
Balance, end of year	$215		$793		$53	$190	$715	$59		$167		$612	$66

7. Reinsurance

The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by NELICO, as well as former affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 8.

Annuities and Life

For annuities, the Company reinsures portions of the living and death benefit guarantees issued in connection with certain variable annuities to unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of MRBs on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer. The Company also assumes 100% of the living and death benefit guarantees issued in connection with certain variable annuities issued by NELICO. The Company cedes certain fixed rate annuities to unaffiliated third-party reinsurers and assumes certain index-linked annuities from an unaffiliated third-party insurer. These reinsurance arrangements are structured on a coinsurance basis and are reported as deposit accounting.

For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case-by-case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company also reinsures 90% of the risk associated with participating whole life policies to a former affiliate and assumes certain term life policies and universal life policies with secondary death benefit guarantees issued by a former affiliate. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

Corporate & Other

The Company reinsures, through 100% quota share reinsurance agreements, certain run-off long-term care and workers’ compensation business written by the Company. At December 31, 2025, the Company had $5.5 billion of reinsurance recoverables associated with its reinsured long-term care business. The reinsurer has established trust accounts for the Company’s benefit to secure their obligations under the reinsurance agreements. Additionally, the Company is indemnified for losses and certain other payment obligations it might incur with respect to such reinsured long-term care insurance business.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Reinsurance (continued)

Catastrophe Coverage

The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company’s results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

Reinsurance Recoverables

The Company reinsures its business through a diversified group of primarily highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers and monitors ratings and the financial strength of its reinsurers. In addition, the reinsurance recoverable balance due from each reinsurer and the recoverability of such balance is evaluated as part of this overall monitoring process.

The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2025 and 2024 were not significant. The Company had $6.3 billion and $6.1 billion of unsecured reinsurance recoverable balances with third-party reinsurers at December 31, 2025 and 2024, respectively.

The Company records an allowance for credit losses which is a valuation account that reduces reinsurance recoverable balances to present the net amount expected to be collected from reinsurers. When assessing the creditworthiness of the Company’s reinsurance recoverable balances, beyond the analysis of individual claims disputes, the Company considers the financial strength of its reinsurers using public ratings and ratings reports, current existing credit enhancements to reinsurance agreements and the statutory and GAAP financial statements of the reinsurers. Impairments are then determined based on probable and estimable defaults. The Company had an allowance for credit losses of $3 million on its reinsurance recoverable balances at both December 31, 2025 and 2024.

At December 31, 2025, the Company had $19.6 billion of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $16.4 billion, or 84%, were with the Company’s five largest ceded reinsurers, including $3.8 billion of net ceded reinsurance recoverables which were unsecured. At December 31, 2024, the Company had $19.6 billion of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $16.9 billion, or 86%, were with the Company’s five largest ceded reinsurers, including $4.3 billion of net ceded reinsurance recoverables which were unsecured.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Reinsurance (continued)

The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

Years Ended December 31,
2025	2024	2023
(In millions)
Premiums
Direct premiums	$1,235	$1,367	$1,458
Reinsurance assumed	18	20	20
Reinsurance ceded	(571)	(628)	(667)
Net premiums	$682	$759	$811
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$2,376	$2,440	$2,402
Reinsurance assumed	51	52	48
Reinsurance ceded	(749)	(891)	(672)
Net universal life and investment-type product policy fees	$1,678	$1,601	$1,778
Other revenues
Direct other revenues	$201	$209	$202
Reinsurance assumed	3	4	3
Reinsurance ceded	274	286	213
Net other revenues	$478	$499	$418
Policyholder benefits and claims
Direct policyholder benefits and claims	$3,639	$3,772	$3,608
Reinsurance assumed	122	94	123
Reinsurance ceded	(2,011)	(1,727)	(1,313)
Net policyholder benefits and claims	$1,750	$2,139	$2,418
Change in market risk benefits
Direct change in market risk benefits	$(252)	$(2,597)	$(1,436)
Reinsurance assumed	(22)	(105)	(92)
Reinsurance ceded	13	33	31
Net change in market risk benefits	$(261)	$(2,669)	$(1,497)
Other expenses
Direct other expenses	$1,601	$1,572	$1,625
Reinsurance assumed	11	21	25
Reinsurance ceded	(3)	8	(25)
Net other expenses	$1,609	$1,601	$1,625

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Reinsurance (continued)

The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

December 31,
2025						2024
Direct	Assumed	Ceded	Total Balance Sheet	Direct	Assumed	Ceded	Total Balance Sheet
				(In millions)
Assets
Premiums, reinsurance and other receivables (net of allowance for credit losses)	$264	$29	$20,945	$21,238	$340	$32	$20,437	$20,809
Market risk benefit assets	$1,052	$—	$8	$1,060	$1,075	$—	$17	$1,092
Liabilities
Future policy benefits	$31,511	$171	$—	$31,682	$30,925	$160	$—	$31,085
Policyholder account balances	$83,760	$3,414	$—	$87,174	$83,019	$4,143	$—	$87,162
Market risk benefit liabilities	$7,864	$215	$—	$8,079	$8,095	$251	$—	$8,346
Other policy-related balances	$2,180	$1,535	$—	$3,715	$2,109	$1,568	$—	$3,677
Other liabilities	$6,707	$(5)	$2,183	$8,885	$6,774	$9	$1,677	$8,460

Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $7.9 billion and $8.4 billion at December 31, 2025 and 2024, respectively. The deposit liabilities on reinsurance were $3.3 billion and $3.9 billion at December 31, 2025 and 2024, respectively.

Related Party Reinsurance Transactions

Information regarding the significant effects of assumed reinsurance with NELICO included on the consolidated statements of operations was as follows:

	Years Ended December 31,
	2025	2024	2023
		(In millions)
Premiums		$9	$8	$6
Universal life and investment-type product policy fees		$(1)	$(1)	$(1)
Other revenues		$1	$1	$1
Policyholder benefits and claims		$16	$14	$39
Change in market risk benefits		$(19)	$(112)	$(92)
Other expenses		$(11)	$(3)	$—

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Reinsurance (continued)

Information regarding the significant effects of assumed reinsurance with NELICO included on the consolidated balance sheets was as follows at:

December 31,
2025	2024
(In millions)
Assets
Premiums, reinsurance and other receivables (net of allowance for credit losses)	$31	$32
Liabilities
Future policy benefits	$59	$51
Market risk benefit liabilities	$201	$235
Other policy-related balances	$18	$14
Other liabilities	$(21)	$(16)

Related party reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. There were no deposit assets on related party reinsurance at both December 31, 2025 and 2024. The deposit liabilities on related party reinsurance were $81 million and $97 million at December 31, 2025 and 2024, respectively.

8. Investments

See Note 1 for a description of the Company’s accounting policies for investments and Note 10 for information about the fair value hierarchy for investments and the related valuation methodologies.

Fixed Maturity Securities Available-For-Sale

Fixed Maturity Securities by Sector

Fixed maturity securities by sector were as follows at:

	December 31, 2025						December 31, 2024
Amortized		Allowance for Credit	Gross Unrealized		Estimated Fair	Amortized		Allowance for Credit	Gross Unrealized		Estimated Fair
Cost		Losses	Gains	Losses	Value	Cost	Losses	Gains	Losses	Value
						(In millions)
U.S. corporate	$41,030	$27		$437	$3,031	$38,409	$40,437	$47		$212	$3,865	$36,737
Foreign corporate	12,311	31		145	991	11,434	13,203	26		53	1,468	11,762
RMBS	8,967	3		83	571	8,476	8,056	4		45	867	7,230
U.S. government and agency	6,942	—		104	601	6,445	7,112	—		39	691	6,460
ABS	6,054	—		33	56	6,031	6,348	—		33	75	6,306
CMBS	6,009	1		14	222	5,800	6,702	2		7	415	6,292
State and political subdivision	3,620	—		100	297	3,423	3,671	—		78	367	3,382
Foreign government	974	—		35	67	942	1,036	—		24	100	960
Total fixed maturity securities	$85,907	$62		$951	$5,836	$80,960	$86,565	$79		$491	$7,848	$79,129

The Company held non-income producing fixed maturity securities with an estimated fair value of $14 million and $30 million at December 31, 2025 and 2024, respectively.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Maturities of Fixed Maturity Securities

The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2025:

Due in One Year or Less		Due After One Year Through Five Years		Due After Five Years Through Ten Years	Due After Ten Years	Structured Securities	Total Fixed Maturity Securities
					(In millions)
Amortized cost	$4,873		$19,360		$13,015	$27,629	$21,030	$85,907
Estimated fair value	$4,848		$19,128		$12,647	$24,030	$20,307	$80,960

Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured Securities are shown separately, as they are not due at a single maturity.

Continuous Gross Unrealized Losses for Fixed Maturity Securities by Sector

The estimated fair value and gross unrealized losses of fixed maturity securities in an unrealized loss position, by sector and by length of time that the securities have been in a continuous unrealized loss position, were as follows at:

	December 31, 2025					December 31, 2024
	Less than 12 Months			12 Months or Greater		Less than 12 Months		12 Months or Greater
Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
(Dollars in millions)
U.S. corporate	$4,126	$394	$18,777	$2,637	$10,758	$719	$17,329	$3,146
Foreign corporate	1,380	179	5,203	812	3,269	351	5,502	1,117
RMBS	822	48	4,338	523	1,227	82	4,624	785
U.S. government and agency	587	10	2,229	591	2,384	116	1,858	575
ABS	513	2	749	54	717	10	1,076	65
CMBS	323	3	4,227	219	1,326	90	4,338	325
State and political subdivision	251	7	1,777	290	871	63	1,435	304
Foreign government	54	5	560	62	273	29	433	71
Total fixed maturity securities	$8,056	$648	$37,860	$5,188	$20,825	$1,460	$36,595	$6,388
Total number of securities in an unrealized loss position	1,313		5,035		3,356		5,195

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Allowance for Credit Losses for Fixed Maturity Securities

Evaluation and Measurement Methodologies

For fixed maturity securities in an unrealized loss position, management first assesses whether the Company intends to sell, or whether it is more likely than not it will be required to sell the security before recovery of its amortized cost basis. If either of the criteria regarding intent or requirement to sell is met, the security’s amortized cost basis is written down to estimated fair value through net investment gains (losses). For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors.

Inherent in management’s evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the allowance for credit loss evaluation process include, but are not limited to: (i) the extent to which estimated fair value is less than amortized cost; (ii) any changes to the rating of the security by a rating agency; (iii) adverse conditions specifically related to the security, industry or geographic area; and (iv) payment structure of the fixed maturity security and the likelihood of the issuer being able to make payments in the future or the issuer’s failure to make scheduled interest and principal payments. If this assessment indicates that a credit loss exists, the present value of cash flows expected to be collected from the security are compared to the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss is deemed to exist and an allowance for credit losses is recorded, limited by the amount that the estimated fair value is less than the amortized cost basis, with a corresponding charge to net investment gains (losses). Any unrealized losses that have not been recorded through an allowance for credit losses are recognized in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Accrued interest receivables are presented separate from the amortized cost basis of fixed maturity securities. An allowance for credit losses is not estimated on an accrued interest receivable, rather receivable balances 90-days past due are deemed uncollectible and are written off with a corresponding reduction to net investment income. The accrued interest receivable on fixed maturity securities totaled $663 million and $665 million at December 31, 2025 and 2024, respectively, and is included in accrued investment income.

Fixed maturity securities are also evaluated to determine if they qualify as purchased financial assets with credit deterioration (“PCD”). To determine if the credit deterioration experienced since origination is more than insignificant, both (i) the extent of the credit deterioration and (ii) any rating agency downgrades are evaluated. For securities categorized as PCD assets, the present value of cash flows expected to be collected from the security are compared to the par value of the security. If the present value of cash flows expected to be collected is less than the par value, credit losses are embedded in the purchase price of the PCD asset. In this situation, both an allowance for credit losses and amortized cost gross-up is recorded, limited by the amount that the estimated fair value is less than the grossed-up amortized cost basis. Any difference between the purchase price and the present value of cash flows is amortized or accreted into net investment income over the life of the PCD asset. Any subsequent PCD asset allowance for credit losses is evaluated in a manner similar to the process described above for fixed maturity securities.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Current Period Evaluation

Based on the Company’s current evaluation of its fixed maturity securities in an unrealized loss position and the current intent or requirement to sell, the Company recorded an allowance for credit losses of $62 million, relating to 19 securities, at December 31, 2025. Management concluded that for all other fixed maturity securities in an unrealized loss position, the unrealized loss was not due to issuer-specific credit-related factors and as a result was recognized in OCI. Where unrealized losses have not been recognized into income, it is primarily because the securities’ bond issuer(s) are of high credit quality, management does not intend to sell and it is likely that management will not be required to sell the securities prior to their anticipated recovery, and the decline in estimated fair value is largely due to changes in interest rates and non-issuer specific credit spreads. These issuers continued to make timely principal and interest payments and the estimated fair value is expected to recover as the securities approach maturity.

Rollforward of the Allowance for Credit Losses for Fixed Maturity Securities by Sector

The changes in the allowance for credit losses for fixed maturity securities by sector were as follows:

U.S. Corporate		Foreign Corporate	RMBS	CMBS	Total
			(In millions)
Balance at December 31, 2023	$15	$—		$4	$2	$21
Allowance on securities where credit losses were not previously recorded	29	26		1	—	56
Reductions for securities sold	—	—		—	—	—
Change in allowance on securities with an allowance recorded in a previous period	3	—		(1)	—	2
Write-offs charged against allowance (1)	—	—		—	—	—
Balance at December 31, 2024	47	26		4	2	79
Allowance on securities where credit losses were not previously recorded	4	—		—	—	4
Reductions for securities sold	(4)	—		—	(1)	(5)
Change in allowance on securities with an allowance recorded in a previous period	7	5		(1)	—	11
Write-offs charged against allowance (1)	(27)	—		—	—	(27)
Balance at December 31, 2025	$27	$31		$3	$1	$62
(1)
The Company recorded total write-offs of $33 million and $12 million for the years ended December 31, 2025 and 2024, respectively.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Mortgage Loans

Mortgage Loans by Portfolio Segment

Mortgage loans are summarized as follows at:

	December 31,
	2025		2024
	Carrying Value	% of Total	Carrying Value		% of Total
		(Dollars in millions)
Commercial	$12,319	54.2%		$13,326		57.3%
Agricultural	4,631	20.4		4,563		19.6
Residential	5,976	26.3		5,543		23.8
Total mortgage loans (1)	22,926	100.9		23,432		100.7
Allowance for credit losses	(200)	(0.9)		(178)		(0.7)
Total mortgage loans, net	$22,726	100.0%		$23,254		100.0%
(1)
Purchases of mortgage loans from third parties were $1.2 billion and $1.0 billion for the years ended December 31, 2025 and 2024, respectively, and were primarily comprised of residential mortgage loans.

Allowance for Credit Losses for Mortgage Loans

Evaluation and Measurement Methodologies

The allowance for credit losses is a valuation account that is deducted from the mortgage loan’s amortized cost basis to present the net amount expected to be collected on the mortgage loan. The loan balance, or a portion of the loan balance, is written-off against the allowance when management believes this amount is uncollectible.

Accrued interest receivables are presented separate from the amortized cost basis of mortgage loans. An allowance for credit losses is generally not estimated on an accrued interest receivable, rather when a loan is placed in nonaccrual status the associated accrued interest receivable balance is written off with a corresponding reduction to net investment income. The accrued interest receivable on mortgage loans is included in accrued investment income and totaled $132 million at both December 31, 2025 and 2024.

The allowance for credit losses is estimated using relevant available information, from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast. Historical credit loss experience provides the basis for estimating expected credit losses. Adjustments to historical loss information are made for differences in current loan-specific risk characteristics and environmental conditions. A reasonable and supportable forecast period of two years is used with an input reversion period of one year.

Mortgage loans are evaluated in each of the three portfolio segments to determine the allowance for credit losses. The loan-level loss rates are determined using individual loan terms and characteristics, risk pools/internal ratings, national economic forecasts, prepayment speeds, and estimated default and loss severity. The resulting loss rates are applied to the mortgage loan’s amortized cost to generate an allowance for credit losses. In certain situations, the allowance for credit losses is measured as the difference between the loan’s amortized cost and liquidation value of the collateral. These situations include collateral dependent loans, modifications, foreclosure probable loans, and loans with dissimilar risk characteristics.

Mortgage loans are also evaluated to determine if they qualify as PCD assets. To determine if the credit deterioration experienced since origination is more than insignificant, the extent of credit deterioration is evaluated. All re-performing/modified loan (“RPL”) pools purchased after December 31, 2019 are determined to have been acquired with evidence of more than insignificant credit deterioration since origination and are classified as PCD assets. RPLs are pools of residential mortgage loans acquired at a discount or premium which have both credit and non-credit components.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

For PCD mortgage loans, the allowance for credit losses is determined using a similar methodology described above, except the loss-rate is determined at the pool level instead of the individual loan level. The initial allowance for credit losses, determined on a collective basis, is then allocated to the individual loans. The initial amortized cost of the loan is grossed-up to reflect the sum of the loan’s purchase price and allowance for credit losses. The difference between the grossed-up amortized cost basis and the par value of the loan is a non-credit discount or premium, which is accreted or amortized into net investment income over the remaining life of the loan. Any subsequent PCD mortgage loan allowance for credit losses is evaluated in a manner similar to the process described above for each of the three portfolio segments.

Rollforward of the Allowance for Credit Losses for Mortgage Loans by Portfolio Segment

The changes in the allowance for credit losses by portfolio segment were as follows:

Commercial		Agricultural	Residential	Total
		(In millions)
Balance at December 31, 2023	$69	$19		$49	$137
Current period provision	50	11		(7)	54
Charge-offs, net of recoveries	(13)	—		—	(13)
Balance at December 31, 2024	106	30		42	178
Current period provision	76	2		4	82
Charge-offs, net of recoveries	(48)	(12)		—	(60)
Balance at December 31, 2025	$134	$20		$46	$200

Credit Quality of Mortgage Loans by Portfolio Segment

The amortized cost of mortgage loans by year of origination and credit quality indicator was as follows at:

	2025	2024	2023	2022	2021	Prior	Total
					(In millions)
December 31, 2025
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$423		$668	$157	$483	$1,713		$2,903	$6,347
65% to 75%	262		180	—	583	651		717	2,393
76% to 80%	9		—	—	205	287		605	1,106
Greater than 80%	36		—	—	661	244		1,532	2,473
Total commercial mortgage loans	730		848	157	1,932	2,895		5,757	12,319
Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	415		341	190	558	1,048		1,798	4,350
65% to 75%	43		—	17	97	100		18	275
76% to 80%	—		—	—	—	—		3	3
Greater than 80%	—		—	—	—	3		—	3
Total agricultural mortgage loans	458		341	207	655	1,151		1,819	4,631
Residential mortgage loans
Performing	873		622	168	1,146	1,505		1,554	5,868
Nonperforming	—		—	—	45	22		41	108
Total residential mortgage loans	873		622	168	1,191	1,527		1,595	5,976
Total	$2,061		$1,811	$532	$3,778	$5,573		$9,171	$22,926

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

	2024	2023	2022	2021	2020	Prior	Total
					(In millions)
December 31, 2024
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$640		$199	$279		$1,850	$196	$2,844	$6,008
65% to 75%	208		—	1,022		713	62	1,171	3,176
76% to 80%	—		—	117		201	174	601	1,093
Greater than 80%	—		—	972		388	—	1,689	3,049
Total commercial mortgage loans	848		199	2,390		3,152	432	6,305	13,326
Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	408		203	594		1,073	400	1,632	4,310
65% to 75%	—		18	80		113	6	19	236
76% to 80%	—		—	—		—	1	—	1
Greater than 80%	—		—	—		—	—	16	16
Total agricultural mortgage loans	408		221	674		1,186	407	1,667	4,563
Residential mortgage loans
Performing	586		222	1,268		1,640	146	1,563	5,425
Nonperforming	1		—	44		21	1	51	118
Total residential mortgage loans	587		222	1,312		1,661	147	1,614	5,543
Total	$1,843		$642	$4,376		$5,999	$986	$9,586	$23,432

The loan-to-value ratio is a measure commonly used to assess the quality of commercial and agricultural mortgage loans. The loan-to-value ratio compares the amount of the loan to the estimated fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. Performing status is a measure commonly used to assess the quality of residential mortgage loans. A loan is considered performing when the borrower makes consistent and timely payments.

The amortized cost of commercial mortgage loans by debt-service coverage ratio was as follows at:

December 31,
2025	2024
	Amortized Cost	% of Total	Amortized Cost	% of Total
			(Dollars in millions)
Debt-service coverage ratios:
Greater than 1.20x	$11,154		90.5%	$12,029	90.3%
1.00x - 1.20x	738		6.0	801	6.0
Less than 1.00x	427		3.5	496	3.7
Total	$12,319	100.0%		$13,326	100.0%

The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios less than 1.00 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt-service coverage ratio greater than 1.00 times indicates an excess of net operating income over the debt-service payments.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Past Due Mortgage Loans by Portfolio Segment

The Company has a high-quality, well-performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2025 and 2024. Delinquency is defined consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans — 60 days; and agricultural mortgage loans — 90 days.

The aging of the amortized cost of past due mortgage loans by portfolio segment was as follows at:

	December 31,
	2025					2024
Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total
					(In millions)
Current	$12,212	$4,623	$5,865	$22,700	$13,206	$4,538	$5,423	$23,167
30‑59 days past due	47	—	3	50	—	—	2	2
60‑89 days past due	—	—	31	31	—	—	36	36
90‑179 days past due	49	—	28	77	21	9	36	66
180+ days past due	11	8	49	68	99	16	46	161
Total	$12,319	$4,631	$5,976	$22,926	$13,326	$4,563	$5,543	$23,432

Mortgage Loans in Nonaccrual Status by Portfolio Segment

Mortgage loans are placed in a nonaccrual status if there are concerns regarding collectability of future payments or the loan is past due, unless the past due loan is well collateralized.

The amortized cost of mortgage loans in a nonaccrual status by portfolio segment was as follows at:

Commercial		Agricultural		Residential (1)	Total
			(In millions)
December 31, 2025	$220		$5		$108	$333
December 31, 2024	$120		$25		$118	$263
(1)
The Company had $54 million and $3 million of mortgage loans in nonaccrual status for which there was no related allowance for credit losses at December 31, 2025 and 2024, respectively.

Current period investment income on mortgage loans in nonaccrual status was $9 million and $6 million for the years ended December 31, 2025 and 2024, respectively.

Modified Mortgage Loans by Portfolio Segment

Under certain circumstances, modifications are granted to mortgage loans. Generally, the types of concessions may include interest rate reduction, term extension, principal forgiveness, or a combination of all three.

The Company did not have a significant amount of commercial mortgage loans modified during the year ended December 31, 2025. The Company had $386 million of commercial mortgage loans modified under a term extension which represented 2% of the carrying value of total mortgage loans at December 31, 2024. The Company did not have a significant amount of agricultural and residential mortgage loans modified during both years ended December 31, 2025 and 2024.

Other Invested Assets

Over 75% of other invested assets is comprised of freestanding derivatives with positive estimated fair values. See Note 9 for information about freestanding derivatives with positive estimated fair values. Other invested assets also includes the Company’s investment in company-owned life insurance, FHLB stock, leveraged leases and tax credit and renewable energy partnerships.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Leveraged Leases

The carrying value of leveraged leases was $60 million at both December 31, 2025 and 2024. The allowance for credit losses was less than $1 million at both December 31, 2025 and 2024. Rental receivables are generally due in periodic installments. The payment periods for leveraged leases generally range from one to seven years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. Nonperforming rental receivables are generally defined as those that are 90 days or more past due. At both December 31, 2025 and 2024, all leveraged leases were performing.

Net Unrealized Investment Gains (Losses)

Unrealized investment gains (losses) on fixed maturity securities, and the effect on future policy benefits that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in accumulated other comprehensive income (loss) (“AOCI”).

The components of net unrealized investment gains (losses), included in AOCI, were as follows at:

	Years Ended December 31,
	2025	2024	2023
		(In millions)
Fixed maturity securities	$(4,885)	$(7,357)	$(6,023)
Derivatives	219	460	344
Other	(8)	(7)	(7)
Subtotal	(4,674)	(6,904)	(5,686)
Amounts allocated from:
Future policy benefits	571	977	696
Deferred income tax benefit (expense)	862	1,245	1,048
Net unrealized investment gains (losses)	$(3,241)	$(4,682)	$(3,942)

The changes in net unrealized investment gains (losses) were as follows:

	Years Ended December 31,
	2025	2024	2023
			(In millions)
Balance at January 1,		$(4,682)	$(3,942)	$(5,545)
Unrealized investment gains (losses) during the year		2,230	(1,218)	2,325
Unrealized investment gains (losses) relating to:
Future policy benefits		(406)	281	(296)
Deferred income tax benefit (expense)	(383)		197	(426)
Balance at December 31,		$(3,241)	$(4,682)	$(3,942)
Change in net unrealized investment gains (losses)		$1,441	$(740)	$1,603

Concentrations of Credit Risk

There were no investments in any counterparty that were greater than 10% of the Company’s equity, other than the U.S. government and its agencies, at both December 31, 2025 and 2024.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Securities Lending

Elements of the securities lending program are presented below at:

	December 31,
	2025		2024
		(In millions)
Securities on loan: (1)
Amortized cost		$3,550		$3,582
Estimated fair value		$3,141		$3,127
Cash collateral received from counterparties (2)		$3,225		$3,210
Reinvestment portfolio — estimated fair value		$3,352		$3,217
(1)
Included in fixed maturity securities.
(2)
Included in payables for collateral under securities loaned and other transactions.

The cash collateral liability by loaned security type and remaining tenor of the agreements were as follows at:

	December 31, 2025					December 31, 2024
	Open (1)	1 Month or Less	1 to 6 Months	Total	Open (1)	1 Month or Less	1 to 6 Months	Total
					(In millions)
U.S. government and agency	$417	$663		$1,777	$2,857	$490	$1,467		$886	$2,843
U.S. corporate	48	256		—	304	—	248		—	248
Foreign corporate	15	47		—	62	—	105		—	105
Foreign government	—	2		—	2	—	14		—	14
Total	$480	$968		$1,777	$3,225	$490	$1,834		$886	$3,210
(1)
The related loaned security could be returned to the Company on the next business day which would require the Company to immediately return the cash collateral.

If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized in normal market conditions, or both. The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2025 was $466 million, primarily comprised of U.S. government and agency securities which, if put back to the Company, could be immediately sold to satisfy the cash requirement.

The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including agency RMBS, ABS, U.S. government and agency securities, U.S. and foreign corporate securities, non-agency RMBS and CMBS) with 50% invested in agency RMBS, U.S. government and agency securities and cash and cash equivalents at December 31, 2025. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities on loan are put back to the Company.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Invested Assets on Deposit, Held in Trust and Pledged as Collateral

Invested assets on deposit, held in trust and pledged as collateral at estimated fair value were as follows at:

	December 31,
	2025		2024
		(In millions)
Invested assets on deposit (regulatory deposits) (1)		$6,570		$6,246
Invested assets held in trust (reinsurance agreements) (2)		7,268		8,226
Invested assets pledged as collateral (3)	10,794		12,471
Total invested assets on deposit, held in trust and pledged as collateral		$24,632		$26,943
(1)
The Company has assets, primarily fixed maturity securities, on deposit with governmental authorities relating to certain policyholder liabilities, of which $126 million and $68 million of the assets on deposit represents restricted cash and cash equivalents at December 31, 2025 and 2024, respectively.
(2)
The Company has assets, primarily fixed maturity securities, held in trust relating to certain reinsurance transactions, of which $328 million and $332 million of the assets held in trust balance represents restricted cash and cash equivalents at December 31, 2025 and 2024, respectively.
(3)
The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3) and derivative transactions (see Note 9).

See “— Securities Lending” for information regarding securities on loan. In addition, the Company’s investment in FHLB common stock, which is considered restricted until redeemed by the issuer, was $218 million and $222 million at redemption value at December 31, 2025 and 2024, respectively.

Collectively Significant Equity Method Investments

The Company holds investments in limited partnerships and LLCs consisting of leveraged buy-out funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $4.7 billion at December 31, 2025. The Company’s maximum exposure to loss related to these equity method investments is the carrying value of these investments plus unfunded commitments of $1.1 billion at December 31, 2025. The Company’s investments in limited partnerships and LLCs are generally of a passive nature in that the Company does not participate in the management of the entities.

As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company’s consolidated pre-tax income (loss) for each of the years ended December 31, 2025, 2024 and 2023. This aggregated summarized financial data does not represent the Company’s proportionate share of the assets, liabilities or earnings of such entities.

The aggregated summarized financial data presented below reflects the latest available financial information and is as of and for the years ended December 31, 2025, 2024 and 2023. Aggregate total assets of these entities totaled $822.2 billion and $903.8 billion at December 31, 2025 and 2024, respectively. Aggregate total liabilities of these entities totaled $76.2 billion and $78.5 billion at December 31, 2025 and 2024, respectively. Aggregate net income (loss) of these entities totaled $53.1 billion, $60.1 billion and $24.8 billion for the years ended December 31, 2025, 2024 and 2023, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Variable Interest Entities

A variable interest entity (“VIE”) is a legal entity that does not have sufficient equity at risk to finance its activities or is structured such that equity investors lack the ability to make significant decisions relating to the entity’s operations through voting rights or do not substantively participate in the gains and losses of the entity.

The Company enters into various arrangements with VIEs in the normal course of business and has invested in legal entities that are VIEs. VIEs are consolidated when it is determined that the Company is the primary beneficiary. A primary beneficiary is the variable interest holder in a VIE with both (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and (ii) the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. In addition, the evaluation of whether a legal entity is a VIE and if the Company is a primary beneficiary includes a review of the capital structure of the VIE, the related contractual relationships and terms, the nature of the operations and purpose of the VIE, the nature of the VIE interests issued and the Company’s involvement with the entity.

There were no material VIEs for which the Company has concluded that it is the primary beneficiary at either December 31, 2025 or 2024.

The carrying amount and maximum exposure to loss related to the VIEs for which the Company has concluded that it holds a variable interest, but is not the primary beneficiary, were as follows at:

	December 31,
	2025			2024
	Carrying Amount		Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
				(In millions)
Fixed maturity securities		$13,020	$13,614		$14,248	$15,330
Limited partnerships and LLCs	4,275		5,231		4,223	5,265
Total		$17,295	$18,845		$18,471	$20,595

The Company’s investments in unconsolidated VIEs are described below.

Fixed Maturity Securities

The Company invests in U.S. corporate bonds, foreign corporate bonds and Structured Securities issued by VIEs. The Company is not obligated to provide any financial or other support to these VIEs, other than the original investment. The Company’s involvement with these entities is limited to that of a passive investor. The Company has no unilateral right to appoint or remove the servicer, special servicer, or investment manager, which are generally viewed as having the power to direct the activities that most significantly impact the economic performance of the VIE, nor does the Company function in any of these roles. The Company does not have the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the entity; as a result, the Company has determined it is not the primary beneficiary, or consolidator, of the VIE. The Company’s maximum exposure to loss on these fixed maturity securities is limited to the amortized cost of these investments. See “— Fixed Maturity Securities Available-For-Sale” for information on these securities.

Limited Partnerships and LLCs

The Company holds investments in certain limited partnerships and LLCs which are VIEs. These ventures include limited partnerships, LLCs, private equity funds, and, to a lesser extent, tax credit and renewable energy partnerships. The Company is not considered the primary beneficiary, or consolidator, when its involvement takes the form of a limited partner interest and is restricted to a role of a passive investor, as a limited partner’s interest does not provide the Company with any substantive kick-out or participating rights, nor does it provide the Company with the power to direct the activities of the fund. The Company’s maximum exposure to loss on these investments is limited to: (i) the amount invested in debt or equity of the VIE and (ii) commitments to the VIE, as described in Note 15.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Net Investment Income

The components of net investment income were as follows:

	Years Ended December 31,
	2025	2024	2023
		(In millions)
Investment income:
Fixed maturity securities	$3,664	$3,708	$3,481
Trading securities (1)	23	—	—
Equity securities	1	3	2
Mortgage loans	1,023	1,000	957
Policy loans	48	48	45
Limited partnerships and LLCs (2)	372	357	167
Cash, cash equivalents and short-term investments	233	225	181
Other	110	104	84
Total investment income	5,474	5,445	4,917
Less: Investment expenses	335	345	357
Net investment income	$5,139	$5,100	$4,560
(1)
Investment gains (losses) were less than ($1) million related to trading securities still held for the year ended December 31, 2025. There were no investment gains (losses) related to trading securities still held for the years ended December 31, 2024 and 2023.
(2)
Includes net investment income pertaining to other limited partnership interests of $332 million, $367 million and $186 million for the years ended December 31, 2025, 2024 and 2023, respectively.

Net Investment Gains (Losses)

Components of Net Investment Gains (Losses)

The components of net investment gains (losses) were as follows:

	Years Ended December 31,
	2025	2024	2023
		(In millions)
Fixed maturity securities		$(88)	$(243)	$(214)
Equity securities		(1)	(12)	(1)
Mortgage loans		(83)	(55)	(24)
Limited partnerships and LLCs		2	(2)	(1)
Other (1)	68	14		(2)
Total net investment gains (losses) (2)		$(102)	$(298)	$(242)
(1)
In July 2025, the Company sold a subsidiary which owned certain mineral rights across the U.S. and recognized a gain of $66 million for the year ended December 31, 2025.
(2)
Gains (losses) from foreign currency transactions included within net investment gains (losses) were not significant for the year ended December 31, 2025 and were ($1) million for both years ended December 31, 2024 and 2023.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Sales or Disposals of Fixed Maturity Securities

Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) were as follows:

	Years Ended December 31,
	2025		2024	2023
			(In millions)
Proceeds	$1,435			$3,436	$2,223
Gross investment gains		$9		$20	$15
Gross investment losses	(80)			(193)	(206)
Net investment gains (losses)	$(71)			$(173)	$(191)

9. Derivatives

Accounting for Derivatives

See Note 1 for a description of the Company’s accounting policies for derivatives and Note 10 for information about the fair value hierarchy for derivatives and the related valuation methodologies.

Derivative Strategies

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize its exposure to various market risks, including interest rate, foreign currency exchange rate, credit and equity market. The Company has historically managed the risks related to its variable annuity and first generation Shield Annuity contracts on a combined basis. In the third quarter of 2025, the Company completed an initiative that established a standalone hedging program for each product allowing the Company to separately manage the risks related to these two products.

Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties (“OTC-cleared”), while others are bilateral contracts between two counterparties (“OTC-bilateral”).

Interest Rate Derivatives

The Company uses derivatives to manage its exposure to changes in interest rate risk from its product liabilities and invested assets. The most significant types of derivative instruments used for hedging interest rate risk are as follows:

Interest rate swaps: The Company uses interest rate swaps to manage interest rate risk in both qualified cash flow and non-qualifying hedging relationships. In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount.

Interest rate swaptions: The Company uses interest rate swaptions to manage interest rate risk in non-qualifying hedging relationships. A swaption is an option to enter into a swap with a forward starting effective date. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. Interest rate swaptions are included in interest rate options.

Interest rate forwards: The Company uses interest rate forwards to manage interest rate risk in both qualified cash flow and non-qualifying hedging relationships. An interest rate forward is an agreement between parties to exchange a future settlement amount based on a predetermined notional amount and forward interest rate.

Foreign Currency Exchange Rate Derivatives

Foreign currency swaps: The Company uses foreign currency swaps to convert foreign currency denominated cash flows to U.S. dollars to reduce cash flow fluctuations due to changes in currency exchange rates. Foreign currency swaps are used in cash flow and non-qualifying hedging relationships.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

Foreign currency forwards: The Company uses foreign currency forwards to hedge currency exposure on its invested assets. Foreign currency forwards are used in non-qualifying hedging relationships.

Credit Derivatives

Credit default swaps: The Company uses credit default swaps to create synthetic credit investments to replicate credit exposure that is more economically attractive than what is available in the market or otherwise unavailable (written credit protection). Credit default swaps are used in non-qualifying hedging relationships.

Credit default swaptions: The Company uses credit default swaptions to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. Swaptions are used to create callable bonds from replication synthetic asset transaction (“RSAT”) positions. This enhances the income of the RSAT program through earned premiums while not changing the credit profile of the RSATs. Credit default swaptions are used in non-qualifying hedging relationships.

Equity Market Derivatives

The Company uses derivatives to manage its exposure to equity markets from its product liabilities. The most significant types of derivative instruments used for hedging equity market risk are as follows:

Equity total return swaps: The Company uses equity total return swaps in non-qualifying hedge relationships to manage equity risks related to variable and index-linked annuities. Total return swaps are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a floating rate, calculated by reference to an agreed notional amount.

Equity index options: The Company uses equity index options to manage equity risks related to variable and index-linked annuities in non-qualifying hedging relationships. In an equity index option transaction, the Company enters into contracts to buy or sell the equity index within a limited time at a contracted price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

Primary Risks Managed by Derivatives

The primary underlying risk exposure, gross notional amount and estimated fair value of derivatives, excluding embedded derivatives, held were as follows at:

		December 31,
		2025					2024
		Gross Notional			Estimated Fair Value			Gross Notional	Estimated Fair Value
Primary Underlying Risk Exposure	Amount		Assets	Liabilities		Amount	Assets	Liabilities
					(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate swaps	Interest rate	$500		$—	$4		$500	$9	$—
Foreign currency swaps	Foreign currency exchange rate	3,731		266	84		3,778	430	25
Total qualifying hedges		4,231		266	88		4,278	439	25
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps	Interest rate	18,366		152	253		69,303	131	444
Interest rate floors	Interest rate	8,000		1	48		8,000	1	30
Interest rate caps	Interest rate	6,100		5	16		7,850	14	14
Interest rate futures	Interest rate	—		—	—		171	—	—
Interest rate options	Interest rate	26,800		12	444		23,060	11	371
Interest rate forwards	Interest rate	23,598		127	1,317		16,352	121	1,876
Foreign currency swaps	Foreign currency exchange rate	587		75	4		674	111	—
Foreign currency forwards	Foreign currency exchange rate	303		1	—		304	6	—
Credit default swaps — written	Credit	468		11	—		780	19	—
Equity futures	Equity market	1,414		6	4		316	—	1
Equity index options	Equity market	69,495		4,530	1,362		39,897	1,722	1,041
Equity total return swaps	Equity market	145,209		1,585	1,698		106,301	1,543	1,446
Total non-designated or non-qualifying derivatives		300,340		6,505	5,146		273,008	3,679	5,223
Total		$304,571		$6,771	$5,234		$277,286	$4,118	$5,248

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

The amount and location of gains (losses), including earned income, recognized for derivatives and gains (losses) pertaining to hedged items reported in net derivative gains (losses) were as follows:

Year Ended December 31, 2025
Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Policyholder Benefits and Claims	Amount of Gains (Losses) Deferred in AOCI
(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate	$3	$—	$3	$4	$(12)
Foreign currency exchange rate	—	—	42	—	(223)
Total cash flow hedges	3	—	45	4	(235)
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	(181)	—	—	—	—
Foreign currency exchange rate	(60)	11	—	—	—
Credit	11	—	—	—	—
Equity market	1,515	—	—	—	—
Embedded	(3,088)	—	—	—	—
Total non-qualifying hedges	(1,803)	11	—	—	—
Total	$(1,800)	$11	$45	$4	$(235)
Year Ended December 31, 2024
Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Policyholder Benefits and Claims	Amount of Gains (Losses) Deferred in AOCI
(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate	$2	$—	$3	$8	$9
Foreign currency exchange rate	13	(10)	50	—	125
Total cash flow hedges	15	(10)	53	8	134
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	(1,690)	—	—	—	—
Foreign currency exchange rate	48	(9)	—	—	—
Credit	14	—	—	—	—
Equity market	1,894	—	—	—	—
Embedded	(3,950)	—	—	—	—
Total non-qualifying hedges	(3,684)	(9)	—	—	—
Total	$(3,669)	$(19)	$53	$8	$134

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

Year Ended December 31, 2023
Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Policyholder Benefits and Claims	Amount of Gains (Losses) Deferred in AOCI
(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate	$1	$—	$3	$—	$(1)
Foreign currency exchange rate	7	(8)	51	—	(272)
Total cash flow hedges	8	(8)	54	—	(273)
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	(384)	—	—	—	—
Foreign currency exchange rate	(40)	2	—	—	—
Credit	32	—	—	—	—
Equity market	570	—	—	—	—
Embedded	(4,100)	—	—	—	—
Total non-qualifying hedges	(3,922)	2	—	—	—
Total	$(3,914)	$(6)	$54	$—	$(273)

At December 31, 2025 and 2024, the Company held no qualified derivatives hedging exposure to future cash flows for forecasted asset purchases.

At December 31, 2025 and 2024, the balance in AOCI associated with cash flow hedges was $219 million and $460 million, respectively.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

Credit Derivatives

In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation.

The estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps were as follows at:

	December 31,
	2025					2024
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)		Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
				(Dollars in millions)
Aaa/Aa/A	$2	$94		1.8		$2		$100	2.7
Baa	8	350		5.0		7		300	4.5
Ba	1	24		1.0		10		376	4.8
Caa and Lower	—	—		0.0		—		4	1.0
Total	$11	$468		4.1		$19		$780	4.4
(1)
The Company has written credit protection on index references. The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody’s, S&P and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
(2)
The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

Counterparty Credit Risk

The Company may be exposed to credit-related losses in the event of counterparty nonperformance on derivative instruments. Generally, the credit exposure is the fair value at the reporting date less any collateral received from the counterparty.

The Company manages its credit risk by: (i) entering into derivative transactions with creditworthy counterparties governed by master netting agreements; (ii) trading through regulated exchanges and central clearing counterparties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.

See Note 10 for a description of the impact of credit risk on the valuation of derivatives.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

The estimated fair values of net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

Gross Amounts Not Offset on the Consolidated Balance Sheets
Gross Amount Recognized	Financial Instruments (1)	Collateral Received/ Pledged (2)	Net Amount	Securities Collateral Received/ Pledged (3)	Net Amount After Securities Collateral
(In millions)
December 31, 2025
Derivative assets	$6,568	$(3,861)	$(1,374)	$1,333	$(1,330)	$3
Derivative liabilities	$5,099	$(3,861)	$—	$1,238	$(1,238)	$—
December 31, 2024
Derivative assets	$4,122	$(3,039)	$(524)	$559	$(558)	$1
Derivative liabilities	$5,353	$(3,039)	$—	$2,314	$(2,306)	$8
(1)
Represents amounts subject to an enforceable master netting agreement or similar agreement.
(2)
The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreement.
(3)
Securities collateral received from counterparties is not reported on the consolidated balance sheets and may not be sold or re-pledged unless the counterparty is in default. Amounts do not include excess of collateral pledged or received.

The Company’s collateral arrangements generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that counterparty reaches a minimum transfer amount. Certain of these arrangements also include credit-contingent provisions which permit the party with positive fair value to terminate the derivative at the current fair value or demand immediate full collateralization from the party in a net liability position, in the event that the financial strength or credit rating of the party in a net liability position falls below a certain level.

The aggregate estimated fair values of derivatives in a net liability position containing such credit-contingent provisions and the aggregate estimated fair value of assets posted as collateral for such instruments were as follows at:

	December 31,
	2025		2024
		(In millions)
Estimated fair value of derivatives in a net liability position (1)		$1,238		$2,314
Estimated fair value of collateral provided (2):
Fixed maturity securities		$3,685		$4,883
(1)
After taking into consideration the existence of netting agreements.
(2)
Substantially all of the Company’s collateral arrangements provide for daily posting of collateral for the full value of the derivative contract. As a result, if the credit-contingent provisions of derivative contracts in a net liability position were triggered, minimal additional assets would be required to be posted as collateral or needed to settle the instruments immediately. Additionally, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third-party custodians.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value

When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1
Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.
Level 2
Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.
Level 3
Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

Recurring Fair Value Measurements

The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented in the tables below. Investments that do not have a readily determinable fair value and are measured at net asset value (or equivalent) as a practical expedient to estimated fair value are excluded from the fair value hierarchy.

December 31, 2025
Fair Value Hierarchy
Level 1	Level 2	Level 3	Total Estimated Fair Value
(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$37,769	$640	$38,409
Foreign corporate	—	11,276	158	11,434
RMBS	—	8,452	24	8,476
U.S. government and agency	2,249	4,196	—	6,445
ABS	—	5,786	245	6,031
CMBS	—	5,800	—	5,800
State and political subdivision	—	3,423	—	3,423
Foreign government	—	918	24	942
Total fixed maturity securities	2,249	77,620	1,091	80,960
Trading securities	87	419	—	506
Equity securities	12	5	6	23
Short-term investments	559	103	6	668
Derivative assets: (1)
Interest rate	—	297	—	297
Foreign currency exchange rate	—	338	4	342
Credit	—	9	2	11
Equity market	6	6,115	—	6,121
Total derivative assets	6	6,759	6	6,771
Embedded derivatives on index-linked annuities (2)	—	—	79	79
Market risk benefit assets	—	—	1,060	1,060
Separate account assets	10	78,815	—	78,825
Total assets	$2,923	$163,721	$2,248	$168,892
Liabilities
Market risk benefit liabilities	$—	$—	$8,079	$8,079
Derivative liabilities: (1)
Interest rate	—	2,082	—	2,082
Foreign currency exchange rate	—	88	—	88
Equity market	4	3,060	—	3,064
Total derivative liabilities	4	5,230	—	5,234
Embedded derivatives on index-linked annuities (2)	—	—	12,406	12,406
Total liabilities	$4	$5,230	$20,485	$25,719

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

December 31, 2024
Fair Value Hierarchy
Level 1	Level 2	Level 3	Total Estimated Fair Value
(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$36,041	$696	$36,737
Foreign corporate	—	11,366	396	11,762
RMBS	—	7,213	17	7,230
U.S. government and agency	2,514	3,946	—	6,460
ABS	—	5,984	322	6,306
CMBS	—	6,266	26	6,292
State and political subdivision	—	3,382	—	3,382
Foreign government	—	939	21	960
Total fixed maturity securities	2,514	75,137	1,478	79,129
Trading securities	—	—	—	—
Equity securities	11	6	15	32
Short-term investments	916	239	2	1,157
Derivative assets: (1)
Interest rate	—	287	—	287
Foreign currency exchange rate	—	540	7	547
Credit	—	17	2	19
Equity market	—	3,265	—	3,265
Total derivative assets	—	4,109	9	4,118
Embedded derivatives on index-linked annuities (2)	—	—	47	47
Market risk benefit assets	—	—	1,092	1,092
Separate account assets	3	79,003	—	79,006
Total assets	$3,444	$158,494	$2,643	$164,581
Liabilities
Market risk benefit liabilities	$—	$—	$8,346	$8,346
Derivative liabilities: (1)
Interest rate	—	2,735	—	2,735
Foreign currency exchange rate	—	25	—	25
Equity market	1	2,487	—	2,488
Total derivative liabilities	1	5,247	—	5,248
Embedded derivatives on index-linked annuities (2)	—	—	11,540	11,540
Total liabilities	$1	$5,247	$19,886	$25,134
(1)
Derivative assets are reported in other invested assets and derivative liabilities are reported in other liabilities. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets.
(2)
Embedded derivative assets on index-linked annuities are reported in premiums and other receivables. Embedded derivative liabilities on index-linked annuities are reported in policyholder account balances.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

Valuation Controls and Procedures

The Company monitors and provides oversight of valuation controls and policies for securities, mortgage loans and derivatives, which are primarily executed by its valuation service providers. The valuation methodologies used to determine fair values prioritize the use of observable market prices and market-based parameters and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. The valuation methodologies for securities, mortgage loans and derivatives are reviewed on an ongoing basis and revised when necessary. In addition, the Chief Accounting Officer periodically reports to the Audit Committee of BHF’s Board of Directors regarding compliance with fair value accounting standards.

The fair value of financial assets and financial liabilities is based on quoted market prices, where available. Prices received are assessed to determine if they represent a reasonable estimate of fair value. Several controls are performed, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. Independent non-binding broker quotes, also referred to herein as “consensus pricing,” are used for a non-significant portion of the portfolio. Prices received from independent brokers are assessed to determine if they represent a reasonable estimate of fair value by considering such pricing relative to the current market dynamics and current pricing for similar financial instruments.

A formal process is also applied to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained. If obtaining an independent non-binding broker quotation is unsuccessful, the last available price will be used.

Additional controls are performed, such as balance sheet analytics to assess reasonableness of period-to-period pricing changes, including any price adjustments. Price adjustments are applied if prices or quotes received from independent pricing services or brokers are not considered reflective of market activity or representative of estimated fair value. The Company did not have significant price adjustments during the year ended December 31, 2025.

Determination of Fair Value

Fixed Maturity Securities

The fair values for actively traded marketable bonds designated as available-for-sale or trading securities, primarily U.S. government and agency securities, are determined using the quoted market prices and are classified as Level 1 assets. For securities classified as Level 2 assets, fair values are determined using either a market or income approach and are valued based on a variety of observable inputs as described below.

U.S. corporate and foreign corporate securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark yields, spreads off benchmark yields, new issuances, issuer rating, trades of identical or comparable securities, or duration. Privately-placed securities are valued using the additional key inputs: market yield curve, call provisions, observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer, and delta spread adjustments to reflect specific credit-related issues.

U.S. government and agency, state and political subdivision and foreign government securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark U.S. Treasury yield or other yields, spread off the U.S. Treasury yield curve for the identical security, issuer ratings and issuer spreads, broker-dealer quotes, and comparable securities that are actively traded.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

Structured Securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, ratings, geographic region, weighted average coupon and weighted average maturity, average delinquency rates and debt-service coverage ratios. Other issuance-specific information is also used, including, but not limited to, collateral type, structure of the security, vintage of the loans, payment terms of the underlying asset, payment priority within tranche, and deal performance.

Equity Securities and Short-term Investments

The fair value for actively traded equity securities and short-term investments are determined using quoted market prices and are classified as Level 1 assets. For financial instruments classified as Level 2 assets, fair values are determined using a market approach and are valued based on a variety of observable inputs as described below.

Equity securities and short-term investments: Fair value is determined using third-party commercial pricing services, with the primary input being quoted prices in markets that are not active.

Derivatives

The fair values for exchange-traded derivatives are determined using the quoted market prices and are classified as Level 1 assets or liabilities. For OTC-bilateral derivatives and OTC-cleared derivatives classified as Level 2 assets or liabilities, fair values are determined using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models which are based on market standard valuation methodologies and a variety of observable inputs.

The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company’s derivatives and could materially affect net income.

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company’s ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

Market Risk Benefits

MRBs principally include guaranteed minimum benefits on variable annuity contracts including benefits reinsured related to these guarantees.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

The estimated fair value of variable annuity guarantees accounted for as MRBs is determined based on the present value of projected future benefits less the present value of projected future fees attributable to the guarantees. At policy inception, the Company determines an attributed fee ratio by solving for a percentage of projected future rider fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. To the extent the rider fees are insufficient, the Company may also include fees related to mortality and expense charges in the attributed fee ratio, provided the total fees included in the calculation do not exceed total contract fees and assessments collected from the contract holder. Any additional fees not included in the attributed fee ratio are considered revenue and reported in universal life and investment-type product policy fees. The attributed fee ratio is not updated in subsequent periods.

The Company updates the estimated fair value of variable annuity guarantees in subsequent periods by projecting future benefits using capital markets inputs and actuarial assumptions including expectations of policyholder behavior. A risk neutral valuation methodology is used to project the cash flows from the guarantees under multiple capital markets scenarios. The reported estimated fair value is then determined by taking the present value of these cash flows using a discount rate that incorporates a spread over the risk-free rate to reflect the Company’s nonperformance risk and adding a risk margin.

The valuation of MRBs includes an adjustment for the risk that the Company fails to satisfy its obligations, which is referred to as nonperformance risk. The nonperformance risk adjustment is captured as an additional spread applied to the risk-free rate in determining the rate to discount the cash flows of the liability. The spread over the risk-free rate is based on the Company’s creditworthiness taking into consideration publicly available information relating to spreads in the secondary market for Brighthouse Financial’s debt. These observable spreads are then adjusted, as necessary, to reflect the financial strength ratings of the issuing insurance subsidiaries as compared to the credit rating of Brighthouse Financial.

Risk margins are established to capture the non-capital markets risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties in certain actuarial assumptions. The establishment of risk margins requires the use of significant actuarial judgment, including assumptions of the amount needed to cover the guarantees.

Actuarial assumptions are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted through net income. Capital market inputs used in the measurement of variable annuity guarantees are updated quarterly through net income, except for the change attributable to the Company’s nonperformance risk, which is reported in OCI.

Embedded Derivatives

Embedded derivatives include crediting rates associated with index-linked annuity contracts. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

The crediting rates associated with these features are embedded derivatives which are measured at estimated fair value separately from the host fixed annuity contract. These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

The estimated fair value of crediting rates associated with index-linked annuities is determined using a combination of an option pricing model and an option-budget approach. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.

Actuarial assumptions including policyholder behavior and expectations for renewals at the end of the term period are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted through net income. Capital market inputs used in the measurement of crediting rate embedded derivatives are updated quarterly through net income.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

Transfers Into or Out of Level 3:

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

Certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) were as follows at:

				December 31, 2025		December 31, 2024		Impact of Increase in Input
	Valuation Techniques	Significant Unobservable Inputs		Range		Range	on Estimated Fair Value
Market Risk Benefits
Variable annuity guaranteed minimum	• Discounted
benefits		cash flows	• Mortality rates		0.04% - 12.90%		0.04% - 12.90%	Decrease (1)
			• Lapse rates		1.00% - 15.90%		1.00% - 20.20%	Decrease (2)
			• Utilization rates		0.00% - 25.00%		0.00% - 25.00%	Increase (3)
			• Withdrawal rates		0.00% - 10.00%		0.00% - 10.00%	(4)
• Long-term equity
			volatilities		11.56% - 33.62%		12.22% - 37.04%	Increase (5)
• Nonperformance
			risk spread		0.45% - 1.02%		0.20% - 1.19%	Decrease (6)
Embedded Derivatives
Registered index-linked annuity crediting rates	• Option pricing
		techniques	• Mortality rates		0.03% - 7.86%		0.03% - 7.86%	Decrease (1)
			• Lapse rates		0.40% - 75.00%		1.00% - 62.30%	Decrease (2)
			• Withdrawal rates		0.50% - 14.90%		0.50% - 13.00%	(4)
• Nonperformance
			risk spread		0.37% - 1.80%		0.30% - 1.63%	Decrease (6)
(1)
Mortality rates vary by age and by demographic characteristics such as gender. The range shown reflects the mortality rate for policyholders between 35 and 90 years old. Mortality rate assumptions are set based on company experience and include an assumption for mortality improvement.
(2)
The lapse rate range reflects base lapse rates for major product categories for duration 1‑20. Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. For variable annuity guarantees, a dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies.
(3)
The utilization rate assumption for variable annuity guarantees estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible in a given year. The range shown represents the floor and cap of the GMIB dynamic election rates across varying levels of in-the-money. For lifetime withdrawal guarantee riders, the assumption is that everyone will begin withdrawals once account value reaches zero which is equivalent to a 100% utilization rate. Utilization rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract’s withdrawal history and by the age of the policyholder.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

(4)
The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For variable annuity GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For variable annuity GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.
(5)
Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing MRBs.
(6)
Nonperformance risk spread varies by duration. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the MRB or embedded derivative.

The Company does not develop unobservable inputs used in measuring fair value for all other assets and liabilities classified within Level 3; therefore, these are not included in the table above. The other Level 3 assets and liabilities primarily included fixed maturity securities and derivatives. For fixed maturity securities valued based on non-binding broker quotes, an increase (decrease) in credit spreads would result in a (lower) higher fair value. For derivatives valued based on third-party pricing models, an increase (decrease) in credit spreads would generally result in a (lower) higher fair value.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

The changes in assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (excluding MRBs disclosed in Note 4) were summarized as follows:

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
Fixed Maturity Securities
									Embedded
							Net			Derivatives on
		Structured		Foreign		Equity	Short-term	Derivatives	Index-Linked
Corporate (1)	Securities	Government		Securities	Investments	(2)	Annuities
				(In millions)
Balance, January 1, 2024	$1,320	$380	$36		$25	$—	$18		$(8,186)
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	(67)	1	—		(10)	—	1		(3,951)
Total realized/unrealized gains (losses) included in AOCI	2	3	—		—	—	—		—
Purchases (5)	323	137	—		—	2	—		—
Sales (5)	(239)	(87)	—		—	—	—		—
Issuances (5)	—	—	—		—	—	—		—
Settlements (5)	—	—	—		—	—	(4)		644
Transfers into Level 3 (6)	53	—	—		—	—	—		—
Transfers out of Level 3 (6)	(300)	(69)	(15)		—	—	(6)		—
Balance, December 31, 2024	1,092	365	21		15	2	9		(11,493)
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	(13)	3	—		(1)	—	(1)		(3,090)
Total realized/unrealized gains (losses) included in AOCI	20	(7)	3		—	—	(1)		—
Purchases (5)	292	78	—		—	6	—		—
Sales (5)	(235)	(109)	—		(8)	(2)	—		—
Issuances (5)	—	—	—		—	—	—		—
Settlements (5)	—	—	—		—	—	—		2,256
Transfers into Level 3 (6)	4	—	—		—	—	—		—
Transfers out of Level 3 (6)	(362)	(61)	—		—	—	(1)		—
Balance, December 31, 2025	$798	$269	$24		$6	$6	$6		$(12,327)
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2023 (7)	$(11)	$—	$—		$(2)	$—	$(5)		$(4,513)
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2024 (7)	$(59)	$—	$—		$—	$—	$1		$(4,687)
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2025 (7)	$(9)	$—	$—		$—	$—	$(1)		$(4,282)
Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2023 (7)	$11	$4	$3		$—	$—	$(3)		$—
Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2024 (7)	$(33)	$—	$—		$—	$—	$—		$—
Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2025 (7)	$17	$(7)		$3	$—	$—	$—		$—
Gains (Losses) Data for the year ended December 31, 2023:
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	$(11)	$—	$—		$(3)	$—	$(6)		$(4,097)
Total realized/unrealized gains (losses) included in AOCI	$28	$5	$3		$—	$—	$(3)		$—
(1)
Comprised of U.S. and foreign corporate securities.
(2)
Freestanding derivative assets and liabilities are reported net for purposes of the rollforward.
(3)
Amortization of premium/accretion of discount is included in net investment income. Changes in the allowance for credit losses and direct write-offs are charged to net income (loss) on securities are included in net investment gains (losses).

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(4)
Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.
(5)
Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.
(6)
Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and out of Level 3 in the same period are excluded from the rollforward.
(7)
Changes in unrealized gains (losses) included in net income (loss) for fixed maturities are reported in either net investment income or net investment gains (losses). Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

Fair Value of Financial Instruments Carried at Other Than Fair Value

The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2025
			Fair Value Hierarchy
								Total
	Carrying Value		Level 1		Level 2	Level 3	Estimated Fair Value
					(In millions)
Assets
Mortgage loans		$22,726		$—		$—	$21,705	$21,705
Policy loans		$1,047		$—		$512	$560	$1,072
Other invested assets		$231		$—		$217	$14	$231
Premiums, reinsurance and other receivables		$7,978		$—		$87	$7,943	$8,030
Liabilities
Policyholder account balances		$28,701		$—		$—	$28,644	$28,644
Long-term debt		$832		$—		$21	$747	$768
Other liabilities		$1,249		$—		$583	$666	$1,249
Separate account liabilities		$1,260		$—		$1,260	$—	$1,260

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

December 31, 2024
Fair Value Hierarchy
Total
Carrying Value	Level 1	Level 2	Level 3	Estimated Fair Value
(In millions)
Assets
Mortgage loans	$23,254	$—	$—	$21,343	$21,343
Policy loans	$1,626	$—	$1,123	$523	$1,646
Other invested assets	$237	$—	$222	$15	$237
Premiums, reinsurance and other receivables	$8,394	$—	$43	$9,102	$9,145
Liabilities
Policyholder account balances	$31,830	$—	$—	$31,467	$31,467
Long-term debt	$833	$—	$23	$762	$785
Other liabilities	$1,360	$—	$648	$712	$1,360
Separate account liabilities	$1,244	$—	$1,244	$—	$1,244

11. Long-term and Short-term Debt

Long-term debt outstanding was as follows at:

					December 31,
Stated Interest Rate		Maturity		2025	2024
						(In millions)
Surplus note — affiliated (1)	8.070%		2059		$412	$412
Surplus note — affiliated (1)	8.150%		2058		200	200
Surplus note — affiliated (1)	7.800%		2058		200	200
Other long-term debt — unaffiliated (2)	7.028%		2030		20	21
Total long-term debt					$832	$833
(1)
Interest on affiliated surplus notes is payable annually. Payments of interest and principal may be made only with the prior approval of the Delaware Department of Insurance.
(2)
Represents non-recourse debt of a subsidiary for which creditors have no access, subject to customary exceptions, to the general assets of the Company other than recourse to certain investment companies.

The aggregate maturities of long-term debt at December 31, 2025 were $3 million in each of 2026, 2027 and 2028, $4 million in each of 2029 and 2030, and $815 million thereafter.

Interest expense related to long-term and short-term debt of $67 million, $67 million and $70 million for the years ended December 31, 2025, 2024 and 2023, respectively, is included in other expenses, of which $65 million, $65 million and $68 million, respectively, was associated with affiliated debt.

Intercompany Liquidity Facilities

BHF has established an intercompany liquidity facility with certain of its insurance and non-insurance subsidiaries to provide short-term liquidity within and across the combined group of companies. Under the facility, which is comprised of a series of revolving loan agreements among BHF and its participating subsidiaries, each company may lend to or borrow from each other, subject to certain maximum limits for a term of up to 364 days, depending on the agreement.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Long-term and Short-term Debt (continued)

On February 16, 2023, BH Holdings issued a $125 million promissory note to Brighthouse Life Insurance Company which bore interest at a fixed rate of 5.9966%, and Brighthouse Life Insurance Company of NY (“BHNY”) issued a $125 million promissory note to BH Holdings which bore interest at a fixed rate of 5.9937% (the “2023 Promissory Notes”). On March 28, 2023, BHNY repaid to BH Holdings, and BH Holdings repaid to Brighthouse Life Insurance Company, each $50 million of principal plus accrued interest in cash on the respective 2023 Promissory Notes. Upon maturity on May 16, 2023, the 2023 Promissory Notes were replaced by two new $75 million promissory notes that bore interest at a fixed rate of 6.4433% and 6.2918%, respectively, and were both repaid on June 30, 2023.

Committed Facilities

Reinsurance Financing Arrangement

Brighthouse Reinsurance Company of Delaware (“BRCD”) maintains a $15.0 billion financing arrangement with a pool of highly rated third-party reinsurers consisting of credit-linked notes that each mature in 2039. At December 31, 2025, there were no borrowings and there was $15.0 billion of funding available under this financing arrangement. For the years ended December 31, 2025, 2024 and 2023, the Company recognized commitment fees of $22 million, $21 million and $21 million, respectively, in other expenses associated with this financing arrangement.

Repurchase Facilities

At December 31, 2025, Brighthouse Life Insurance Company maintains secured committed repurchase facilities (the “Repurchase Facilities”) with terms of up to three years under which Brighthouse Life Insurance Company may enter into repurchase transactions in an aggregate amount up to $2.5 billion. Under the Repurchase Facilities, Brighthouse Life Insurance Company may sell certain eligible securities at a purchase price based on the market value of the securities less an applicable margin based on the types of securities sold, with a concurrent agreement to repurchase such securities at a predetermined future date (up to three months) and at a price which represents the original purchase price plus interest. At December 31, 2025, there were no borrowings under the Repurchase Facilities.

12. Equity

Capital Transactions

During the year ended December 31, 2025, the Company received a cash capital contribution of $100 million from BH Holdings. The Company did not receive any capital contributions from BH Holdings for the years ended December 31, 2024 and 2023.

Statutory Financial Information

The states of domicile of Brighthouse Life Insurance Company and BHNY impose RBC requirements that were developed by the National Association of Insurance Commissioners (“NAIC”). Such requirements are used by regulators to assess the minimum amount of statutory capital and surplus needed for an insurance company to support its operations, based on its size and risk profile (referred to as “company action level RBC”). RBC is based on statutory financial statements and is calculated in a manner prescribed by the NAIC. The RBC ratio, which is the basis for determining regulatory compliance, is equal to total adjusted capital divided by the applicable company action level RBC. Companies below 100% of their company action level RBC are subject to corrective action. As of December 31, 2025, the annual RBC ratios for Brighthouse Life Insurance Company and BHNY were each in excess of 400%.

Brighthouse Life Insurance Company and BHNY prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile.

Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements and valuing investments and deferred tax assets on a different basis.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Equity (continued)

The tables below present amounts from Brighthouse Life Insurance Company and BHNY, which are derived from the statutory-basis financial statements to be filed with the insurance regulators.

Statutory net income (loss) was as follows:

			Years Ended December 31,
Company	State of Domicile	2025		2024	2023
				(In millions)
Brighthouse Life Insurance Company		Delaware	$(2,330)			$(787)	$(3,131)
Brighthouse Life Insurance Company of NY		New York	$110			$(120)	$539

Statutory capital and surplus was as follows at:

	December 31,
Company	2025		2024
		(In millions)
Brighthouse Life Insurance Company		$3,600		$3,673
Brighthouse Life Insurance Company of NY		$785		$699

The Company has a reinsurance subsidiary, BRCD, which reinsures risks including level premium term life and ULSG assumed from other Brighthouse Financial life insurance subsidiaries. BRCD, with the explicit permission of the Delaware Insurance Commissioner (“Delaware Commissioner”), has included the value of credit-linked notes as admitted assets, which resulted in higher statutory capital and surplus of $11.5 billion at both December 31, 2025 and 2024.

The statutory net income (loss) of BRCD was ($120) million, ($447) million and ($300) million for the years ended December 31, 2025, 2024 and 2023, respectively, and the combined statutory capital and surplus, including the aforementioned prescribed practices, were $678 million and $703 million at December 31, 2025 and 2024, respectively.

Dividend Restrictions

The table below sets forth the dividends permitted to be paid by Brighthouse Life Insurance Company and BHNY without insurance regulatory approval and dividends paid:

	2026	2025	2024	2023
Company	Permitted Without Approval (1)	Paid (2)	Paid (2)	Paid (2)
		(In millions)
Brighthouse Life Insurance Company (3)	$—	$—	$—	$266
Brighthouse Life Insurance Company of NY	$78	$—	$—	$—
(1)
Reflects dividend amounts that may be paid during 2026 without prior regulatory approval.
(2)
Reflects all amounts paid, including those requiring regulatory approval.
(3)
Any payment of dividends in 2026 would be considered an extraordinary dividend subject to regulatory approval due to negative unassigned funds (surplus).

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Equity (continued)

Under the Delaware Insurance Law, Brighthouse Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of Brighthouse Life Insurance Company’s own securities. Brighthouse Life Insurance Company will be permitted to pay a stockholder dividend in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner and the Delaware Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as “unassigned funds (surplus)”) as of the immediately preceding calendar year requires insurance regulatory approval. Under the Delaware Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

Under New York insurance laws, BHNY is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to its parent in any calendar year based on one of two standards. Under one standard, BHNY is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive “unassigned funds (surplus),” excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, BHNY may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid from a source other than earned surplus, BHNY may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, BHNY will be permitted to pay a dividend to its parent in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the “NY Superintendent”), and the NY Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. To the extent BHNY pays a stockholder dividend, such dividend will be paid to Brighthouse Life Insurance Company, its direct parent and sole stockholder.

Under BRCD’s plan of operations, no dividend or distribution may be made by BRCD without the prior approval of the Delaware Commissioner. BRCD did not pay any extraordinary dividends during the years ended December 31, 2025, 2024 and 2023. During each of the years ended December 31, 2025, 2024 and 2023, BRCD paid cash dividends of $1 million to its preferred shareholders.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Equity (continued)

Accumulated Other Comprehensive Income (Loss)

Information regarding changes in the balances of each component of AOCI was as follows:

Unrealized Investment Gains (Losses), Net of Related Offsets (1)	Unrealized Gains (Losses) on Derivatives	Changes in Nonperformance Risk on Market Risk Benefits	Changes in Discount Rates on the Liability for Future Policy Benefits	Foreign Currency Translation Adjustments	Total
(In millions)
Balance at December 31, 2022	$(6,041)	$496	$(1,377)	$1,016	$(25)	$(5,931)
OCI before reclassifications	2,109	(273)	(637)	(376)	18	841
Deferred income tax benefit (expense) (2)	(443)	58	134	79	(4)	(176)
AOCI before reclassifications, net of income tax	(4,375)	281	(1,880)	719	(11)	(5,266)
Amounts reclassified from AOCI	204	(11)	—	—	—	193
Deferred income tax benefit (expense) (2)	(43)	2	—	—	—	(41)
Amounts reclassified from AOCI, net of income tax	161	(9)	—	—	—	152
Balance at December 31, 2023	(4,214)	272	(1,880)	719	(11)	(5,114)
OCI before reclassifications	(1,241)	134	352	541	(18)	(232)
Deferred income tax benefit (expense) (2)	260	(28)	(74)	(114)	4	48
AOCI before reclassifications, net of income tax	(5,195)	378	(1,602)	1,146	(25)	(5,298)
Amounts reclassified from AOCI	188	(18)	—	—	—	170
Deferred income tax benefit (expense) (2)	(39)	4	—	—	—	(35)
Amounts reclassified from AOCI, net of income tax	149	(14)	—	—	—	135
Balance at December 31, 2024	(5,046)	364	(1,602)	1,146	(25)	(5,163)
OCI before reclassifications	1,995	(235)	440	(330)	43	1,913
Deferred income tax benefit (expense) (2)	(418)	49	(93)	69	(9)	(402)
AOCI before reclassifications, net of income tax	(3,469)	178	(1,255)	885	9	(3,652)
Amounts reclassified from AOCI	70	(6)	—	—	—	64
Deferred income tax benefit (expense) (2)	(15)	1	—	—	—	(14)
Amounts reclassified from AOCI, net of income tax	55	(5)	—	—	—	50
Balance at December 31, 2025	$(3,414)	$173	$(1,255)	$885	$9	$(3,602)
(1)
See Note 8 for information on offsets to investments related to future policy benefits.
(2)
The effects of income taxes on amounts recorded to AOCI are also recognized in AOCI. These income tax effects are released from AOCI when the related activity is reclassified into results from operations.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Equity (continued)

Information regarding amounts reclassified out of each component of AOCI was as follows:

AOCI Components	Amounts Reclassified from AOCI			Consolidated Statements of Operations Locations
	Years Ended December 31,
	2025	2024	2023
		(In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)	$(70)	$(173)	$(192)	Net investment gains (losses)
Net unrealized investment gains (losses)	—	(15)	(12)		Net derivative gains (losses)
Net unrealized investment gains (losses), before income tax	(70)	(188)	(204)
Income tax (expense) benefit	15	39	43
Net unrealized investment gains (losses), net of income tax	(55)	(149)	(161)
Unrealized gains (losses) on derivatives — cash flow hedges:
Interest rate swaps	3	2	1	Net derivative gains (losses)
Interest rate swaps	3	3	3	Net investment income
Foreign currency swaps	—	13	7		Net derivative gains (losses)
Gains (losses) on cash flow hedges, before income tax	6	18	11
Income tax (expense) benefit	(1)	(4)	(2)
Gains (losses) on cash flow hedges, net of income tax	5	14	9
Total reclassifications, net of income tax	$(50)	$(135)	$(152)

13. Other Revenues and Other Expenses

Other Revenues

The Company has entered into contracts with mutual funds, fund managers, and their affiliates (collectively, the “Funds”) whereby the Company is paid monthly or quarterly fees (“12b‑1 fees”) for providing certain services to customers and distributors of the Funds. The 12b‑1 fees, which are included in other revenues, are generally equal to a fixed percentage of the average daily balance of the customer’s investment in a fund. The percentage is specified in the contract between the Company and the Funds. Payments are generally collected when due and are neither refundable nor able to offset future fees.

To earn these fees, the Company performs services such as responding to phone inquiries, maintaining records, providing information to distributors and shareholders about fund performance and providing training to account managers and sales agents. The passage of time reflects the satisfaction of the Company’s performance obligations to the Funds and is used to recognize revenue associated with 12b‑1 fees.

Other revenues included 12b‑1 fees of $200 million, $205 million and $199 million for the years ended December 31, 2025, 2024 and 2023, respectively, of which substantially all were reported in the Annuities segment.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Other Revenues and Other Expenses (continued)

Other Expenses

Information on other expenses was as follows:

	Years Ended December 31,
	2025		2024	2023
			(In millions)
Compensation		$418		$379	$383
Contracted services and other labor costs		259		261	282
Transition services agreements		14		20	30
Premium and other taxes, licenses and fees		48		55	55
Volume related costs, excluding compensation, net of DAC capitalization		560		568	536
Interest expense on debt		67		67	70
Other	243			251	269
Total other expenses		$1,609		$1,601	$1,625

Capitalization of DAC

See Note 6 for additional information on the capitalization of DAC.

Interest Expense on Debt

See Note 11 for attribution of interest expense by debt issuance.

Related Party Expenses

See Note 16 for a discussion of related party expenses included in the table above.

14. Income Tax

The provision for income tax was as follows:

	Years Ended December 31,
	2025	2024	2023
		(In millions)
Current:
Federal	$(48)	$(39)	$(5)
State and local	2	—	—
Subtotal	(46)	(39)	(5)
Deferred:
Federal	19	24	(378)
Provision for income tax expense (benefit)	$(27)	$(15)	$(383)

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

14. Income Tax (continued)

The reconciliation of the income tax provision at the statutory tax rate to the provision for income tax as reported was as follows:

Years Ended December 31,
2025	2024	2023
Amount (In millions)	Percent	Amount (In millions)	Percent	Amount (In millions)	Percent
Federal statutory tax rate	$56	21%	$51	21%	$(316)	21%
State and local income taxes, net of federal income tax effect (1)	2	1%	—	—%	—	—%
Tax credits
Foreign tax credits	(31)	(12)%	(26)	(11)%	(2)	—%
General business tax credits	—	—%	—	—%	(7)	1%
Change in valuation allowance	—	—%	—	—%	(18)	1%
Nontaxable or nondeductible items
Dividends received deduction	(32)	(12)%	(37)	(14)%	(36)	2%
Tax advantaged investment income	(10)	(3)%	(7)	(3)%	(4)	—%
Other	—	—%	1	—%	—	—%
Change in unrecognized tax benefits	(2)	(1)%	(12)	(5)%	—	—%
Other reconciling items
Adjustments to deferred tax	(10)	(4)%	14	6%	—	—%
Other	—	—%	1	—%	—	—%
Effective tax rate	$(27)	(10)%	$(15)	(6)%	$(383)	25%
(1)
State income taxes in Florida made up the majority (greater than 50%) of the tax effect in this category in 2025.

The income taxes paid (net of refunds) by jurisdiction for the years ended December 31, 2025, 2024, and 2023, as reported in the Consolidated Statements of Cash Flows, was as follows:

	Years Ended December 31,
	2025	2024	2023
Jurisdiction		(In millions)
U.S. Federal		$(38)	$(2)	$—
Florida		2	1	—
Other Jurisdictions (1)	1		1	—
Total		$(35)	$—	$—
(1)
Includes all jurisdictions in which the amount of taxes paid does not meet the 5% disaggregation threshold.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

14. Income Tax (continued)

Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2025	2024
	(In millions)
Deferred income tax assets:
Net unrealized investment losses	$862	$1,245
Net operating loss carryforwards	2,342	2,003
Investments, including derivatives	492	145
Tax credit carryforwards	160	188
Employee benefits	2	2
Intangibles	32	41
Other	—	4
Total deferred income tax assets	3,890	3,628
Less: Valuation allowance	—	—
Total net deferred income tax assets	3,890	3,628
Deferred income tax liabilities:
Policyholder liabilities and receivables	1,921	1,224
DAC	575	581
Other	5	—
Total deferred income tax liabilities	2,501	1,805
Net deferred income tax asset (liability)	$1,389	$1,823

The following table sets forth the net operating loss carryforwards for tax purposes at December 31, 2025.

Net Operating Loss Carryforwards
(In millions)
Expiration
2032	$1,938
Indefinite	9,214
$11,152

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

14. Income Tax (continued)

The following table sets forth the general business credits and foreign tax credits available for carryforward for tax purposes at December 31, 2025.

Tax Credit Carryforwards
General Business Credits		Foreign Tax Credits
		(In millions)
Expiration
2028‑2032	$—	$121
2033‑2037	16	14
2038‑2042	9	—
	$25	$135

A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

	Years Ended December 31,
	2025		2024	2023
			(In millions)
Balance at January 1,		$2		$14	$14
Additions for tax positions of prior years		—		—	—
Reductions for tax positions of prior years		—		—	—
Additions for tax positions of current year		—		—	—
Reductions for tax positions of current year		(2)		—	—
Settlements with tax authorities		—		—	—
Lapses of statutes of limitations	—		(12)		—
Balance at December 31,		$—		$2	$14
Unrecognized tax benefits that, if recognized would impact the effective rate		$—		$2	$14

The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included in other expenses, while penalties are included in income tax expense. Interest related to unrecognized tax benefits was not significant. The Company had no penalties for each of the years ended December 31, 2025, 2024 and 2023.

The Company is subject to examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to federal, state or local income tax examinations for years prior to 2017.

Management believes it has established adequate tax liabilities, and final resolution of any examinations for the years 2017 and forward and any pending issues are not expected to have a material impact on the Company’s consolidated financial statements.

Tax Sharing Agreements

For the periods prior to the Separation, the Company filed a consolidated federal income tax return with MetLife, Inc. and its insurance and non-insurance subsidiaries. Current taxes (and the benefits of tax attributes such as losses) are allocated to the Company, and its includable subsidiaries, under a tax sharing agreement with MetLife, Inc. This tax sharing agreement states that federal taxes are computed on a modified separate return basis with benefits for losses.

For periods after the Separation through the year ended December 31, 2022, Brighthouse Life Insurance Company, BHNY and BRCD entered into a tax sharing agreement to join a consolidated federal income tax return. The tax sharing agreement states that federal taxes are computed on a modified separate return basis with benefit for losses. The non-insurance subsidiaries of the Company filed their own federal income tax returns.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

14. Income Tax (continued)

For periods beginning with the year ended December 31, 2023, Brighthouse Life Insurance Company, BHNY and BRCD file a consolidated federal income tax return with Brighthouse Financial, Inc. and certain of its subsidiaries. In furtherance thereof, such parties joined a single tax sharing agreement, pursuant to which federal taxes are computed on a modified separate return basis with benefits for losses.

Income Tax Transactions with Former Parent

The Company entered into a tax separation agreement with MetLife (the “Tax Separation Agreement”). Among other things, the Tax Separation Agreement governs the allocation between MetLife and the Company of the responsibility for the taxes of the MetLife group. The Tax Separation Agreement also allocates rights, obligations and responsibilities in connection with certain administrative matters relating to the preparation of tax returns and control of tax audits and other proceedings relating to taxes. For the years ended December 31, 2025, 2024 and 2023, no payments were made by MetLife or Brighthouse Financial under the Tax Separation Agreement. At December 31, 2025 and 2024, there was a current income tax receivable of $18 million and $17 million, respectively, related to this agreement.

15. Contingencies, Commitments and Guarantees

Contingencies

Litigation

The Company is a defendant in a number of litigation matters. In some of the matters, large or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from various state and federal regulators, agencies and officials. The issues involved in information requests and regulatory matters vary widely and can include inquiries or investigations concerning the Company’s compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.

Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2025.

Matters as to Which an Estimate Can Be Made

For some loss contingency matters, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. In addition to amounts accrued for probable and reasonably estimable losses, as of December 31, 2025, the Company estimates the aggregate range of reasonably possible losses to be up to approximately $10 million.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

15. Contingencies, Commitments and Guarantees (continued)

Matters as to Which an Estimate Cannot Be Made

For other matters, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Sales Practices Claims

Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities or other products. The Company continues to defend vigorously against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

Cost of Insurance Class Actions

Richard A. Newton v. Brighthouse Life Insurance Company (U.S. District Court, Northern District of Georgia, Atlanta Division, filed May 8, 2020). Plaintiff filed a purported class action lawsuit against Brighthouse Life Insurance Company. Plaintiff was the owner of a universal life (“UL”) insurance policy issued by Travelers Insurance Company, a predecessor to Brighthouse Life Insurance Company. Plaintiff sought to certify a class of all persons who own or owned life insurance policies issued where the terms of the life insurance policy provide or provided, among other things, a guarantee that the COI rates would not be increased by more than a specified percentage in any contract year. Plaintiff also alleges that COI charges were based on improper factors and should have decreased over time due to improving mortality. Plaintiff’s complaint alleges, among other things, causes of action for breach of contract, fraud, suppression and concealment, and violation of the Georgia Racketeer Influenced and Corrupt Organizations Act. Plaintiff seeks to recover damages, including punitive damages, interest and treble damages, attorneys’ fees, and injunctive and declaratory relief. Brighthouse Life Insurance Company filed a motion to dismiss in June 2020, which was granted in part and denied in part in March 2021. Plaintiff was granted leave to amend the complaint. On January 18, 2023, plaintiff filed a motion on consent to amend the second amended class action complaint to narrow the scope of the class sought to those who own or owned policies issued in Georgia. The motion was granted on January 23, 2023, and the third amended class action complaint was filed on January 23, 2023. On September 5, 2025, the court granted in part plaintiff’s motion for class certification, certifying a class of all persons, who as of May 8, 2015, owned a UL policy issued in Georgia by Brighthouse Life Insurance Company or its predecessors-in-interest on Forms ULXP86 and ULXP88, and who were subject to at least one monthly deduction. On October 31, 2025, the court issued an amended order changing the date as to class certification for breach of contract claims to March 14, 2014 and for Georgia Racketeer Influenced and Corrupt Organizations Act claims to March 14, 2015. The Company intends to vigorously defend this matter.

Lawrence Martin v. Brighthouse Life Insurance Company (U.S. District Court, Southern District of New York, filed April 6, 2021). Plaintiff filed a purported class action lawsuit against Brighthouse Life Insurance Company. Plaintiff is the owner of a UL insurance policy issued by Travelers Insurance Company, a predecessor to Brighthouse Life Insurance Company. Plaintiff sought to certify a class of similarly situated owners of UL insurance policies issued or administered by defendants and alleges that COI charges were based on improper factors and should have decreased over time due to improving mortality. Plaintiff’s complaint alleges, among other things, causes of action for breach of contract, breach of the covenant of good faith and fair dealing, and unjust enrichment. Plaintiff seeks to recover compensatory damages, attorneys’ fees, interest, and equitable relief including a constructive trust. Brighthouse Life Insurance Company filed a motion to dismiss in June 2021, which was denied in February 2022. On September 25, 2025, the court granted in part plaintiff’s motion for class certification, certifying as to plaintiff’s breach of contract claim based on the alleged failure to decrease COI rates, a nationwide class of owners of UL policies with the product codes ULX or ULXP that contains the language: “We will base these rates only on our future outlook for mortality and expenses.” On October 9, 2025, plaintiff filed a petition for permission to appeal to the United States Court of Appeals for the Second Circuit. On February 11, 2026, the United States Court of Appeals for the Second Circuit denied plaintiff’s petition. The Company intends to vigorously defend this matter.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

15. Contingencies, Commitments and Guarantees (continued)

MOVEit Data Security Incident Litigation

Kennedy v. Progress Software Corporation, et al. (U.S. District Court, District of Massachusetts, filed October 3, 2023). BHF has been named as a defendant in a purported class action lawsuit. The action relates to a data security incident at an alleged third-party vendor, PBI Research Services (“PBI”), and allegedly involves the MOVEit file transfer system that PBI uses in its provision of services (“MOVEit Incident”). As it relates to BHF, plaintiff seeks to certify a subclass of persons whose private information was allegedly maintained by BHF and accessed or acquired in relation to the MOVEit Incident. Plaintiff alleges, among other things, that BHF negligently chose to utilize PBI to store and transfer plaintiff’s and purported class members’ private information despite PBI’s use of the MOVEit software which plaintiff contends contained security vulnerabilities. The complaint asserts claims against BHF for negligence, negligence per se, and unjust enrichment, and plaintiff seeks declaratory and injunctive relief, damages, attorneys’ fees and prejudgment interest. The court dismissed claims for injunctive relief against BHF, but denied the remainder of a motion to dismiss based on plaintiff’s lack of standing. BHF intends to vigorously defend this matter.

Summary

Various litigations, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company’s consolidated financial statements, have arisen in the course of the Company’s business, including, but not limited to, in connection with its activities as an insurer, investor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company’s compliance with applicable insurance and other laws and regulations.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, large or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material effect upon the Company’s financial position, based on information currently known by the Company’s management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company’s consolidated net income or cash flows in particular quarterly or annual periods.

Other Loss Contingencies

As with litigation and regulatory loss contingencies, the Company considers establishing liabilities for loss contingencies associated with disputes or other matters involving third parties, including counterparties to contractual arrangements entered into by the Company (e.g., third-party vendors and reinsurers), as well as with tax or other authorities (“other loss contingencies”). The Company establishes liabilities for such other loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In matters where it is not probable, but is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of the reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed. On a quarterly basis, the Company reviews relevant information with respect to other loss contingencies and, when applicable, updates its accruals, disclosures and estimates of reasonably possible losses or estimated ranges of loss based on such reviews.

The Company’s tax-related matters have involved disputes with taxing authorities, ongoing audits, evaluation of filing positions and any potential assessments related thereto. In the matters where the Company’s subsidiaries are acting as the reinsured or the reinsurer, such reinsurance matters have involved assertions by third parties primarily related to rates, fees or reinsured benefit calculations, and certain of such reinsurance matters have resulted in arbitration. As of December 31, 2025, the Company estimates the range of reasonably possible losses in excess of the amounts accrued for certain other loss contingencies to be from zero up to approximately $15 million relating to a certain reinsurance matter, as described above. For certain matters, the Company may not currently be able to estimate the reasonably possible loss or estimated range of loss until developments in such matters have provided sufficient information to support an assessment of such loss.

During the first quarter of 2024, an arbitration panel ruled in favor of a reinsurer seeking a premium rate increase retroactive to September 2019 resulting in a $187 million loss, of which $167 million was reported in universal life and investment product-type policy fees and $20 million was reported in other expenses.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

15. Contingencies, Commitments and Guarantees (continued)

Commitments

Mortgage Loan Commitments

The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $436 million and $271 million at December 31, 2025 and 2024, respectively.

Commitments to Fund Partnership Investments, and Private Corporate Bond Investments

The Company commits to fund partnership investments and to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $1.4 billion and $1.7 billion at December 31, 2025 and 2024, respectively.

Guarantees

In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of reinsurance, acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation with a cumulative maximum of $83 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

In addition, the Company indemnifies its directors and officers as provided in its charters and bylaws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company’s interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

The Company did not have any liabilities recorded for indemnities, guarantees and commitments at both December 31, 2025 and 2024.

16. Related Party Transactions

The Company has various existing arrangements with its Brighthouse Financial affiliates including related party reinsurance, debt and equity transactions (see Notes 7, 11 and 12). Other material arrangements between the Company and its related parties not disclosed elsewhere are as follows:

Shared Services and Overhead Allocations

The Company has entered into various agreements with affiliates regarding the provision of certain services, which include, but are not limited to, treasury, financial planning and analysis, legal, human resources, tax planning, internal audit, financial reporting and information technology. When specific identification to a particular legal entity and/or product is not practicable, an allocation methodology based on various performance measures or activity-based costing, such as sales, new policies/contracts issued, reserves, and in-force policy counts is used. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Management believes that the methods used to allocate expenses under these arrangements are reasonable. Revenues received from an affiliate related to these agreements, recorded in universal life and investment-type product policy fees, were $168 million, $177 million and $175 million for the years ended December 31, 2025, 2024 and 2023, respectively. Costs incurred under these arrangements were $893 million, $891 million and $935 million for the years ended December 31, 2025, 2024 and 2023, respectively, and were recorded in other expenses.

The Company had net receivables from/(payables to) affiliates, related to the items discussed above, of ($68) million and ($71) million at December 31, 2025 and 2024, respectively.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

16. Related Party Transactions (continued)

Broker-Dealer Transactions

The related party expense for the Company was commissions paid on the sale of variable products and passed through to the broker-dealer affiliate. The related party revenue for the Company was fee income passed through the broker-dealer affiliate from trusts and mutual funds whose shares serve as investment options of policyholders of the Company. Fee income received related to these transactions and recorded in other revenues was $167 million, $174 million and $169 million for the years ended December 31, 2025, 2024 and 2023, respectively. Commission expenses incurred related to these transactions and recorded in other expenses was $958 million, $930 million and $887 million for the years ended December 31, 2025, 2024 and 2023, respectively. The Company also had related party fee income receivables of $14 million and $15 million at December 31, 2025 and 2024, respectively.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule I

Consolidated Summary of Investments —
Other Than Investments in Related Parties
December 31, 2025

(In millions)

Types of Investments	Cost or Amortized Cost (1)	Estimated Fair Value	Amount at Which Shown on Balance Sheet
Fixed maturity securities:
Bonds:
U.S. government and agency	$6,942	$6,445		$6,445
State and political subdivision	3,620	3,423		3,423
Public utilities	3,888	3,560		3,560
Foreign government	974	942		942
All other corporate bonds	49,319	46,147		46,147
Total bonds	64,743	60,517		60,517
Mortgage-backed and asset-backed securities	21,030	20,307		20,307
Redeemable preferred stock	134	136		136
Total fixed maturity securities	85,907	80,960		80,960
Trading securities	512	506		506
Equity securities:
Non-redeemable preferred stock	18	10		10
Common stock:
Industrial, miscellaneous and all other	9	11		11
Public utilities	—	2		2
Total equity securities	27	23		23
Mortgage loans	22,726			22,726
Policy loans	1,047			1,047
Limited partnerships and LLCs	4,696			4,696
Short-term investments	668			668
Other invested assets	7,932			7,932
Total investments	$123,515			$118,558
(1)
Cost or amortized cost for fixed maturity and trading securities represents original cost reduced by impairments that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for mortgage loans, cost represents original cost reduced by repayments and valuation allowances and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost; for limited partnerships and LLCs, cost represents original cost adjusted for equity in earnings and distributions.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule II

Condensed Financial Information
(Parent Company Only)
December 31, 2025 and 2024

(In millions, except share and per share data)

2025	2024
Condensed Balance Sheets
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $71,076 and $72,741, respectively; allowance for credit losses of $61 and $78, respectively)	$67,301	$66,860
Trading securities, at estimated fair value	506	—
Equity securities, at estimated fair value	18	27
Mortgage loans (net of allowance for credit losses of $191 and $172, respectively)	21,584	22,089
Policy loans	1,047	1,625
Limited partnerships and limited liability companies	4,105	4,288
Short-term investments, principally at estimated fair value	339	1,120
Investment in subsidiaries	2,422	2,046
Other invested assets, principally at estimated fair value	14,030	10,387
Total investments	111,352	108,442
Cash and cash equivalents	4,439	3,856
Accrued investment income	1,112	1,139
Premiums, reinsurance and other receivables (net of allowance for credit losses of $3 and $3, respectively)	20,754	20,298
Receivable from subsidiaries	11,039	11,558
Deferred policy acquisition costs and value of business acquired	3,973	3,958
Current income tax recoverable	83	26
Deferred income tax receivable	2,923	3,299
Market risk benefits assets	963	993
Other assets	263	293
Separate account assets	74,767	74,966
Total assets	$231,668	$228,828
Liabilities and Stockholder’s Equity
Liabilities
Future policy benefits	$31,389	$31,126
Policyholder account balances	85,958	85,968
Market risk benefits liabilities	7,937	8,181
Other policy-related balances	3,753	3,827
Payables for collateral under securities loaned and other transactions	4,642	3,762
Long-term debt	812	812
Other liabilities	14,327	14,053
Separate account liabilities	74,767	74,966
Total liabilities	223,585	222,695
Stockholder’s Equity
Common stock, par value $25,000 per share; 4,000 shares authorized; 3,000 shares issued and outstanding	75	75
Additional paid-in capital	17,607	17,507
Retained earnings (deficit)	(5,997)	(6,286)
Accumulated other comprehensive income (loss)	(3,602)	(5,163)
Total stockholder’s equity	8,083	6,133
Total liabilities and stockholder’s equity	$231,668	$228,828

See accompanying notes to the condensed financial information.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule II

Condensed Financial Information (continued)
(Parent Company Only)
For the Years Ended December 31, 2025, 2024 and 2023

(In millions)

2025	2024	2023
Condensed Statements of Operations
Revenues
Premiums	$527	$577	$599
Universal life and investment-type product policy fees	1,487	1,378	1,527
Net investment income	4,410	4,431	3,992
Other revenues	768	755	519
Net investment gains (losses)	(151)	(287)	(234)
Net derivative gains (losses)	(1,598)	(3,066)	(3,616)
Total revenues	5,443	3,788	2,787
Expenses
Policyholder benefits and claims (including remeasurement gains (losses) of ($53), ($366), ($137), respectively)	1,525	1,635	1,692
Interest credited to policyholder account balances	2,054	1,989	1,641
Amortization of deferred policy acquisition costs and value of business acquired	505	485	499
Change in market risk benefits	(252)	(2,665)	(1,494)
Other expenses	1,846	1,886	1,817
Total expenses	5,678	3,330	4,155
Income (loss) before provision for income tax and equity in earnings (losses) of subsidiaries	(235)	458	(1,368)
Provision for income tax expense (benefit)	(111)	41	(347)
Income (loss) before equity in earnings (losses) of subsidiaries	(124)	417	(1,021)
Equity in earnings (losses) of subsidiaries	413	(161)	(103)
Net income (loss) attributable to Brighthouse Life Insurance Company	$289	$256	$(1,124)
Comprehensive income (loss)	$1,850	$207	$(307)

See accompanying notes to the condensed financial information.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule II

Condensed Financial Information (continued)
(Parent Company Only)
For the Years Ended December 31, 2025, 2024 and 2023

(In millions)

2025	2024	2023
Condensed Statements of Cash Flows
Net cash provided by (used in) operating activities	$451	$240	$238
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	11,304	10,717	5,561
Trading securities	44	—	—
Equity securities	17	25	18
Mortgage loans	2,499	1,441	1,180
Limited partnerships and limited liability companies	484	325	197
Purchases of:
Fixed maturity securities	(9,820)	(10,280)	(7,587)
Trading securities	(199)	—	—
Equity securities	(2)	(2)	(3)
Mortgage loans	(2,141)	(2,347)	(775)
Limited partnerships and limited liability companies	(275)	(293)	(449)
Cash received in connection with freestanding derivatives	16,754	12,416	4,505
Cash paid in connection with freestanding derivatives	(18,208)	(11,794)	(5,207)
Receipts on loans to affiliate	—	—	125
Returns of capital and dividends from subsidiaries	79	19	25
Net change in policy loans	578	(688)	(40)
Net change in short-term investments	797	(523)	(261)
Net change in other invested assets	(922)	(1,380)	(4,530)
Net cash provided by (used in) investing activities	989	(2,364)	(7,241)
Cash flows from financing activities
Policyholder account balances:
Deposits	19,415	29,602	24,917
Withdrawals	(20,793)	(26,235)	(17,305)
Net change in payables for collateral under securities loaned and other transactions	880	146	(737)
Dividends paid to parent	—	—	(266)
Capital contributions	100	—	—
Financing element on certain derivative instruments and other derivative related transactions, net	(459)	(215)	(26)
Net cash provided by (used in) financing activities	(857)	3,298	6,583
Change in cash, cash equivalents and restricted cash	583	1,174	(420)
Cash, cash equivalents and restricted cash, beginning of year	3,856	2,682	3,102
Cash, cash equivalents and restricted cash, end of year	$4,439	$3,856	$2,682
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$65	$65	$65
Income tax	$(10)	$1	$(20)
Non-cash transactions:
Transfer of fixed maturity securities from affiliates	$99	$—	$103
Transfer of fixed maturity securities to affiliates	$48	$126	$234
Transfer of mortgage loans to affiliates	$43	$—	$—

See accompanying notes to the condensed financial information.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule II

Notes to the Condensed Financial Information
(Parent Company Only)

1. Basis of Presentation

The condensed financial information of Brighthouse Life Insurance Company (the “Parent Company”) should be read in conjunction with the consolidated financial statements of Brighthouse Life Insurance Company and its subsidiaries and the notes thereto (the “Consolidated Financial Statements”). These condensed unconsolidated financial statements reflect the results of operations, financial position and cash flows for the Parent Company. Investments in subsidiaries are accounted for using the equity method of accounting.

The preparation of these condensed unconsolidated financial statements in conformity with GAAP requires management to adopt accounting policies and make certain estimates and assumptions. The most important of these estimates and assumptions relate to the fair value measurements, identifiable intangible assets and the provision for potential losses that may arise from litigation and regulatory proceedings and tax audits, which may affect the amounts reported in the condensed unconsolidated financial statements and accompanying notes. Actual results could differ from these estimates.

2. Investment in Subsidiaries

During the year ended December 31, 2025, Brighthouse Life Insurance Company received a cash capital contribution of $100 million from Brighthouse Holdings, LLC. During the year ended December 31, 2023, Brighthouse Life Insurance Company paid a non-cash capital contribution of $100 million to Brighthouse Life Insurance Company of NY.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Consolidated Supplementary Insurance Information
December 31, 2025 and 2024

(In millions)

Segment	DAC and VOBA	Future Policy Benefits and Other Policy-Related Balances	Policyholder Account Balances	Unearned Premiums (1)(2)	Unearned Revenue (1)
2025
Annuities	$3,884	$4,263	$69,957	$—	$53
Life	389	6,256	2,235	10	215
Run-off	3	18,900	5,504	—	793
Corporate & Other	—	5,978	9,478	5	—
Total	$4,276	$35,397	$87,174	$15	$1,061
2024
Annuities	$3,951	$4,013	$67,602	$—	$59
Life	420	6,083	2,207	9	190
Run-off	3	18,672	6,376	—	715
Corporate & Other	—	5,994	10,977	5	—
Total	$4,374	$34,762	$87,162	$14	$964
(1)
Amounts are included in the future policy benefits and other policy-related balances column.
(2)
Includes premiums received in advance.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Consolidated Supplementary Insurance Information (continued)
December 31, 2025, 2024 and 2023

(In millions)

Segment	Premiums and Universal Life and Investment-Type Product Policy Fees	Net Investment Income (1)	Policyholder Benefits and Claims and Interest Credited to Policyholder Account Balances	Amortization of DAC and VOBA	Other Expenses
2025
Annuities	$1,439	$3,043	$1,874	$514	$1,032
Life	567	381	759	50	180
Run-off	354	1,150	869	—	127
Corporate & Other	—	565	409	—	270
Total	$2,360	$5,139	$3,911	$564	$1,609
2024
Annuities	$1,531	$2,841	$1,832	$497	$1,007
Life	496	418	633	53	169
Run-off	333	1,230	1,335	—	165
Corporate & Other	—	611	449	—	260
Total	$2,360	$5,100	$4,249	$550	$1,601
2023
Annuities	$1,499	$2,536	$1,556	$507	$997
Life	615	385	688	57	182
Run-off	475	1,115	1,587	—	167
Corporate & Other	—	524	388	—	279
Total	$2,589	$4,560	$4,219	$564	$1,625
(1)
See Note 2 of the Notes to the Consolidated Financial Statements for the basis of allocation of net investment income.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule IV

Consolidated Reinsurance
December 31, 2025, 2024 and 2023

(Dollars in millions)

Gross Amount	Ceded	Assumed	Net Amount	% Amount Assumed to Net
2025
Life insurance in-force (1)	$420,549	$113,518	$6,286	$313,317	2.0%
Insurance premium
Life insurance (2)	$1,060	$398	$18	$680	2.6%
Accident & health insurance	175	173	—	2	—%
Total insurance premium	$1,235	$571	$18	$682	2.6%
2024
Life insurance in-force (1)	$447,395	$121,327	$6,940	$333,008	2.1%
Insurance premium
Life insurance (2)	$1,181	$444	$20	$757	2.6%
Accident & health insurance	186	184	—	2	—%
Total insurance premium	$1,367	$628	$20	$759	2.6%
2023
Life insurance in-force (1)	$463,582	$129,016	$7,479	$342,045	2.2%
Insurance premium
Life insurance (2)	$1,257	$475	$20	$802	2.5%
Accident & health insurance	201	192	—	9	—%
Total insurance premium	$1,458	$667	$20	$811	2.5%
(1)
Includes life insurance products in the Life, Run-off and Corporate & Other segments.
(2)
Includes annuities with life contingencies.

For the years ended December 31, 2025, 2024 and 2023, reinsurance assumed included related party transactions for life insurance in-force of $1.3 billion, $1.3 billion and $1.4 billion, respectively, and life insurance premiums of $9 million, $8 million and $6 million, respectively. There were no related party transactions for ceded life insurance in-force and life insurance premiums for the years ended December 31, 2025, 2024 and 2023.

92